     As filed with the Securities and Exchange Commission on July 31, 1998
                                                     Registration Nos.  33-27491
                                                                        811-5782

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                             [x]
                          Pre-Effective Amendment No.
                                                                             [_]
                        Post-Effective Amendment No. 22
                                                                             [x]
                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                             [x]
                               Amendment No. 23
                                                                             [x]
                         ____________________________

                            M.S.D. & T. Funds, Inc.
              (Exact Name of Registrant as Specified in Charter)

                               Two Hopkins Plaza
                          Baltimore, Maryland  21201
                   (Address of Principal Executive Offices)

                        Registrant's Telephone Number:
                                1-800-551-2145

                         W. Bruce McConnel, III, Esq.
                          Drinker Biddle & Reath LLP
                   1100 Philadelphia National Bank Building
                             1345 Chestnut Street
                     Philadelphia, Pennsylvania 19107-3496
                    (Name and Address of Agent for Service)


  It is proposed that this filing will become effective (check appropriate box):

  [_] immediately upon filing pursuant to paragraph (b)

  [_] on (date) pursuant to paragraph (b)

  [X] 60 days after filing pursuant to paragraph (a)(1)

  [_] on (date) pursuant to paragraph (a)(1)

  [_] 75 days after filing pursuant to paragraph (a)(2)

  [_] on (date) pursuant to paragraph (a)(2) of rule 485.

  If appropriate, check the following box:

  [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         Title of Securities Being Registered:  Shares of Common Stock

                            M.S.D. & T. FUNDS, INC.


                             GROWTH & INCOME FUND
                              EQUITY INCOME FUND
                              EQUITY GROWTH FUND
                           INTERNATIONAL EQUITY FUND
                         DIVERSIFIED REAL ESTATE FUND

                             CROSS REFERENCE SHEET
                             ---------------------

                            Pursuant to Rule 485(a)
                       under the Securities Act of 1933

Form N-1A Item Number                        Location
---------------------                        --------

Part A                                       Prospectus Caption
------                                       ------------------
1. Cover Page.............................   Cover Page

2. Synopsis...............................   Expense Summary

3. Condensed Financial Information........   Financial Highlights; Performance
                                             Reporting

4.  General Description of Registrant.....   Cover Page; Investment
                                             Objectives, Policies and Risks;
                                             Fundamental Limitations; Other
                                             Information Concerning the Company
                                             and Its Shares; Miscellaneous

5.  Management of the Fund................   Management of the Company;
                                             Investing in the Funds; Shareholder
                                             Services

5A. Management's Discussion of Fund
    Performance...........................   Not Applicable

6.  Capital Stock and                        Investing in the Funds; Dividends
    Other Securities......................   and Distributions; Tax Information;
                                             Other Information Concerning the
                                             Company and Its Shares; Shareholder
                                             Services; Miscellaneous

7.  Purchase of Securities Being Offered..   Investing in the Funds

8.  Redemption or Repurchase..............   Investing in the Funds

9.  Pending Legal Proceedings.............   Not Applicable

                            M.S.D. & T. FUNDS, INC.



                            . GROWTH & INCOME FUND

                             . EQUITY INCOME FUND

                             . EQUITY GROWTH FUND

                          . INTERNATIONAL EQUITY FUND

                        . DIVERSIFIED REAL ESTATE FUND



                                  PROSPECTUS



                              September __, 1998

                               TABLE OF CONTENTS
                               -----------------

                                                                           PAGE
                                                                           ----
EXPENSE SUMMARY...........................................................    3

FINANCIAL HIGHLIGHTS......................................................    5

INVESTMENT OBJECTIVES, POLICIES AND RISKS.................................    9

FUNDAMENTAL LIMITATIONS...................................................   23

INVESTING IN THE FUNDS....................................................   23

SHAREHOLDER SERVICES......................................................   29

DIVIDENDS AND DISTRIBUTIONS...............................................   31

TAX INFORMATION...........................................................   31

MANAGEMENT OF THE COMPANY.................................................   33

OTHER INFORMATION CONCERNING THE COMPANY AND ITS SHARES...................   37

PERFORMANCE REPORTING.....................................................   37

MISCELLANEOUS.............................................................   38

--------------------------------------------------------------------------------
                             IF YOU HAVE QUESTIONS

For current yield, purchase and redemption information, call 1-800-551-2145.
--------------------------------------------------------------------------------

                            M.S.D. & T. FUNDS, INC.

                                  PROSPECTUS
                                    FOR THE

                             GROWTH & INCOME FUND
                              EQUITY INCOME FUND
                              EQUITY GROWTH FUND
                           INTERNATIONAL EQUITY FUND
                         DIVERSIFIED REAL ESTATE FUND


                              SEPTEMBER __, 1998


-------------------------------------------------------------------------------------------------------------------
    M.S.D. & T. FUND                           GOAL                                 FOR INVESTORS WHO WANT
    ----------------                           ----                                 ----------------------
-------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME           Long-term capital appreciation with income as    Long-term capital appreciation and are
                          a secondary objective through investments        willing to accept the risks associated
                          primarily in common and preferred stock and      with investments in equity securities.
                          debt securities convertible into common stock.
-------------------------------------------------------------------------------------------------------------------
EQUITY INCOME             Current income and long-term capital             Current income and long-term capital
                          appreciation with reasonable risk through        appreciation and are willing to accept
                          investments primarily in common and preferred    the relative risks associated with
                          stock and debt securities convertible into       investments in equity securities.
                          common stock.
-------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH             Long-term capital appreciation through           Long-term capital appreciation and are
                          investments primarily in common and preferred    willing to accept the relative risks
                          stock and debt securities convertible into       associated with investments in equity
                          common stock that represent growth potential.    securities.
-------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY      Long-term growth of capital and income with      Long-term growth of capital and income
                          reasonable risk through investments primarily    and are willing to accept the risks
                          in equity securities of foreign issuers.         associated with foreign equity
                                                                           investments.
-------------------------------------------------------------------------------------------------------------------
DIVERSIFIED REAL ESTATE   Current income and capital growth through        Current income and growth of capital
                          investments primarily in securities of           and are willing to accept the same
                          companies principally engaged in the real        risks as are associated with direct
                          estate business.                                 ownership of real estate.
-------------------------------------------------------------------------------------------------------------------

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE DIVIDENDS PAID BY THE FUNDS WILL GO UP AND DOWN. MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY SERVES AS INVESTMENT ADVISER AND ADMINISTRATOR TO THE FUNDS, IS PAID FEES FOR ITS SERVICES, AND IS NOT AFFILIATED WITH BISYS FUND SERVICES LIMITED PARTNERSHIP, THE FUNDS' DISTRIBUTOR.

     This Prospectus relates to shares of the Growth & Income Fund, Equity Income Fund, Equity Growth Fund, International Equity Fund and Diversified Real Estate Fund (collectively the "Funds") of M.S.D. & T. Funds, Inc. (the "Company"), a no-load, open-end management investment company. This Prospectus describes concisely the information about the Funds that you should know before investing. Please read and keep it for future reference. More information about the Funds is contained in the Statement of Additional Information dated September __, 1998 that has been filed with the Securities and Exchange Commission ("SEC"). The Statement of Additional Information, which can be obtained free of charge upon request by writing to the Company at Two Hopkins Plaza, Baltimore, Maryland 21201 or by calling 1-800-551-2145, is incorporated by reference into (considered a part of) this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                EXPENSE SUMMARY


     Expenses are one of several factors to consider when investing in a Fund. Annual Fund Operating Expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting, custody and other services.

     Below is information regarding the operating expenses for the Funds. Examples based on this information are also provided.

                                               GROWTH &   EQUITY   EQUITY   INTERNATIONAL   DIVERSIFIED
                                                INCOME    INCOME   GROWTH       EQUITY      REAL ESTATE
                                                 FUND      FUND     FUND         FUND           FUND
                                                 ----      ----     ----         ----           ----
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Management Fees (after fee
  waivers)(1)................................    .50%      .48%     .41%         .73%           .39%
Other Expenses (after fee waivers)
  (includes administration, custody
  and transfer agency, and
  miscellaneous other charges)(1)............    .20%      .22%     .29%         .27%           .61%

Total Fund Operating Expenses                    ---       ---      ---          ----          ----
  (after fee waivers)(1).....................    .70%      .70%     .70%         1.00%         1.00%
                                                 ===       ===      ===          ====          ====

--------------------------

(1) This expense information is provided to help you understand the various costs and expenses that you would bear indirectly as a shareholder of one of the Funds. The expense information is based on the expenses incurred by the Funds during the fiscal year or period ended May 31, 1998, as restated to reflect the expenses which the Funds expect to incur during the current fiscal year. Without fee waivers by the investment adviser and administrator, Management Fees, Other Expenses and Total Fund Operating Expenses, stated as a percentage of average daily net assets, would be .60%, .28% and .88%, respectively, for the Growth & Income Fund, .60%, .30% and .90%, respectively, for the Equity Income Fund; .60%, .31% and .99%, respectively, for the Equity Growth Fund; .80%, .33% and 1.13%, respectively, for the International Equity Fund; and .80%, 2.73% and 3.53%, respectively, for the Diversified Real Estate Fund.

     The investment adviser and administrator are under no obligation to waive fees or reimburse expenses, but have informed the Company that they expect to waive fees and/or reimburse expenses during the current fiscal year as necessary to maintain the Funds' total operating expenses at the levels set forth in the above table. You should note that any fees that are charged by the investment adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to, and are not reflected in, the fees and expenses described above.

     For more complete descriptions of the Funds' operating expenses, see "Management of the Company" in this Prospectus.

EXAMPLE:

Assume a Fund's annual return is 5% and its expenses are the same as those stated above. For every $1,000 you invest, here's how much you would pay in total expenses if you closed your account after the number of years indicated:

                                                                  1 Year     3 Years     5 Years    10 Years
                                                                 -------     -------     -------    --------
Growth & Income Fund......................................        $ 7          $22         $39        $ 87
Equity Income Fund........................................        $ 7          $22         $39        $ 87
Equity Growth Fund........................................        $ 7          $22         $39        $ 87
International Equity Fund.................................        $10          $32         $55        $122
Diversified Real Estate Fund..............................        $10          $32         $55        $122

THE EXAMPLES SHOWN ABOVE SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE INVESTMENT RETURNS OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURNS AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

     The following Financial Highlights, which have been derived from the Funds' financial statements, have been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants, whose unqualified report on the financial statements containing such information for the five years in the period ended May 31, 1998 is incorporated by reference into the Statement of Additional Information. The Financial Highlights should be read along with the financial statements and related notes, which are also incorporated by reference into the Statement of Additional Information. Further information about the performance of the Funds is available in the Company's Annual Report to Shareholders for the fiscal year ended May 31, 1998. For a free copy of the Statement of Additional Information or the Annual Report to Shareholders, contact the Company at the address or telephone number on the first page of this Prospectus.

                             GROWTH & INCOME FUND

     Financial Highlights for a share of the Growth & Income Fund outstanding throughout each of the periods indicated:

                                                            Year       Year       Year       Year       Year       Year
                                                            Ended      Ended      Ended      Ended      Ended      Ended
                                                            5/31/98    5/31/97    5/31/96    5/31/95    5/31/94    5/31/93
                                                            --------   --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period.....................   $  18.25   $  14.58   $  13.42   $  12.14   $  12.39   $  11.36
                                                            --------   --------   --------   --------   --------   --------
Income From Investment Operations:
  Net Investment Income...................................      0.20       0.23       0.33       0.35       0.29       0.29

  Net Realized and Unrealized Gain (Loss)
    on Investments........................................      5.01       4.19       1.89       1.55      (0.18)      1.13
                                                            --------   --------   --------   --------   --------   --------
    Total From Investment Operations......................      5.21       4.42       2.22       1.90       0.11       1.42
                                                            --------   --------   --------   --------   --------   --------
Less Distributions to Shareholders from:
    Net Investment Income.................................
                                                               (0.23)     (0.25)     (0.35)     (0.34)     (0.28)     (0.30)
    Net Capital Gains.....................................      1.86)     (0.50)     (0.71)     (0.28)     (0.08)     (0.09)
                                                            --------   --------   --------   --------   --------   --------
    Total Distributions...................................     (2.09)     (0.75)     (1.06)     (0.62)     (0.36)     (0.39)
                                                            --------   --------   --------   --------   --------   --------
Net Asset Value, End of Period............................  $  21.37   $  18.25   $  14.58   $  13.42   $  12.14   $  12.39
                                                            ========   ========   ========   ========   ========   ========
Total Return..............................................     29.40%     31.26%     17.24%     16.22%      0.87%     12.87%

Ratios/Supplemental Data
  Net Assets, End of Period (000).........................  $373,864   $142,452   $107,233   $ 91,277   $ 53,240   $ 46,754

  Ratio of Expenses to Average
    Net Assets
    After Expense Waiver..................................      0.71%      0.73%      0.73%      0.73%      0.68%      0.68%

    Before Expense Waiver.................................      0.88%      0.89%      0.89%      0.89%      0.87%      0.88%

  Ratio of Net Investment Income to
    Average Net Assets....................................      0.99%      1.52%      2.38%      2.99%      2.41%      2.68%

Portfolio turnover rate...................................     24.09%     27.10%     45.15%     33.26%     61.16%     11.99%

                                                               Year        2/28/91/1/
                                                               Ended         to
                                                               5/31/92     5/31/91
                                                               --------   ---------
Net Asset Value, Beginning of Period.....................      $  10.69   $   10.00
                                                               --------   ---------
Income From Investment Operations:
  Net Investment Income...................................         0.33        0.09

  Net Realized and Unrealized Gain (Loss)
    on Investments........................................         0.66        0.60
                                                               --------   ---------
    Total From Investment Operations......................         0.99        0.69
                                                               --------   ---------
Less Distributions to Shareholders from:
    Net Investment Income.................................
                                                                  (0.32)         --
    Net Capital Gains.....................................           --          --
                                                               --------   ---------
    Total Distributions...................................        (0.32)       0.00
                                                               --------   ---------
Net Asset Value, End of Period............................     $  11.36   $   10.69
                                                               ========   =========
Total Return..............................................         9.51%       6.90%

Ratios/Supplemental Data
  Net Assets, End of Period (000).........................     $ 17,463   $   4,801
  Ratio of Expenses to Average
    Net Assets
    After Expense Waiver..................................        0.68%        0.68%/2/

    Before Expense Waiver.................................        0.96%        1.20%

  Ratio of Net Investment Income to
    Average Net Assets....................................        3.05%        4.10%/2/

Portfolio turnover rate...................................        9.57%        1.98%

____________________________

/1/  Commencement of operations.
/2/  Annualized.

                    EQUITY INCOME FUND, EQUITY GROWTH FUND
                       AND DIVERSIFIED REAL ESTATE FUND

     Financial Highlights for a share of the Equity Income Fund, Equity Growth Fund and Diversified Real Estate Fund outstanding throughout the period indicated:

                                                                    EQUITY INCOME FUND   EQUITY GROWTH FUND
                                                                    -------------------  -------------------
                                                                      March 1, 1998/1/     March 1, 1998/1/
                                                                      to May 31, 1998      to May 31, 1998
                                                                      ---------------      ---------------
Net Asset Value, Beginning of Period..............................        $  10.00              $ 10.00
                                                                          --------              -------
Income From Investment Operations:
  Net Investment Income...........................................            0.04                 0.02
  Net Realized and Unrealized Gain (Loss)
    on Investments................................................            0.19                 0.27
                                                                          --------              -------
    Total From Investment Operations..............................            0.23                 0.29
                                                                          --------              -------
Less Distributions to Shareholders from:
    Net Investment Income.........................................           (0.02)               (0.01)
    Net Capital Gains.............................................              --                   --
    Total Distributions...........................................           (0.02)               (0.01)
                                                                          --------              -------
Net Asset Value, End of Period....................................        $  10.21              $ 10.28
                                                                          ========              =======
Total Return......................................................            2.28%                2.89%
Ratios/Supplemental Data
  Net Assets, End of Period (000).................................        $319,971              $34,876
  Ratio of Expenses to Average
    Net Assets
    After Expense Waiver..........................................        0.70%/2/             0.70%/2/
    Before Expense Waiver.........................................        0.93%/2/             1.02%/2/

  Ratio of Net Investment Income to
    Average Net Assets............................................        1.45%/2/             0.68%/2/
Portfolio turnover rate...........................................        2.00%                7.99%


                                                                           DIVERSIFIED REAL ESTATE FUND
                                                                           -----------------------------
                                                                                  August 1, 1997/1/
                                                                                  to May 31, 1998
                                                                                  ---------------
Net Asset Value, Beginning of Period..............................              $ 10.00
                                                                                -------
Income From Investment Operations:
  Net Investment Income...........................................                 0.32
  Net Realized and Unrealized Gain (Loss)
    on Investments................................................                 0.12
                                                                                -------
    Total From Investment Operations..............................                 0.44
                                                                                -------
Less Distributions to Shareholders from:
    Net Investment Income.........................................                (0.28)
    Net Capital Gains.............................................                (0.03)
    Total Distributions...........................................                (0.31)
                                                                                -------
Net Asset Value, End of Period....................................              $ 10.13
                                                                                =======
Total Return......................................................                 4.31%
Ratios/Supplemental Data
  Net Assets, End of Period (000).................................              $ 6,677
  Ratio of Expenses to Average
    Net Assets
    After Expense Waiver..........................................              1.00%/2/
    Before Expense Waiver.........................................              2.25%/2/

  Ratio of Net Investment Income to
    Average Net Assets............................................              4.17%/2/
Portfolio turnover rate...........................................              0.84%

--------------------------------

/1/  Commencement of operations.
/2/  Annualized.

                           INTERNATIONAL EQUITY FUND

          Financial Highlights for a share of the International Equity Fund outstanding throughout each of the periods indicated:

                                                                         Year      Year       Year       Year      7/2/93/1/
                                                                        Ended      Ended      Ended      Ended        to
                                                                       5/31/98    5/31/97    5/31/96    5/31/95     5/31/94
                                                                       --------   --------   --------   --------   ---------
Net Asset Value, Beginning of Period.................................  $  13.18   $  12.47   $  11.60   $  11.81   $  10.00
                                                                       --------   --------   --------   --------   --------
Income From Investment Operations:
  Net Investment Income..............................................      0.12       0.31       0.09       0.03       0.08

Net Realized and Unrealized Gain (Loss)
  on Investments and Foreign Currency................................      1.42       0.88       1.51       0.08       1.81
                                                                       --------   --------   --------   --------   --------

  Total From Investment Operations...................................      1.54       1.19       1.60       0.11       1.89
                                                                       --------   --------   --------   --------   --------
Less Distributions to Shareholders from:
    Net Investment Income............................................     (0.15)     (0.24)     (0.07)     (0.04)     (0.07)
    Net Capital Gains................................................     (0.67)     (0.24)     (0.66)     (0.28)     (0.01)
                                                                       --------   --------   --------   --------   --------

    Total Distributions..............................................     (0.82)     (0.48)     (0.73)     (0.32)     (0.08)
                                                                       --------   --------   --------   --------   --------

Net Asset Value, End of Period.......................................  $  13.90   $  13.18   $  12.47   $  11.60   $  11.81
                                                                       ========   ========   ========   ========   ========

Total Return.........................................................     12.77%      9.81%     14.27%      0.82%     18.98%
Ratios/Supplemental Data

  Net Assets, End of Period (000)....................................  $ 85,402   $ 83,313   $ 75,676   $ 69,172  $  47,472

  Ratio of Expenses to Average
    Net Assets
    After Expense Waivers............................................      1.03%      1.05%      1.05%      1.05%      1.00%/2/

    Before Expense Waiver............................................      1.14%      1.16%      1.17%      1.16%      1.20%/2/

    Ratio of Net Investments Income to
      Average Net Assets.............................................      0.92%      0.97%      0.78%      0.06%      0.82%/2/

Portfolio turnover rate..............................................     55.55%     74.15%     53.58%     42.15%     39.49%

----------------------------

/1/    Commencement of operations.
/2/    Annualized.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS

     The Funds' investment adviser (the "Adviser") and, with respect to the International Equity Fund, the Fund's sub-adviser (the "Sub-Adviser") use a range of different investments and investment techniques in seeking to achieve a Fund's investment objective. All Funds do not use all of the investments and investment techniques described below, which involve various risks, and which are also described in the following sections. You should consider which Funds best meet your investment goals. The Adviser and Sub-Adviser will use their best efforts to achieve a Fund's investment objective, although its achievement cannot be assured. An investor should not consider an investment in any Fund to be a complete investment program. Each Fund is classified as a diversified portfolio under the Investment Company Act.

GROWTH & INCOME FUND

     The investment objective of the Growth & Income Fund is to seek long-term capital appreciation, with income being a secondary objective. The Fund pursues its objective by investing substantially all of its assets in common stock, preferred stock and debt obligations convertible into common stock that the Adviser believes to be undervalued. The Fund seeks to purchase individual stocks that appear to represent good relative values and seem likely to appreciate in price. The ratios of a stock's price to earnings and book value, its earnings trend and its dividend growth rate are factors considered in stock selection. Securities purchased by the Fund may produce higher than average dividend yields, although income is a secondary objective in the selection of investments.

     Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in common stock, preferred stock and debt obligations convertible into common stock. Although the Fund will invest primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may also invest up to 25% of its total assets in the securities of foreign issuers, either directly or through American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") as described below under "Other Investment Policies and Related Risks."

     During normal market and economic conditions, the Fund may hold up to 25% of its total assets in debt securities. These securities will either be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or will be debt obligations, including but not limited to debt obligations convertible into common stock ("convertible securities"), that at the time of purchase carry one of the three highest ratings assigned by an unaffiliated national statistical rating organization ("Rating Agency"). Investments may also be made in unrated debt obligations which the Adviser has determined to be of comparable quality. Up to 10% of the Fund's total assets may be invested in convertible securities that are rated at the time of purchase in the fourth highest rating category or lower by one or more Rating Agencies. Convertible securities that carry the lowest of the four highest ratings assigned by a Rating Agency are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Lower quality debt securities (including convertible securities), also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising rates. Securities in the lowest quality category may present the risk of default, or may be in default. See the Appendix to the Statement of Additional Information for a description of applicable debt security ratings.

     The Fund may reduce the percentage of its equity investments and temporarily invest its assets in fixed-income securities, including the types of debt securities described above and high quality short-term money market instruments, when, in the opinion of the Adviser, a defensive position is warranted, or to meet anticipated redemption requests.

EQUITY INCOME FUND

     The investment objective of the Equity Income Fund is to seek current income and long-term capital appreciation consistent with reasonable risk. The Fund pursues its objective by investing substantially all of its assets in common stock, preferred stock and debt obligations convertible into common stock. The Fund seeks to purchase individual stocks that are likely to produce higher than average dividend yields and appear to represent good relative values with the potential for price appreciation. A stock's dividend growth rate, the ratios of price to earnings and book value and its earnings trend are factors considered in stock selection.

     Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in income-producing equity securities, including common stock, preferred stock and debt obligations convertible into common stock. Although the Fund will invest primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may also invest up to 25% of its total assets in the securities of foreign issuers, either directly or through ADRs, EDRs and GDRs as described under "Other Investment Policies and Related Risks."

     During normal market and economic conditions, the Fund may hold up to 25% of its total assets in debt securities. These securities will either be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or will be debt obligations, including but not limited to convertible securities, that at the time of purchase carry one of the three highest ratings assigned by a Rating Agency. Investments may also be made in unrated debt obligations which the Adviser has determined to be of comparable quality. Up to 10% of the Fund's total assets may be invested in convertible securities that are rated at the time of purchase in the fourth highest rating category or lower by one or more Rating Agencies. See "Growth & Income Fund" above for a discussion of certain risks in investing in convertible securities that are rated in the fourth highest rating category or lower by a Rating Agency. See Appendix A to the Statement of Additional Information for a description of applicable debt security ratings.

     The Fund may reduce the percentage of its equity investments and temporarily invest its assets, without limitation, in fixed income securities, including the types of debt securities described above and high quality short-term money market instruments, when in the opinion of the Adviser, a defensive position is warranted, or to meet anticipated redemption requests.

EQUITY GROWTH FUND

     The investment objective of the Equity Growth Fund is to seek long-term capital appreciation. The Fund pursues its objective by investing substantially all of its assets in common stock, preferred stock and debt obligations convertible into common stock. The Fund seeks to purchase individual stocks that appear to represent good growth potential and seem likely to appreciate in price.

     Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in common stock, preferred stock and debt obligations convertible into common stock. Although the Fund will invest primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may also invest up to 25% of its total assets in the securities of foreign issuers, either directly or through ADRs, EDRs and GDRs as described under "Other Investment Policies and Related Risks."

     During normal market and economic conditions, the Fund may hold up to 25% of its total assets in debt securities. These securities will either be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or will be debt obligations, including but not limited to convertible securities, that at the time of purchase carry one of the three highest ratings assigned by a Rating Agency. Investments may also be made in unrated debt obligations which the Adviser has determined to be of comparable quality. Up to 10% of the Fund's total assets may be invested in convertible securities that are rated at the time of purchase in the fourth highest rating category or lower by one or more Rating Agencies. See "Growth & Income Fund" above for a discussion of certain risks in investing in convertible securities that are rated in the fourth highest rating category or lower by a Rating Agency. See Appendix A to the Statement of Additional Information for a description of applicable debt security ratings.

     The Fund may reduce the percentage of its equity investments and temporarily invest its assets, without limitation, in fixed income securities, including the types of debt securities described above and high quality short-term money market instruments, when in the opinion of the Adviser, a defensive position is warranted, or to meet anticipated redemption requests.

INTERNATIONAL EQUITY FUND

     The investment objective of the International Equity Fund is long-term growth of capital and income consistent with reasonable risk. Current income from dividends, interest and other sources is a secondary consideration for the Fund. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in the equity securities of issuers located in at least three different foreign countries. Currently, the Fund is authorized to invest in the securities of issuers located in Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, Spain, South Africa, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, Venezuela and Zimbabwe. There are no limitations on the amount of the Fund's assets which can be invested in securities of issuers in any one country, provided, however, that under normal market and economic conditions, no more than 25% of the Fund's net assets will be invested in the aggregate in the securities of issuers located in countries with emerging economies or securities markets. The Fund may also purchase the securities of issuers located in the United States, although it has no present intention of doing so.

     Foreign securities which the Fund may acquire include common stock, preferred stock, debt securities convertible into common stock, warrants, bonds, notes and other debt obligations issued by foreign entities. The Fund will generally acquire stocks with relatively low ratios of market values to earnings and to book values. The Fund may also invest in the securities of foreign issuers in the form of ADRs, EDRs and GDRs as described below under "Other Investment Policies and Related Risks."

     The Fund may hold up to 100% of its assets in cash and short-term money market instruments (i) when the Adviser believes that the Fund should assume a temporary defensive position because of unfavorable investment conditions, (ii) to maintain liquidity to meet shareholder redemption requests, or (iii) to take advantage of new investment opportunities.

DIVERSIFIED REAL ESTATE FUND

     The investment objective of the Diversified Real Estate Fund is to seek current income and capital growth. The Fund attempts to achieve this objective through investments primarily in domestic equity securities of companies principally engaged in the real estate business. Under normal market and economic conditions, substantially all, but no less than 65%, of the Fund's total assets will be invested in such securities. Companies principally engaged in the real estate business include real estate investment trusts ("REITs"), real estate operating companies, real estate developers, mortgage lenders and servicers, construction companies and building material suppliers. A company is "principally engaged" in the real estate business if, at the time of investment, the company derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or such company has at least 50% of its assets in such real estate.

     It is expected that the Fund will invest a majority of its assets in shares of REITs during normal market and economic conditions. REITs pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. For additional tax information, see "Tax Information" below.

     REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in various types of real property such as shopping malls, office buildings and residential apartments, and derive their income primarily from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The Fund expects that a substantial portion of its investments in REITs will be in equity and hybrid REITs.

     Although the Fund expects to invest primarily in equity securities of companies principally engaged in the real estate business, it may also invest in preferred stocks, investment grade debt obligations, convertible securities (including investment grade bonds and preferred stocks) and warrants. Debt obligations that carry one of the four highest ratings assigned by a Rating Agency are considered to be investment grade. See "Growth & Income Fund" above for a discussion of certain risks in investing in debt obligations that carry the lowest of the four highest ratings assigned by a Rating Agency.

     During temporary defensive periods, the Fund may invest without limit in money market instruments, high quality corporate debt securities and debt securities issued by the U.S. Government, its agencies or instrumentalities, without regard to whether the issuer is principally engaged in the real estate business.

RISK FACTORS

     . Market Risk. Each Fund invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Funds are subject to market risk. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease. Therefore, each Fund's net asset value may fluctuate with movements in the equity markets. See "Investing in the Funds -- How to Buy Fund Shares" below for an explanation of net asset value.

     . Interest Rate Risk. To the extent that a Fund invests in fixed income securities, its holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and other debt securities fluctuate inversely to interest rate changes.

     . Foreign Securities. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible difficulty in taking appropriate legal action in a foreign court, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

     Although the International Equity Fund will invest primarily in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares will fluctuate with U.S. dollar exchange rates, as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

     Certain of the risks associated with investments in foreign securities are heightened with respect to investments in developing countries and fledgling democracies. The risks of expropriation, nationalism and social, political and economic instability are greater in those countries than in more developed capital markets.

     . European Currency Unification. Many European countries are about to adopt a single European currency, the euro. On January 1, 1999, the euro will become legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank will be created to manage the monetary policy of the new unified region. On the same date, the exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the International Equity Fund invests and may result in the Fund facing risks that are different than the risks which it ordinarily faces in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

     . Real Estate Industry Risk. Although the Diversified Real Estate Fund will not invest in real estate directly, it is subject to the same risks that are associated with the direct ownership of real estate. In general, real estate values are affected by a variety of factors, including: supply and demand for properties; the economic health of the country, different regions and local markets; and the strength of specific industries renting properties. An equity REIT's performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws.

     Changes in interest rates could affect the performance of REITs. In general, during periods of high interest rates, REITs may lose some of their appeal to investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates may also mean that it is more expensive to finance property purchases, renovations and improvements, which could hinder a REIT's performance.

     While equity REITs are affected by changes in the value of the underlying properties they own, mortgage REITs are affected by changes in the value of the properties to which they have extended credit. REITs may not be diversified and are subject to the risks involved with financing projects. REITs may also be subject to substantial cash flow dependency and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act.

     Such factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

     Under certain circumstances the Fund could own real estate directly as a result of a default on debt securities it owns. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See "Tax Information" below.

     . Risks Associated with Derivative Instruments. Each Fund may purchase certain "derivative" instruments as described below under various headings. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates or indices, and include, but are not limited to, futures contracts, options, forward foreign currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of mortgage-related securities, "stripped" securities and various floating rate instruments).

     Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles.

     The Adviser (Sub-Adviser in the case of the International Equity Fund) will evaluate the risks presented by the derivative instruments purchased by a Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that the Adviser's or Sub-Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that a Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative instruments.

OTHER INVESTMENT POLICIES AND RELATED RISKS

     . U.S. Government Obligations and Money Market Instruments. Each Fund except the International Equity Fund may invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the entity's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are backed solely by the issuer's credit. There is no assurance that the U.S. Government would provide support to a U.S. Government-sponsored entity were it not required to do so by law. Some of these instruments may be variable or floating rate instruments.

     Each Fund may from time to time invest in money market instruments, including bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued or supported by U.S. or foreign banks that have total assets of more than $1 billion at the time of purchase. Each Fund except the International Equity Fund may invest in obligations of foreign banks or foreign branches of U.S. banks when the Adviser determines that the instrument presents minimal credit risks. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the particular Fund's total assets at the time of purchase. Taxable commercial paper purchased by each Fund will be rated at the time of purchase within the highest rating category assigned by a Rating Agency. In addition, each Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality. Commercial paper may include variable and floating rate instruments.

     . Municipal Obligations. The Equity Income Fund and Equity Growth Fund may invest from time to time in tax-exempt debt obligations issued by states, territories and possessions of the United States, the District of Columbia and their respective political subdivisions, agencies, instrumentalities and authorities ("municipal obligations"). These securities may be advantageous for a Fund when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other debt securities the Fund can purchase. Dividends paid by a Fund that come from interest on municipal obligations will be taxable to shareholders.

     The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer's full faith, credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other revenue source). A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it draws on a reserve fund, the restoration of which is not a legal requirement. Private activity bonds (which are a type of obligation that, although exempt from regular federal income tax, may be subject to the federal alternative minimum tax) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

     Municipal obligations purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, municipal obligations may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal obligation held by a Fund could have an adverse effect on the Fund's portfolio and the value of its shares. As described above under "Risk Factors -- Foreign Securities," foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.

     . Variable and Floating Rate Instruments. Each Fund may purchase variable and floating rate instruments. Because of the absence of a market in which to resell a variable or floating rate instrument, a Fund might have trouble selling an instrument should the issuer default or during periods when the Fund is not permitted by agreement to demand payment of the instrument, and for this and other reasons a loss could occur with respect to the instrument.

     . Mortgage-Related Securities. The Diversified Real Estate Fund may invest for defensive purposes in investment grade mortgage-backed securities issued or guaranteed by U.S.

Government agencies and private issuers. Such securities may include collateralized mortgage obligations ("CMOs") and U.S. Government stripped mortgage-backed securities ("SMBS").

     CMOs are a type of bond issued by non-governmental entities which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as a real estate mortgage investment conduit or REMIC. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date.

     SMBS represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by a U.S. Government agency and representing interests in pools of mortgage loans. These principal-only or interest-only distributions are stripped from the underlying mortgage-backed security by private entities or by the agency that issued the mortgage-backed certificate.

     The yield characteristics of mortgage-related securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., mortgage loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of rising interest rates, the rate of prepayment tends to increase. During periods of falling interest rates, the reinvestment of prepayment proceeds by the Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of the Fund's principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding mortgage-related securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these securities under certain market conditions. In addition, SMBS may exhibit greater price volatility and interest rate risk than other types of mortgage-related securities because of the manner in which their principal and interest are returned to investors.

     . Repurchase Agreements and Reverse Repurchase Agreements. Each Fund may buy portfolio securities subject to the seller's agreement to repurchase them at an agreed upon date and price. These transactions are known as repurchase agreements. Repurchase agreements involve the risk that the seller will fail to repurchase the securities as agreed. In that event, the Fund will bear the risk of possible loss due to adverse market action or delays in liquidating the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act.

     Each Fund may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to a financial institution and agrees to buy them back at an agreed upon date and price. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act.

     . When-Issued Purchases and Forward Commitments. Each Fund except the Growth & Income Fund and International Equity Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date, permit the Fund to lock in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. The Fund will bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery takes place. When-issued and forward commitment transactions are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. Because a Fund is required to set aside cash or liquid securities to satisfy these purchase commitments, a Fund's liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its total assets. The Funds do not intend to engage in when-issued and forward commitment transactions for speculative purposes.

     . Stand-By Commitments. The Equity Income Fund and Equity Growth Fund may acquire stand-by commitments under which a dealer agrees to purchase certain municipal obligations at a Fund's option at a price equal to their amortized cost value plus interest. These commitments will be used only to assist in maintaining a Fund's liquidity and not for trading purposes.

     . Securities Lending. Each Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income. Although securities loans will be fully collateralized, such loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. However, securities loans will be made only to parties the Adviser deems to be of good standing and will only be made if the Adviser believes the income to be earned from the loans justifies the risks.

     . Other Investment Companies. Each Fund except the International Equity Fund may invest in securities issued by other investment companies which invest in eligible quality, short-term debt securities, whether taxable or tax-exempt, and which seek to maintain a $1.00 net asset value per share, i.e., "money market" funds. Such investments will be made by a Fund in connection with the management of its daily cash position and will be subject to the requirements of applicable securities laws. When a Fund invests in another investment company, it pays a pro rata portion of the advisory and other expenses of that company as one of its shareholders. These expenses are in addition to the Fund's own expenses.

     . American, European and Global Depository Receipts. The International Equity Fund may invest up to 100% of its total assets, and the Growth & Income Fund, Equity Income Fund and Equity Growth Fund each may invest up to 25% of its total assets, in ADRs, EDRs, GDRs and similar securities. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign issuer. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of underlying foreign or U.S. securities. GDRs are depository receipts structured similarly to EDRs and are issued and traded in several international financial markets. GDRs are designed for trading in non-U.S. securities markets. These instruments may not be denominated in the same currency as the securities they represent. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

     . Foreign Currency Exchange Contracts. Each Fund except the Diversified Real Estate Fund may from time to time use foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the European Currency Unit) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.

     . Options. The Equity Income Fund and Equity Growth Fund may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

     Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. Options may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation which performs the obligations of its members if they default.

     Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of either Fund.

     . Futures and Related Options. The Equity Income Fund and Equity Growth Fund may invest to a limited extent in futures contracts and options on futures contracts in order to gain fuller exposure to movements of securities prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).

  Each of these Funds may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which that Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

  The International Equity Fund may enter into interest rate futures contracts, other types of financial futures contracts (such as foreign currency futures contracts, which are similar to forward foreign currency contracts described above) and related futures options, as well as any index or foreign market futures which are available in recognized exchanges or in other established financial markets.

  More information regarding futures contracts and related options can be found in Appendix B to the Statement of Additional Information.

  . Rights and Warrants. The Equity Income Fund, Equity Growth Fund and International Equity Fund may invest in rights and warrants to purchase securities. It is the current intention of each Fund to limit investments in rights and warrants to no more than 5% of its net assets.

  . Other Investment Policies and Techniques of the International Equity Fund. From time to time the International Equity Fund may use the investment techniques identified below. It is the International Equity Fund's current intention that no more than 5% of its net assets will be at risk in the use of any one of such investment techniques, except that a different limitation applies to writing foreign currency call options.

          - Foreign Currency Put Options. The International Equity Fund may purchase foreign currency put options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

          - Foreign Currency Call Options. A call option written by the International Equity Fund gives the purchaser, upon payment of a premium, the right to purchase from the Fund a currency at the exercise price until the expiration of the option. The Fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by the Fund to cover such call writing.

          - Unlisted Foreign Currency Put and Call Options. A number of major investment firms trade unlisted currency options which are more flexible than exchange-listed options with respect to strike price and maturity date. These unlisted options generally are available on a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. They will be deemed to be illiquid for purposes of the International Equity Fund's limitation on investments in illiquid securities.

          - Emergency Borrowing. As a temporary measure for extraordinary or emergency purposes, the International Equity Fund may borrow money from banks on an unsecured basis.

  . Managing Liquidity. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons the Funds will not knowingly invest more than 15% (10% with respect to the Growth & Income Fund) of the value of their respective net assets in illiquid securities. Illiquid securities include repurchase agreements and time deposits that do not permit a Fund to terminate them after seven days' notice, restricted securities, unlisted foreign currency options and other securities, for which market quotations are not readily available.
Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser (Sub-Adviser in the case of the International Equity Fund) has determined pursuant to guidelines adopted by the Company's Board of Directors that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A) are not subject to this limitation. Investments in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.

  . Portfolio Turnover. A Fund may sell a portfolio security soon after it is purchased if the Adviser (Sub-Adviser in the case of the International Equity
Fund) believes that a sale is consistent with the Fund's investment objective. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses, tax consequences (including the possible realization of additional taxable capital gains and income) and other transaction costs, which must be borne directly by the Fund involved and ultimately by its shareholders.

                            FUNDAMENTAL LIMITATIONS

     The investment objective of each of the Growth & Income Fund, International Equity Fund and Diversified Real Estate Fund discussed above is "fundamental", which means that it may not be changed for a Fund without the approval of a majority of that Fund's outstanding shares. The investment objective of each of the Equity Income Fund and Equity Growth Fund discussed above may be changed by the Company's Board of Directors without shareholder approval, although shareholders will be given at least 30 days' written notice before such a change occurs. Unless otherwise noted, each Fund's investment policies discussed above are not fundamental and may be changed by the Company's Board of Directors without shareholder approval. However, each Fund has in place certain "fundamental" investment limitations that cannot be changed for a Fund without the approval of a majority of that Fund's outstanding shares. Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information.

     1. A Fund may not purchase securities (with certain exceptions, including U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the total assets of each Fund can be invested without regard to this 5% limitation.

     2. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry, subject to certain exceptions, provided that the Diversified Real Estate Fund will concentrate its investments in the securities of issuers principally engaged in the real estate business.

     3. A Fund may not borrow money except for temporary purposes in amounts up to 10% (5% in the case of the International Equity Fund) of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Fund's total assets, the Fund will not make any further investments.

     If a percentage limitation set forth above is met at the time an investment is made, a subsequent change in that percentage resulting from a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.


                            INVESTING IN THE FUNDS

GETTING YOUR INVESTMENT STARTED

     Investing in the Funds is quick and convenient. Shares of the Funds may be purchased either through the account you maintain with certain financial institutions or directly through the Company. Fund shares are distributed by BISYS Fund Services Limited Partnership (called the "Distributor"). The Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

  Customers of Mercantile-Safe Deposit and Trust Company and its affiliated and correspondent banks and customers of affiliates of State Street Bank and Trust Company (referred to as the "Banks") may purchase Fund shares through their qualified accounts at such Banks and should contact the Banks directly for appropriate purchase instructions. Should you wish to establish an account directly through the Company, please refer to the purchase options described under "Opening and Adding to Your Fund Account."

  Payments for Fund shares must be in U.S. dollars and should be drawn on a U.S. bank. Please remember that the Company reserves the right to reject any purchase order, including purchase orders accompanied by foreign and third party checks.

HOW TO BUY FUND SHARES

  . Minimum Investments. Each Fund generally requires a $25,000 minimum initial investment ($50,000 with respect to the Diversified Real Estate Fund). Subsequent investments must be a minimum of $100. The minimum investment requirements do not apply to purchases by Banks acting on behalf of their customers and the Banks do not impose a minimum initial or subsequent investment requirement for shares purchased on behalf of their customers. The Company reserves the right to waive these minimums in other instances.

  . Opening and Adding to Your Fund Account. Direct investments in the Funds may be made in a number of different ways, as shown in the following chart. Simply choose the method that is most convenient for you. Any questions you have may be answered by calling 1-800-551-2145. As described above under "Getting Your Investment Started," you may also purchase Fund shares through the Banks.

                     TO OPEN AN ACCOUNT                              TO ADD TO AN ACCOUNT
                     ------------------                              --------------------
BY MAIL              .   Complete a New Account Application and      .   Make your check payable to the
                         mail it along with a check payable to the       particular Fund in which you are
                         particular Fund you want to invest in to:       investing and mail it to the address at
                                                                         left.

                         M.S.D. & T. Funds, Inc.                     .   Please include your account number on
                         P.O. Box 8515                                   your check.
                         Boston, MA  02266-8515

                         To obtain a New Account Application,
                         call 551-2145
--------------------------------------------------------------------------------------------------------------------------

BY WIRE              .   Before wiring funds, please call            .   Instruct your bank to wire Federal
                         1-800-551-2145 for complete wiring              funds to: State Street Bank and Trust
                         instructions.                                   Company, Boston, Massachusetts, Bank
                                                                         Routing No. 011-0000-28, M.S.D. & T.
                     .   Promptly complete a New Account                 Deposit A/C No. 99046435.
                         Application and forward it to:
                                                                        Be sure to include your name and your
                         M.S.D. & T. Funds, Inc.                        Fund account number.
                         P.O. Box 8515
                         Boston, MA  02266-8515                      .  The wire should indicate that you are
                                                                        making a subsequent purchase as opposed
                                                                        to opening a new account.

                     Consult your bank for information on remitting funds by wire and associated bank charges.

                     YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS, EXCHANGES AND
                     DIRECTED REINVESTMENTS, TO INVEST IN YOUR FUND ACCOUNT.  PLEASE REFER TO THE SECTION
                     BELOW ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.
-------------------------------------------------------------------------------------------------------------------------

  . Explanation of Sales Price. The public offering price for shares of a Fund is based upon net asset value per share. A Fund will calculate its net asset value per share by adding the value of a Fund's investments, cash and other assets, subtracting the Fund's liabilities, and then dividing the result by the number of shares of the Fund that are outstanding. This process is sometimes referred to as "pricing" a Fund's shares.

  The assets of the Funds are valued at market value or, if market quotes cannot be readily obtained, at fair value as determined by the Adviser under the supervision of the Company's Board of Directors. Debt securities held by the Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value. More information about valuation can be found in the Funds' Statement of Additional Information, which you may request by calling 1-800-551-2145.

  Net asset value is computed as of the close of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern Time) each weekday, with the exception of those holidays on which the Federal Reserve Bank of Cleveland, the purchasing Bank (if applicable), the Funds' Adviser, transfer agent or custodian or the Exchange is closed. The Funds currently observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

  Shares of the Funds are sold at the public offering price per share next computed after receipt of a purchase order by State Street Bank and Trust Company, the Funds' transfer agent (the "Transfer Agent"). Purchase orders will be accepted by the Transfer Agent only on a day on which the shares of a Fund are priced ("Business Day").

  If you purchase shares of a Fund through a Bank, the Bank is responsible for transmitting your purchase order and required funds to the Transfer Agent on a timely basis. If the Transfer Agent receives your purchase order from a Bank on a Business Day prior to the close of regular trading hours (currently 4:00 P.M. Eastern Time) on the Exchange, your Fund shares will be purchased at the public offering price calculated at the close of regular trading hours on that day provided that the Fund's custodian receives payment on the next Business Day in immediately available funds. If such payment is not received on the next Business Day, the Bank which submitted the order will be notified that the order has not been accepted.

  If you purchase shares of a Fund directly through the Company and if your purchase order, in proper form and accompanied by payment, is received by the Transfer Agent on a Business Day prior to the close of regular trading hours on the Exchange, your Fund shares will be purchased at the public offering price calculated at the close of regular trading hours on that day. Otherwise, your Fund shares will be purchased at the public offering price next calculated after the Transfer Agent receives your purchase order in proper form with the required payment.

  On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the times at which purchase orders must be received in order to be processed on that Business Day.

HOW TO SELL FUND SHARES

  You can arrange to get money out of your Fund account by selling some or all of your shares. This process is known as "redeeming" your shares. If you purchased your shares through an account at a Bank, you may redeem shares in accordance with the instructions pertaining to that account. If you purchased your shares directly from the Company, you have the ability to redeem shares by any of the methods described below.

                      TO REDEEM SHARES
                      ----------------
BY MAIL
                      . Send a written request to M.S.D. & T. Funds, Inc., P.O. Box 8515, Boston, MA 02266-8515.

                      .   Your written request must
                          -  be signed by each account holder;
                          - state the number or dollar amount of shares to be redeemed and identify the specific Fund;
                          -  include your account number.

                      .   Signature guarantees are required
                          -  for all redemption requests over $100,000;
                          -  for any redemption request where the proceeds are
                             to be sent to someone other than the shareholder of record or to an address other than the address of record.
--------------------------------------------------------------------------------
BY WIRE               .   Call 1-800-551-2145.  You will need to provide the
(available only if        account name, account number, name of Fund and
you checked the           amount of redemption ($1,000 minimum per transaction).
appropriate box
on the New Account
Application)

                      . If you have already opened your account and would like to have the wire redemption feature, send a written request to: M.S.D. & T. Funds, Inc., P.O. Box 8515, Boston, MA 02266-8515. The request must be signed (and signatures guaranteed) by each account owner.

                      .   To change bank instructions, send a written request to
                          the above address. The request must be signed (and
                          signatures guaranteed) by each account owner.
--------------------------------------------------------------------------------
BY TELEPHONE          .   Call 1-800-551-2145.  You will need to provide the
(available only           account name, account number, name of Fund and
if you checked the        amount of redemption.
appropriate box on
the New Account
Application)
                      .   If you have already opened your account and would like
                          to add the telephone redemption feature, send a written request to: M.S.D. & T. Funds, Inc., P.O. Box
                          8515, Boston, MA 02266-8515. The request must be signed (and signatures guaranteed) by each account owner.

               OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND SYSTEMATIC WITHDRAWALS, ARE ALSO AVAILABLE. PLEASE REFER TO THE SECTION BELOW ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION
--------------------------------------------------------------------------------

  . Explanation of Redemption Price. Redemption orders received in proper form by the Transfer Agent are processed at their net asset value per share next determined after receipt. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the time at which redemption orders must be received in order to be processed on that Business Day.

  Redemption proceeds generally will be wired or sent to the shareholder(s) of record within three Business Days after receipt of the redemption order. However, the Company reserves the right to wire or send redemption proceeds within seven days after receiving the redemption order if the Adviser believes that earlier payment would adversely affect the Company. If you purchased your shares directly through the Company, your redemption proceeds will be sent by check unless you otherwise direct the Company or the Transfer Agent. The Automated Clearing House ("ACH") system may also be utilized for payment of redemption proceeds. In unusual circumstances, the Company may pay redemption proceeds in readily marketable portfolio securities having a market value equal to the redemption price.

  Banks are responsible for transmitting their customers' redemption orders to the Transfer Agent and crediting their customers' accounts with redemption proceeds on a timely basis. No charge is imposed by the Company for wiring redemption proceeds, although the Banks may charge their customers' accounts directly for redemption and other services. In addition, if a customer has agreed with a Bank to maintain a minimum cash balance in his or her account maintained with the Bank and the balance falls below that minimum, the customer may be obliged to redeem some or all of the Fund shares held in the account in order to maintain the required minimum balance.

  The Company imposes no charge when you redeem shares. The value of the shares you redeem may be more or less than your cost, depending on a Fund's current net asset value.

  . Other Purchase and Redemption Information. Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account.

  Shareholders who purchased Fund shares directly through the Company should note that if an account balance falls below $500 as a result of redemptions and is not increased to at least $500 within 60 days after notice, the account may be closed and the proceeds sent to the shareholder.

  If you purchased shares by wire, you must file a New Account Application with the Transfer Agent before any of those shares can be redeemed. You should contact your bank for information about sending and receiving funds by wire, including any charges by your bank for these services. The Company may decide at any time to change the minimum amount per transaction for redemption of shares by wire or to no longer permit wire redemptions.

  You may choose to initiate certain transactions by telephone. The Company and its agents will not be responsible for any losses resulting from unauthorized transactions when reasonable procedures to verify the identity of the caller are followed. To the extent that the Company does not follow such procedures, it and/or its agents may be responsible for any unauthorized transactions.

  The Company reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Company at any time. It may be difficult to reach the Company by telephone during periods of unusual market activity. If this happens, you may redeem your shares by mail as described above.

  The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the Investment Company Act.

  Certain redemption requests and other communications with the Company require a signature guarantee. Signature guarantees are designed to protect both you and the Company from fraud. To obtain a signature guarantee you should visit a financial institution that participates in the Stock Transfer Agents Medallion Program ("STAMP"). Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guaranteed." A notary public cannot provide a signature guarantee.


                             SHAREHOLDER SERVICES

  The Company provides a variety of ways to make managing your investments more convenient. Some of these options require you to request them on the New Account Application or you may request them after opening an account by calling 1-800-551-2145. Except for retirement plans, these options are available only to shareholders who purchase their Fund shares directly through the Company.

RETIREMENT PLANS

  Shares of each Fund may be purchased in connection with certain tax-sheltered retirement plans, including individual retirement accounts. Shares may also be purchased in connection with profit-sharing plans, section 401(k) plans, money purchase pension plans and target benefit plans. Further information about how to participate in these plans, the fees charged, the limits on contributions and the services available to participants in such plans can be obtained from the Company. To invest through any tax-sheltered retirement plan, please call the Company at 1-800-551-2145 for information and the required separate application. You should consult with a tax adviser to determine whether a tax-sheltered retirement plan is available and/or appropriate for you.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged for shares of another Fund or for shares of one of the other portfolios offered by the Company. You may exchange shares by mail at the address provided above under "How To Buy Shares - Opening and Adding to Your Fund Account" or by telephone at 1-800-551-2145. If you are opening a new account in a different Fund or portfolio by exchange, the exchanged shares must be at least equal in value to the minimum investment for the Fund or portfolio in which the account is being opened.

  You should read the prospectus for the Fund or portfolio into which you are exchanging. Exchanges will be processed only when the shares being offered can legally be sold in your state. Exchanges may have tax consequences for you. Consult your tax adviser for further information.

  To elect the exchange privilege after you have opened a Fund account, or for further information about the exchange privilege, call 1-800-551-2145. The Company reserves the right to reject any exchange request. The Company may modify or terminate the exchange privilege, but will not materially modify or terminate it without giving shareholders 60 days' notice.

AUTOMATIC INVESTMENT PLAN

  One easy way to pursue your financial goals is to invest money regularly. The Company offers an Automatic Investment Plan - a convenient service that lets you transfer money from your bank account into your Fund account automatically on a regular basis. At your option, your bank account will be debited in a particular amount ($100 minimum) that you have specified, and Fund shares will automatically be purchased on the 15th day of each month or, if that day is not a Business Day, on the preceding Business Day. Your bank account must be maintained at a domestic financial institution that is an ACH member. You will be responsible for any loss or expense to the Funds if an ACH transfer is rejected. To select this option, or for more information, please call 1-800-551-2145.

  The Automatic Investment Plan is one means by which you may use "Dollar Cost Averaging" in making investments. Dollar Cost Averaging can be useful in investing in portfolios such as the Funds whose price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help you to reduce your average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price which is lower than their purchase price.

SYSTEMATIC WITHDRAWALS

  The Company offers a convenient way of withdrawing money from your Fund account. You may request regular monthly, quarterly, semi-annual or annual withdrawals in any amount of $100 or more. The withdrawal will be made on the last Business Day of the period you select and distributed in cash or reinvested in shares of another Fund or portfolio offered by the Company. To elect this option, or for more information, please call 1-800-551-2145.

DIRECTED REINVESTMENTS

  Generally, dividends and capital gain distributions are automatically reinvested in shares of the Fund from which the dividends and distributions are paid. You may elect, however, to have your dividends and capital gain distributions automatically reinvested in shares of another Fund or portfolio offered by the Company. To elect this option, or for more information, please call 1-800-551-2145.


                          DIVIDENDS AND DISTRIBUTIONS

  Shareholders receive dividends and net capital gain distributions. Dividends for each Fund are derived from its net investment income. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them.

  Shares in each Fund begin earning dividends on the day a purchase order is processed and continue earning dividends through and including the day before the shares are redeemed. If you purchased your Fund shares through a Bank, your dividends and distributions will be paid in cash and wired to your Bank. If you purchased your shares directly from the Company, your dividends and distributions will be automatically reinvested in additional shares of the Fund on which the dividend or distribution was declared unless you notify the Company in writing that you wish to receive dividends and/or distributions in cash. If you have elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, you will be deemed to have rescinded your election to receive dividends and/or distributions in cash and your dividends and distributions will be automatically reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend and/or distribution checks.

                             Distribution Schedule
----------------------------------------------------------------------------------------------------
Fund                         Dividends                                Capital Gains
----                         ---------                                -------------
Growth & Income              Declared and paid monthly                Declared and paid annually
Equity Income                Declared and paid monthly                Declared and paid annually
Equity Growth                Declared and paid monthly                Declared and paid annually
International Equity         Declared and paid semi-annually          Declared and paid annually
Diversified Real Estate      Declared and paid quarterly              Declared and paid annually
----------------------------------------------------------------------------------------------------

                                TAX INFORMATION

  As with any investment, you should consider the tax implications of an investment in the Funds. The following briefly summarizes some of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax
situation, including the applicability of any state and local taxes.   You will
be advised at least annually regarding the federal tax treatment of dividends and distributions paid to you.

FEDERAL

  Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund qualifies, it generally will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are treated as a return of capital), regardless of whether the distributions are paid in cash or reinvested in additional shares.

  Distributions paid out of a Fund's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds the shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

  Dividends paid by the Funds will be eligible for the dividends received deduction allowed to certain corporations only to the extent of the total qualifying dividends received by a Fund from domestic corporations for a taxable year. Corporate shareholders will have to take into account the entire amount of any dividend received in making certain adjustments for federal alternative minimum tax purposes. The dividends received deduction is not available for capital gain dividends.

  The dividends received deduction is not available for dividends attributable to distributions made by a REIT to the Diversified Real Estate Fund. In addition, distributions paid by REITs often include a "return of capital." The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders. However, when shareholders receive a return of capital, the cost basis of their shares is decreased by the amount of such return of capital. This, in turn, affects the capital gain or loss realized when shares of the Fund are exchanged or sold. Therefore, a shareholder's original investment in the Fund will be reduced by the amount of the return of capital and capital gains included in a distribution if such shareholder elects to receive distributions in cash (as opposed to having them reinvested in additional shares of the Fund). Once a shareholder's cost basis is reduced to zero, any return of capital is taxable as a capital gain.

  Dividends declared in December of any year payable to shareholders of record on a specified date in that month will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during the following January.

  An investor considering buying shares of a Fund on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

  A taxable gain or loss may be realized by a shareholder upon the redemption or transfer of shares depending upon their tax basis and their price at the time of redemption or transfer.

  Dividends and certain interest income earned by a Fund from foreign securities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. The International Equity Fund intends to make this election. As a result, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled either (a) to credit a proportionate amount of such taxes against a shareholder's U.S. federal income tax liabilities, or (b) if a shareholder itemizes deductions, to deduct such proportionate amounts from U.S. federal taxable income, should the shareholder so choose.

  This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Funds. Except as discussed below, dividends paid by each Fund may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in a Fund. Shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.


                           MANAGEMENT OF THE COMPANY

  The business of the Company is managed under the general supervision of the Company's Board of Directors. The Statement of Additional Information contains information about the Board of Directors.

  The Company has also employed a number of professionals to provide investment management and other important services to the Funds. Mercantile-Safe Deposit and Trust Company ("Mercantile") serves as the Funds' investment adviser and administrator and has its principal offices at Two Hopkins Plaza, Baltimore, Maryland 21201. BlackRock International Ltd. ("BlackRock") acts as sub-adviser for the International Equity Fund and is located at 345 Park Avenue, New York, New York 10137. BISYS Fund Services Limited Partnership, a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is the registered broker-dealer that sells the Funds' shares, and BISYS Fund Services Ohio, Inc., also a wholly-owned subsidiary of The BISYS Group, Inc. and located at the same address, provides fund accounting services to the Funds. The Funds also have custodians, The Fifth Third Bank, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, for the Growth & Income, Equity Income, Equity Growth and Diversified Real Estate Funds, and State Street Bank and Trust Company, located at Two Heritage Drive, North Quincy, Massachusetts

02171, for the International Equity Fund. State Street Bank and Trust Company also serves as transfer and dividend disbursing agent for the Funds.

INVESTMENT ADVISER AND SUB-ADVISER

  Mercantile manages the investment portfolios of the Growth & Income, Equity Income, Equity Growth and Diversified Real Estate Funds, including selecting portfolio investments and making purchase and sale orders. BlackRock manages the investment portfolio of the International Equity Fund in accordance with the investment requirements and policies established by Mercantile.

  Mercantile is the lead bank of Mercantile Bankshares Corporation, a multi-bank holding company organized in Maryland in 1969. Mercantile has acted as investment adviser to the Funds since their commencement of operations. Mercantile and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Baltimore area since 1864.
As of July 20, 1998, Mercantile had approximately $13 billion in assets under active management, of which approximately $5.3 million represented the assets of an institutional real estate pension fund.

  BlackRock is a subsidiary of PNC Holding Corp., which holds an 80% equity interest in BlackRock with the remaining 20% equity interest held by senior BlackRock professionals. BlackRock had approximately $2.2 billion in international equity assets under management at June 30, 1998, with total assets under management of approximately $116 billion. BlackRock (or its predecessor) has served as sub-adviser to the International Equity Fund since 1996.

  A Fund's portfolio manager is primarily responsible for the day-to-day management of a Fund's investments.

  . The Growth & Income Fund is managed by Manind V. Govil, CFA, with the guidance of Brian B. Topping. Mr. Topping, Vice Chairman of Mercantile, has participated in the management of the Fund since December, 1995 and has managed endowment, employee benefit and foundation portfolios at Mercantile since 1976. Mr. Govil, Vice President of Mercantile, assisted in the management of the Fund since 1994, and has managed endowment, employee benefit and foundation portfolios at Mercantile since 1994. Following the completion of his MBA from the University of Cincinnati in 1992, Mr. Govil was an analyst with Complete Business Solutions, Inc., a computer consulting firm, before joining Mercantile in 1993.

  . The organizational arrangements of Mercantile require that all investment decisions with respect to the Equity Income Fund and Equity Growth Fund be made by a committee, and no one person is primarily responsible for making recommendations to that committee. The committee members are:

          George S. Michaels, C.F.A., Senior Vice President of Mercantile, has
          --------------------------
          managed institutional equity portfolios at Mercantile during the past twenty-nine years.

          J. Patrick Bradley, Senior Vice President of Mercantile, is
          ------------------
          responsible for economic analysis and security selection at Mercantile. In addition, he is Chairman of the Investment Strategy Committee at Mercantile. Mr. Bradley has been at Mercantile since 1997. Prior to joining Mercantile, he was the Director of Economic and Investment Research at PNC Bank. Mr. Bradley has sixteen years of investment experience.

          Glenn E. Ross, Senior Vice President of Mercantile, has been
          -------------
          responsible for quantitative analysis on equity securities at Mercantile during the past sixteen years.

          Charles W. Brooks, Jr., C.F.A., Vice President of Mercantile, is
          ------------------------------
          responsible for the management of equity selection at Mercantile. Mr. Brooks has been at Mercantile since 1993. Prior to joining Mercantile, he was Vice President at Robert Torray and Company. Mr. Brooks has thirty-five years of investment experience.

          Charles G. Rishell, C.F.A., Vice President of Mercantile, has been
          --------------------------
          responsible for the management of institutional equity portfolios during the past twenty one years.

          J. Jordan Schlick, C.F.A., Assistant Vice President of Mercantile, is
          -------------------------
          responsible for equity security analysis. Mr. Schlick has been at Mercantile since 1994. Prior to joining Mercantile, he was a Portfolio Manager at First Maryland Bancorp. Mr. Schlick has 10 years of investment experience.

  . The organizational arrangements of BlackRock's international equity team require that all investment decisions with respect to the International Equity Fund be made by the BlackRock International Equity Investment Group, chaired by its Investment Director, and no one person is primarily responsible for making recommendations to that Group.

  . The Diversified Real Estate Fund is managed by Robert M. Law. Mr. Law oversees Mercantile's Institutional Real Estate Department and is Chairman of Mercantile's Trust Real Estate Committee. Before joining Mercantile in 1994, Mr. Law was a Senior Vice President at Maryland National Bank, where he served as Division Manager of its Real Estate Finance Division.

ADMINISTRATOR

  Mercantile also serves as the Funds' administrator and generally assists in all aspects of their operation and administration, including maintaining the Funds' offices, coordinating the preparation of reports to shareholders, preparing filings with state securities commissions, coordinating federal and state tax returns, and performing other administrative functions.

EXPENSES

  The Funds incur certain expenses in order to support the services described above, as well as other matters essential to the operation of the Funds. Expenses are paid out of a Fund's assets and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.

  In its capacity as investment adviser, Mercantile is entitled to advisory fees from the Funds that are calculated daily and paid monthly at the following annual rates: with respect to the Growth & Income Fund, Equity Income Fund and Equity Growth Fund: .60% of the first $1 billion of each Fund's average daily net assets plus .40% of each Fund's average daily net assets in excess of $1 billion; with respect to the International Equity Fund: .80% of the first $1 billion of the Fund's average daily net assets plus .70% of the Fund's average daily net assets in excess of $1 billion; and with respect to the Diversified Real Estate Fund: .80% of the first $1 billion of the Fund's average daily net assets plus .60% of the Fund's average daily net assets in excess of $1 billion. Mercantile has agreed to pay BlackRock a sub-advisory fee, computed daily and paid quarterly, at the annual rate of .45% of the International Equity Fund's average daily net assets. The fees paid by Mercantile to BlackRock for the International Equity Fund come out of Mercantile's advisory fee and are not an additional expense of the Fund.

  For the fiscal year ended May 31, 1997, Mercantile received advisory fees, after fee waivers, at the effective annual rates of .43% of the average daily net assets of the Growth & Income Fund and .74% of the average daily net assets of the International Equity Fund. For the same period, Mercantile paid sub-advisory fees to BlackRock at the effective annual rate of .42% of the International Equity Fund's average daily net assets. For the period August 1, 1997 (commencement of operations) through May 31, 1998, Mercantile received advisory fees, after fee waivers, at the effective annual rate of .00% of the Diversified Real Estate Fund's average daily net assets. For the period March 1, 1998 (commencement of operations) through May 31, 1998, Mercantile received advisory fees, after fee waivers, at the effective annual rates of .45% of the average daily net assets of the Equity Income Fund and .31% of the average daily net assets of the Equity Growth Fund.

  In its capacity as administrator, Mercantile is also entitled to an administration fee, computed daily and paid monthly, at the annual rate of .125% of the average daily net assets of each Fund.

  The Funds also bear other operating expenses in connection with their operations, which are described in more detail in the Statement of Additional Information.

FEE WAIVERS

  Expenses can be reduced by voluntary fee waivers and expense reimbursements by Mercantile and the Funds' other service providers. The amount of the fee waivers may be changed at any time at the sole discretion of Mercantile with respect to advisory and administration fees, and by the Funds' other service providers, with respect to all other fees. As to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year-end. Such waivers and reimbursements would increase the return to investors when made but would decrease the return if a Fund were required to reimburse a service provider.


            OTHER INFORMATION CONCERNING THE COMPANY AND ITS SHARES

  The Company was incorporated in Maryland on March 7, 1989 and is a mutual fund of the type known as an "open-end management investment company." The Company's charter authorizes the Board of Directors to issue up to 10,000,000,000 full and fractional shares of capital stock ($.001 par value per share) and to classify or reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Board of Directors has authorized the issuance of one class of shares in each Fund. The Board of Directors has also authorized the issuance of additional classes of shares representing interests in other investment portfolios of the Company. For information regarding these other portfolios, call 1-800-551-2145.

  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shares of all portfolios of the Company vote together and not by portfolio or class, unless otherwise required by law or permitted by the Board of Directors. The Company does not currently intend to hold annual shareholder meetings unless it is required to do so by the Investment Company Act or other applicable law.

  As of July 20, 1998, Mercantile held of record, in a fiduciary or other representative capacity for beneficial owners, a majority of the outstanding shares of the Company. Mercantile does not, however, have any economic interest in such shares which are held solely for the benefit of its customers. Mercantile may be deemed to be a controlling person of the Company within the meaning of the Investment Company Act by reason of its record ownership of such shares.


                             PERFORMANCE REPORTING

  Performance information provides you with a method of measuring and monitoring your investments. This section will help you to understand the various terms that are commonly used to describe a Fund's performance. You may see references to these terms in newsletters, advertisements and shareholder communications. These publications may also include comparisons of a Fund's performance to the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services.

        . Aggregate total return reflects the total percentage change in the value of an investment in a Fund over a specified measuring period.

        . Average annual total return represents the average annual percentage change in the value of an investment in a Fund over a specified measuring period. It is calculated by taking the aggregate total return for the measuring period and determining what constant annual return would have produced the same aggregate return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.

        . Both methods of calculating total return assume that during the period you have reinvested Fund dividends and distributions in additional Fund shares.

        . Yield shows the rate of income a Fund earns on its investments as a percentage of its share price. It is calculated by dividing the Fund's net investment income for a 30-day period by the product of the average daily number of shares entitled to receive dividends and the Fund's net asset value per share at the end of the 30-day period. The result is then annualized. This represents the amount you would earn if you remained invested in a Fund for a year and the Fund continued to have the same yield for the year. Yield does not include changes in net asset value.

  Any fees charged by a Bank directly to your account in connection with an investment in a Fund will not be included in the Fund's calculations of yield and/or total return.

  Performance quotations of a Fund represent its past performance, and you should not consider them representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time.


                                 MISCELLANEOUS

  As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of a particular Fund, with respect to the approval of the Fund's investment advisory agreement or a change in the Fund's investment objective (if fundamental) or a fundamental investment policy, means the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of such Fund or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.

  The Company or your Bank will send you a statement of your account quarterly and a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information will be mailed to you by January 31 of each year and filed with the Internal Revenue Service. At least twice a year, you will receive financial statements in the form of Annual and Semi-Annual Reports of the Funds.

If you have any questions concerning the Company or any of the Funds, please call 1-800-551-2145.

  YEAR 2000 RISKS. Like other investment companies, financial and business organizations and individuals around the world, the Company could be adversely affected if the computer systems used by Mercantile and the Company's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Mercantile is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurance that comparable steps are being taken by the Company's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company as a result of the Year 2000 Problem.

                                 ____________________

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE FUNDS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY, THE FUNDS OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

SERVICE PROVIDERS:

Management and support services are provided to M.S.D. & T. Funds, Inc. by several organizations. A complete discussion of service providers and their respective fees is provided in this Prospectus.

INVESTMENT ADVISER AND ADMINISTRATOR:

MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY
Baltimore, Maryland

CUSTODIAN FOR THE GROWTH & INCOME, EQUITY INCOME, EQUITY GROWTH AND DIVERSIFIED REAL ESTATE FUNDS:

The Fifth Third Bank
Cincinnati, Ohio

CUSTODIAN FOR THE INTERNATIONAL EQUITY FUND AND TRANSFER AGENT:

State Street Bank and Trust Company
Boston, Massachusetts

DISTRIBUTOR:

BISYS Fund Services Limited Partnership
Columbus, Ohio

In considering an investment in the Funds, please read this Prospectus carefully.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                            M.S.D. & T. FUNDS, INC.

                            PRIME MONEY MARKET FUND
                         GOVERNMENT MONEY MARKET FUND
                          LIMITED MATURITY BOND FUND
                            TOTAL RETURN BOND FUND

                             CROSS REFERENCE SHEET
                             ---------------------

                             Pursuant to Rule 495
                       under the Securities Act of 1933


FORM N-1A ITEM NUMBER                        LOCATION
---------------------                        --------

Part A                                       Prospectus Caption
------                                       ------------------

1.   Cover Page..........................    Cover Page

2.   Synopsis............................    Expense Summary

3.   Condensed Financial Information.....    Financial Highlights; Performance
                                             Reporting

4.   General Description of Registrant...    Cover Page; Investment Objectives,
                                             Policies and Risks; Fundamental
                                             Limitations; Other Information
                                             Concerning the Company and Its
                                             Shares; Miscellaneous

5.   Management of the Fund..............    Management of the Company;
                                             Investing in the Funds; Shareholder
                                             Services

5A.  Management's Discussion of Fund
     Performance.........................    Not Applicable


6.   Capital Stock and                       Investing in the Funds; Dividends
     Other Securities....................    and Distributions; Tax Information;
                                             Other Information Concerning the
     ....................................    Company and Its Shares; Shareholder
                                             Services; Miscellaneous


7.   Purchase of Securities Being Offered    Investing in the Funds

8.   Redemption or Repurchase............    Investing in the Funds


9.   Pending Legal Proceedings...........    Not Applicable

                            M.S.D. & T. FUNDS, INC.





                           .PRIME MONEY MARKET FUND

                         .GOVERNMENT MONEY MARKET FUND

                          .LIMITED MATURITY BOND FUND

                            .TOTAL RETURN BOND FUND



                                  PROSPECTUS



                              September __, 1998

                               TABLE OF CONTENTS
                               -----------------

                                                                            PAGE
                                                                            ----

EXPENSE SUMMARY.............................................................  3

FINANCIAL HIGHLIGHTS........................................................  5

INVESTMENT OBJECTIVES, POLICIES AND RISKS................................... 10

FUNDAMENTAL LIMITATIONS..................................................... 21

INVESTING IN THE FUNDS...................................................... 22

SHAREHOLDER SERVICES........................................................ 28

DIVIDENDS AND DISTRIBUTIONS................................................. 30

TAX INFORMATION............................................................. 30

MANAGEMENT OF THE COMPANY................................................... 31

OTHER INFORMATION CONCERNING THE COMPANY AND ITS SHARES..................... 33

PERFORMANCE REPORTING....................................................... 33

MISCELLANEOUS............................................................... 35


--------------------------------------------------------------------------------
                             IF YOU HAVE QUESTIONS

 For current yield, purchase and redemption information, call 1-800-551-2145.
--------------------------------------------------------------------------------

                            M.S.D. & T. FUNDS, INC.

                                  PROSPECTUS
                                    FOR THE

                            PRIME MONEY MARKET FUND
                         GOVERNMENT MONEY MARKET FUND
                          LIMITED MATURITY BOND FUND
                            TOTAL RETURN BOND FUND


                              SEPTEMBER __, 1998


---------------------------------------------------------------------------------------------------------------------------
    M.S.D. & T. FUND                           GOAL                        FOR INVESTORS WHO WANT
    ----------------                           ----                        ----------------------
---------------------------------------------------------------------------------------------------------------------------
PRIME MONEY               High current income, liquidity and stability     A flexible and convenient way to manage
MARKET                    of principal through investments in short-term   cash while earning money market returns.
                          money market instruments.
---------------------------------------------------------------------------------------------------------------------------
GOVERNMENT                High current income, liquidity and stability     A way to earn money market returns with
MONEY MARKET              of principal through investments in U.S.         the extra margin of safety associated
                          Government obligations and related repurchase    with U.S. Government obligations.
                          agreements.
---------------------------------------------------------------------------------------------------------------------------
LIMITED                   High level of current income and protection of   Current income from short-intermediate
MATURITY BOND             capital through investments primarily in         term corporate and government
                          corporate and government debt obligations.       securities and can accept fluctuations
                          The Fund will generally have an average          in price and yield.
                          weighted maturity of from two to five years.
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN              High level of current income and relative        Current income from medium-large term
BOND                      protection of capital through investments        corporate and government securities and
                          primarily in corporate and government debt       can accept fluctuations in price and
                          obligations.  The Fund will generally have an    yield.
                          average weighted maturity of from four to
                          fifteen years.
---------------------------------------------------------------------------------------------------------------------------

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS,

INCLUDING POSSIBLE LOSS OF PRINCIPAL. WHILE THE PRIME MONEY MARKET FUND AND GOVERNMENT MONEY MARKET FUND EACH WILL ATTEMPT TO MAINTAIN ITS NET ASSET VALUE AT $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT EITHER FUND WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS. IN ADDITION, THE DIVIDENDS PAID BY THE FUNDS WILL GO UP AND DOWN. MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY SERVES AS INVESTMENT ADVISER AND ADMINISTRATOR TO THE FUNDS, IS PAID FEES FOR ITS SERVICES, AND IS NOT AFFILIATED WITH BISYS FUND SERVICES LIMITED PARTNERSHIP, THE FUNDS' DISTRIBUTOR.

  This Prospectus relates to shares of the Prime Money Market Fund, Government Money Market Fund, Limited Maturity Bond Fund and Total Return Bond Fund (collectively the "Funds") of M.S.D. & T. Funds, Inc. (the "Company"), a no-
load, open-end management investment company.   This Prospectus describes
concisely the information about the Funds that you should know before investing. Please read and keep it for future reference. More information about the Funds is contained in the Statement of Additional Information dated September __, 1998 that has been filed with the Securities and Exchange Commission ("SEC"). The Statement of Additional Information, which can be obtained free of charge upon request by writing to the Company at Two Hopkins Plaza, Baltimore, Maryland 21201 or by calling 1-800-551-2145, is incorporated by reference into (considered a part of) this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                EXPENSE SUMMARY

  Expenses are one of several factors to consider when investing in a Fund. Annual Fund Operating Expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting, custody and other services.

  Below is information regarding the operating expenses for the Funds. Examples based on this information are also provided.

                                                PRIME   GOVERNMENT    LIMITED         TOTAL
                                                MONEY      MONEY      MATURITY       RETURN
                                               MARKET     MARKET        BOND          BOND
                                                FUND       FUND         FUND          FUND
                                                ----       ----         ----          ----
Annual Fund Operating Expenses
  (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Management Fees (after fee
  waivers)(1)................................    .230%     .220%        .250%         .220%
Other Expenses (after fee waivers)
  (includes administration, custody
  and transfer agency, and
  miscellaneous other charges)(1)............    .145%     .155%        .200%         .230%
Total Fund Operating Expenses                    ----      ----         ----          ----
  (after fee waivers)(1).....................    .375%     .375%        .450%         .450%
                                                 ====      ====         ====          ====

____________________________

(1) This expense information is provided to help you understand the various costs and expenses that you would bear indirectly as a shareholder of one of the Funds. The expense information is based on the expenses incurred by the Funds during the fiscal year or period ended May 31, 1998, as restated to reflect the expenses which the Funds expect to incur during the current fiscal year. Without fee waivers by the investment adviser and administrator, Management Fees, Other Expenses and Total Fund Operating Expenses, stated as a percentage of average daily net assets, would be .25%, .22% and .47%, respectively, for the Prime Money Market Fund; .25%, .21% and .46%, respectively, for the Government Money Market Fund; .35%, .43% and .78%, respectively, for the Limited Maturity Bond Fund; and .35%, .35% and .70%, respectively, for the Total Return Bond Fund.

     The investment adviser and administrator are under no obligation to waive fees or reimburse expenses, but have informed the Company that they expect to waive fees and/or reimburse expenses during the current fiscal year as necessary to maintain the Funds' total operating expenses at the levels set forth in the above table. You should note that any fees that are charged by the investment adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to, and are not reflected in, the fees and expenses described above.

     For more complete descriptions of the Funds' operating expenses, see "Management of the Company" in this Prospectus.

EXAMPLE:

Assume a Fund's annual return is 5% and its expenses are the same as those stated above. For every $1,000 you invest, here's how much you would pay in total expenses if you closed your account after the number of years indicated:

                                                                1 Year      3 Years     5 Years      10 Years
                                                                ------      -------     -------      --------
Prime Money Market Fund.....................................   $  4         $ 12        $ 21          $ 48
Government Money Market Fund................................   $  4         $ 12        $ 21          $ 48
Limited Maturity Bond Fund..................................   $  5         $ 14        $ 25          $ 57
Total Return Bond Fund......................................   $  5         $ 14        $ 25          $ 57

THE EXAMPLES SHOWN ABOVE SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE INVESTMENT RETURNS OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURNS AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

     The following Financial Highlights, which have been derived from the Funds' financial statements, have been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants, whose unqualified report on the financial statements containing such information for the five years in the period ended May 31, 1998 is incorporated by reference into the Statement of Additional Information. The Financial Highlights should be read along with the financial statements and related notes, which are also incorporated by reference into the Statement of Additional Information. Further information about the performance of the Funds is available in the Company's Annual Report to Shareholders for the fiscal year ended May 31, 1998. For a free copy of the Statement of Additional Information or the Annual Report to Shareholders, contact the Company at the address or telephone number on the first page of this Prospectus.

                            PRIME MONEY MARKET FUND

     Financial Highlights for a share of the Prime Money Market Fund outstanding throughout each of the periods indicated:

                                                            YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                                                           ENDED      ENDED       ENDED      ENDED      ENDED      ENDED
                                                           5/31/98    5/31/97    5/31/96    5/31/95    5/31/94    5/31/93
                                                          --------   --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period....................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                          --------   --------   --------   --------   --------   --------

Income From Investment Operations:
  Net Investment Income.................................    0.0521     0.0498     0.0532     0.0491     0.0296     0.0297
                                                          --------   --------   --------   --------   --------   --------

    Total From Investment Operations....................    0.0521     0.0498     0.0532     0.0491     0.0296     0.0297
                                                          --------   --------   --------   --------   --------   --------

Less Distributions to Shareholders from:
    Net Investment Income...............................   (0.0521)   (0.0498)   (0.0532)   (0.0491)   (0.0296)   (0.0297)
                                                          --------   --------   --------   --------   --------   --------

    Total Distributions.................................   (0.0521)   (0.0498)   (0.0532)   (0.0491)   (0.0296)   (0.0297)
                                                          --------   --------   --------   --------   --------   --------

Net Asset Value, End of Period..........................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                          ========   ========   ========   ========   ========   ========

Total Return............................................      5.33%      5.10%      5.45%      5.02%      3.00%      3.01%

Ratios/Supplemental Data
  Net Assets, End of Period (000).......................  $448,751   $368,853   $326,878   $382,059   $346,694   $432,415

  Ratio of Expenses to Average Net Assets
    After Expense Waiver................................      0.42%      0.43%      0.43%      0.43%      0.38%      0.37%
    Before Expense Waiver...............................      0.47%      0.48       0.48%      0.48%      0.47%      0.43%

  Ratio of Net Investment Income to
    Average Net Assets..................................      5.21%      4.98%      5.33%      4.92%      2.95%      2.96%
                                                              YEAR       YEAR       7/21/89/1/
                                                             ENDED      ENDED         TO
                                                             5/31/92    5/31/91     5/31/90
                                                             -------    -------     -------

Net Asset Value, Beginning of Period....................    $   1.00   $   1.00   $    1.00
                                                            --------   --------   ---------

Income From Investment Operations:
  Net Investment Income.................................      0.0467     0.0712      0.0706
                                                            --------   --------   ---------

    Total From Investment Operations....................      0.0467     0.0712      0.0706
                                                            --------   --------   ---------

Less Distributions to Shareholders from:
    Net Investment Income...............................     (0.0467)    0.0712      0.0706
                                                            --------   --------   ---------

    Total Distributions.................................     (0.0467)   (0.0712)    (0.0706)
                                                            --------   --------   ---------

Net Asset Value, End of Period..........................    $   1.00   $   1.00   $    1.00
                                                            ========   ========   =========

Total Return............................................        4.77%      7.35%       8.49%/2/

Ratios/Supplemental Data
  Net Assets, End of Period (000).......................    $402,745   $311,819    $178,708

  Ratio of Expenses to Average Net Assets
    After Expense Waiver................................        0.35%      0.38%       0.38%/2/
    Before Expense Waiver...............................        0.42%      0.45        0.46%/2/

  Ratio of Net Investment Income to
    Average Net Assets..................................        4.55%      6.96%       8.13%/2/

_________________________
1    Commencement of operations.
2    Annualized.

                          GOVERNMENT MONEY MARKET FUND

Financial Highlights for a share of the Government Money Market Fund outstanding throughout each of the periods indicated:


                                                                YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                                                                ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                                                               5/31/98    5/31/97    5/31/96    5/31/95    5/31/94    5/31/93
                                                              --------   --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period.....................     $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                              --------   --------   --------   --------   --------   --------
Income From Investment Operations:
     Net Investment Income...............................       0.0515     0.0495     0.0526     0.0485     0.0294     0.0293
                                                              --------   --------   --------   --------   --------   --------
          Total From Investment Operations...............       0.0515     0.0495     0.0526     0.0485     0.0294     0.0293
                                                              --------   --------   --------   --------   --------   --------
Less Distributions to Shareholders from:
          Net Investment Income...........................     (0.0515)   (0.0495)   (0.0526)   (0.0485)   (0.0294)   (0.0293)
                                                              --------   --------   --------   --------   --------   --------
          Total Distributions.............................     (0.0515)   (0.0495)   (0.0526)   (0.0485)   (0.0294)   (0.0293)
                                                              --------   --------   --------   --------   --------   --------
Net Asset Value, End of Period............................    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                              ========   ========   ========   ========   ========   ========
Total Return..............................................        5.27%      5.06%      5.39%      4.95%      2.98%      2.97%
Ratios/Supplemental Data
     Net Assets, End of Period (000)......................    $391,133   $340,809   $264,725   $263,752   $273,790   $255,637
     Ratio of Expenses to Average
     Net Assets
     After Expense Waiver.................................        0.42%      0.43%      0.43%      0.43%      0.38%      0.37%
     Before Expense Waiver................................        0.46%      0.49%      0.48%      0.48%      0.47%      0.44%
 Ratio of Net Investment Income to
     Average Net Assets...................................        5.15%      4.95%      5.27%      4.85%      2.94%      2.93%

                                                                 YEAR       YEAR      7/21/89/1/
                                                                 ENDED      ENDED        TO
                                                                5/31/92    5/31/91     5/31/90
                                                               --------   --------    --------
Net Asset Value, Beginning of Period.....................      $   1.00   $   1.00    $   1.00
                                                               --------   --------    --------
Income From Investment Operations:
     Net Investment Income...............................        0.0465     0.0700      0.0696
                                                               --------   --------    --------
          Total From Investment Operations...............        0.0465     0.0700      0.0696
                                                               --------   --------    --------
Less Distributions to Shareholders from:
          Net Investment Income...........................      (0.0465)   (0.0700)    (0.0696)
                                                               --------   --------    --------
          Total Distributions.............................      (0.0465)   (0.0700)    (0.0696)
                                                               --------   --------    --------
Net Asset Value, End of Period............................     $   1.00   $   1.00    $   1.00
                                                               ========   ========    ========
Total Return..............................................         4.75%      7.23%       8.37%/1/
Ratios/Supplemental Data
     Net Assets, End of Period (000)......................     $293,450   $333,121    $293,422
     Ratio of Expenses to Average
          Net Assets
          After Expense Waiver............................         0.34%      0.37%       0.38%/2/
          Before Expense Waiver...........................         0.41%      0.45%       0.46%/2/

 Ratio of Net Investment Income to
          Average Net Assets..............................         4.64%      6.97%       8.04%/2/

____________________________
/1/  Commencement of operations.
/2/  Annualized.

                           LIMITED MATURITY BOND FUND

     Financial Highlights for a share of the Limited Maturity Bond Fund outstanding throughout each of the periods indicated:


                                                   Year      Year      Year      Year      Year      Year      Year   3/14/91/1/
                                                   Ended     Ended     Ended     Ended     Ended     Ended     Ended     to
                                                  5/31/98   5/31/97   5/31/96   5/31/95   5/31/94   5/31/93   5/31/92  5/31/91
                                                ---------  --------  --------  --------  --------  --------  --------  ---------
 Net Asset Value, Beginning of Period.......    $   10.31  $  10.19  $  10.43  $  10.10  $  10.55  $  10.31  $   9.97  $   10.00
                                                ---------  --------  --------  --------  --------  --------   -------  ---------
 Income From Investment Operations:
  Net Investment Income.....................         0.60      0.59      0.59      0.56      0.50      0.56      0.60       0.13

  Net Realized and Unrealized Gain (Loss)
   On Investments...........................         0.22      0.12     (0.24)     0.33     (0.39)     0.24      0.34      (0.03)
                                                ---------  --------  --------  --------  --------  --------   -------  ---------

    Total From Investment Operations........         0.82      0.71      0.35      0.89      0.11      0.80      0.94       0.10

Less Distributions to Shareholders from:
    Net Investment Income...................        (0.60)    (0.59)    (0.59)    (0.56)    (0.50)    (0.56)    (0.60)     (0.13)
     Net Capital Gains......................        (0.08)       --        --        --     (0.06)       --        --         --
                                                ---------  --------  --------  --------  --------  --------   -------  ---------
    Total Distributions.....................        (0.68)    (0.59)    (0.59)    (0.56)    (0.56)    (0.56)    (0.60)     (0.13)
                                                ---------  --------  --------  --------  --------  --------   -------  ---------
 Net Asset Value, End of Period.............    $   10.45  $  10.31  $  10.19  $  10.43  $  10.10  $  10.55   $ 10.31  $    9.97
                                                =========  ========  ========  ========  ========  ========   =======  =========
 Total Return...............................         8.15%     7.12%     3.38%     9.13%     0.94%     7.94%     9.68%      4.78%/2/


 Ratios/Supplemental Data
  Net Assets, End of Period (000)...........     $151,922  $ 43,010  $ 44,102  $ 44,652  $ 35,008  $ 28,078   $ 17,549 $   1.298
  Ratio of Expenses to Average
    Net Assets
    After Expense Waiver....................         0.50%     0.60%     0.60%     0.60%     0.55%     0.55%      0.55%     0.55%/2/

    Before Expense Waiver...................         0.78%     0.75%     0.72%     0.70%     0.66%     0.64%      0.72%     0.97%/2/

  Ratio of Net Investment Income to
    Average Net Assets......................         5.71%     5.72%     5.66%     5.56%     4.75%     5.32%      5.76%     6.17%/2/

Portfolio turnover rate.....................        48.24%    20.92%    52.79%    22.01%    48.58%    12.29%     13.76%    34.73%/2/

___________________________________________
/1/    Commencement of operations.
/2/    Annualized.

                            TOTAL RETURN BOND FUND

Financial Highlights for a share of the Total Return Bond Fund outstanding throughout each of the periods indicated:

                                                          March 1, 1998/1/
                                                          to May 31, 1998
                                                        -------------------
Net Asset Value, Beginning of Period................          $  10.00
                                                              --------
Income From Investment Operations:
  Net Investment Income.............................              0.15
  Net Realized and Unrealized Gain (Loss)
    On Investments..................................              0.02
                                                              --------
    Total From Investment Operations................              0.17
                                                              --------
Less Distributions to Shareholders from:
    Net Investment Income...........................             (0.15)
    Net Capital Gains...............................                --
                                                               --------
    Total Distributions.............................              (0.15)
Net Asset Value, End of Period......................           $  10.02
                                                               ========
Total Return........................................               1.69%
Ratios/Supplemental Data
  Net Assets, End of Period (000)...................           $101,363
  Ratio of Expenses to Average
    Net Assets
    After Expense Waiver............................               0.45%/2/
    Before Expense Waiver...........................               0.73%/2/

  Ratio of Net Investment Income to
    Average Net Assets..............................               5.89%/2/
Portfolio turnover rate.............................              10.51%

___________________________________________
/1/   Commencement of operations.
/2/   Annualized.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS

     The Funds' investment adviser (the "Adviser") uses a range of different investments and investment techniques in seeking to achieve a Fund's investment objective. All Funds do not use all of the investments and investment techniques described below, which involve various risks, and which are also described in the following sections. You should consider which Funds best meet your investment goals. The Adviser will use its best efforts to achieve a Fund's investment objective, although its achievement cannot be assured. An investor should not consider an investment in any Fund to be a complete investment program. Each Fund is classified as a diversified portfolio under the Investment Company Act.

PRIME MONEY MARKET FUND

     The investment objective of the Prime Money Market Fund is to seek as high a level of current income as is consistent with liquidity and stability of principal by investing in a portfolio of high quality money market instruments. The Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations of both foreign and domestic issuers, that are available in the money markets. In particular, the Fund may invest in:

  . U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of U.S. banks);

  . obligations issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities;

  . commercial paper rated at the time of purchase within the highest rating category assigned by one or more unaffiliated nationally recognized statistical rating organizations (each a "Rating Agency") and corporate bonds rated at the time of purchase within one of the two highest rating categories assigned by one or more Rating Agencies;

  . unrated commercial paper, corporate bonds and other instruments that are of comparable quality as determined by the Adviser pursuant to guidelines approved by the Company's Board of Directors;

  . asset-backed securities rated at the time of purchase within the highest rating category assigned by one or more Rating Agencies;

  .    obligations issued by state and local governmental bodies; and

  .    repurchase agreements relating to the above instruments.

GOVERNMENT MONEY MARKET FUND

  The investment objective of the Government Money Market Fund is to seek as high a level of current income as is consistent with liquidity and stability of principal by investing in a portfolio of direct Treasury obligations, other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

LIMITED MATURITY BOND FUND

  The investment objective of the Limited Maturity Bond Fund is to seek as high a level of current income as is consistent with protection of capital. The Fund invests substantially all of its assets in debt obligations, such as bonds and debentures, of domestic and foreign corporations; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; debt obligations of foreign, state and local governments and their political subdivisions; asset-backed securities, including various collateralized mortgage obligations and other mortgage-related securities with effective maturities of ten years or less; and money market instruments. The Fund will purchase only those securities that are rated at the time of purchase within the four highest rating categories assigned by a Rating Agency or, if unrated, are determined by the Adviser to be of comparable quality. Debt obligations rated within the four highest rating categories assigned by a Rating Agency are considered to be investment grade. Debt obligations rated in the lowest of the four highest rating categories assigned by a Rating Agency are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated debt obligations. If a security's rating is reduced below the minimum rating that is permitted for the Fund, the Adviser will consider whether the Fund should continue to hold that security.

  Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in corporate debt obligations such as bonds and debentures, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and mortgage-backed securities, including collateralized mortgage obligations. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Up to 25% of the Fund's total assets, however, may be invested in debt obligations of foreign issuers. The Fund may also invest, without limitation, in high quality short-term money market instruments for temporary defensive purposes. The Adviser expects that under normal market conditions the Fund's portfolio securities will have an average weighted maturity of two to five years.


TOTAL RETURN BOND FUND

  The investment objective of the Total Return Bond Fund is to seek as high a level of current income as is consistent with relative protection of capital. Subject to this objective, the Adviser will consider the total rate of return on portfolio securities in managing the Fund. The Fund will invest substantially all its assets in debt obligations, such as bonds and debentures, of domestic and foreign corporations; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; debt obligations of foreign, state and local governments and their political subdivisions; asset-backed securities, including various collateralized mortgage obligations and other mortgage-related securities; and money market instruments.

  Debt securities in which the Fund may invest include, without limitation, Brady Bonds, which are securities issued in various currencies (primarily the U.S. dollar) that have been created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market for Latin American debt instruments. Brady Bonds are neither issued nor guaranteed by the U.S. Government. Additional information on Brady Bonds is included in the Statement of Additional Information.

  The Fund generally will purchase only those securities that are rated at the time of purchase within the four highest rating categories assigned by a Rating Agency or, if unrated, are determined by the Adviser to be of comparable quality. See "Limited Maturity Bond Fund" above for a discussion of certain risks in investing in debt obligations rated in the lowest of the four highest ratings assigned by a Rating Agency. When deemed appropriate by the Adviser, however, the Fund may invest up to 10% of its net assets in lower quality debt securities. Lower quality debt securities, also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

  Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in corporate debt obligations such as bonds and debentures, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and mortgage-backed securities, including collateralized mortgage obligations. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Up to 25% of the Fund's total assets, however, may be invested in obligations of foreign issuers. The Fund may also invest, without limitation, in high-quality short-term money market instruments for temporary defensive purposes.

  The Fund's average weighted maturity will vary from time to time depending on, among other things, current market and economic conditions and the comparative yields on instruments with different maturities. The Adviser expects that under normal market conditions the Fund will have an average weighted maturity of between 4 and 15 years.

RISK FACTORS

  . Market and Interest Rate Risk. Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates the market value will tend to decrease. You should also recognize that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

  . Risk Factors Associated with Derivative Instruments. The Limited Maturity Bond Fund and Total Return Bond Fund may purchase certain "derivative" instruments as described above under various headings. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, futures contracts, options, forward foreign currency contracts, participation certificates, custodial receipts, and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments).

  Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

  The Adviser will evaluate the risks presented by the derivative instruments purchased by a Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that the Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that a Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative instruments.

  . Foreign Securities. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible difficulty in taking appropriate legal action in a foreign court, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

OTHER INVESTMENT POLICIES AND RELATED RISKS

  . Quality and Maturity - Prime Money Market Fund and Government Money Market Funds. All securities acquired by the Prime Money Market Fund and Government Money Market Fund will be determined at the time of purchase by the Adviser, pursuant to guidelines approved by the Company's Board of Directors, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories assigned by at least two Rating Agencies (or one Rating Agency if the security is rated by only one Rating Agency), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Company's Board of Directors. In accordance with current SEC regulations, the Prime Money Market Fund intends to invest no more than 5% of its total assets in securities, other than U.S. Government securities, that are rated at the time of purchase within the second highest rating category assigned by one or more Rating Agencies (including securities that are unrated but determined by the Adviser to be of comparable quality).
See the Statement of Additional Information for a description of the Rating Agencies' various rating categories.

  Each Fund is managed so that the average dollar-weighted maturity of all instruments held by it will not exceed 90 days. In no event will a Fund purchase securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Funds invest may not earn as high a level of income as longer-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

  . U.S. Government Obligations and Money Market Instruments. Each Fund may invest in securities issued or guaranteed by the U.S. Government, including but not limited to direct U.S. Treasury obligations, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the entity's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are backed solely by the issuer's credit. There is no assurance that the U.S. Government would provide support to a U.S. Government-sponsored entity were it not required to do so by law. Some of these instruments may be variable or floating rate instruments.

  Each Fund except the Government Money Market Fund may from time to time invest in money market instruments, including bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued or supported by U.S. or foreign banks that have total assets of more than $1 billion at the time of purchase. A Fund will invest in obligations of foreign banks or foreign branches of U.S. banks when the Adviser determines that the investment presents minimal credit risks. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the particular Fund's total assets at the time of purchase. The Prime Money Market Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts in excess of 5% of its net assets. Taxable commercial paper purchased by the Funds will be rated at the time of purchase within the highest rating category assigned by a Rating Agency. Corporate bonds purchased by the Funds will be rated at the time of purchase within the highest rating category (two highest rating categories with respect to the Prime Money Market Fund) assigned by a Rating Agency. In addition, each Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality. Commercial paper may include variable and floating rate instruments. The Prime Money Market Fund may also invest in short-term, high quality, U.S. dollar-denominated corporate debt obligations of foreign issuers where the Adviser deems the investments to present minimal credit risks.

  . Municipal Obligations. Each Fund except the Government Money Market Fund may invest from time to time in municipal obligations. These securities may be advantageous for a Fund when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other debt securities the Fund can purchase. Dividends paid by a Fund that come from interest on municipal obligations will be taxable to shareholders.

  The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer's full faith, credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other revenue source). A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it draws on a reserve fund, the restoration of which is not a legal requirement. Private activity bonds (which are a type of obligation that, although exempt from regular federal income tax, may be subject to the federal alternative minimum tax) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

  Municipal obligations purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, municipal obligations may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal obligation held by a Fund could have an adverse effect on the Fund's portfolio and the value of its shares. As described above under "Risk Factors Foreign Securities", foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.

  . Variable and Floating Rate Instruments. Each Fund may purchase variable and floating rate instruments, including variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rates. Unless guaranteed by the U.S. Government or one of its agencies or instrumentalities, variable or floating rate notes purchased by the Prime Money Market Fund and Government Money Market Fund must permit the Funds to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days' notice. Because of the absence of a market in which to resell a variable or floating rate instrument, a Fund might have trouble selling an instrument should the issuer default or during periods when the Fund is not permitted by agreement to demand payment of the instrument, and for this and other reasons a loss could occur with respect to the instrument.

  . Asset-Backed Securities. Each Fund except the Government Money Market Fund may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. Asset-backed securities purchased by the Prime Money Market Fund will have remaining maturities of 397 days or less. The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of the Fund's principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding asset-backed securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these assets under certain market conditions.

  Asset-backed securities are subject to greater risk of default during periods of economic downturn than conventional debt instruments and the holder frequently has no recourse against the entity that originated the security. In addition, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, such instruments may be considered illiquid securities subject to each Fund's limitation on illiquid investments described below under "Managing Liquidity."

  . Mortgage-Related Securities. The Limited Maturity Bond Fund and Total Return Bond Fund may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies and private issuers. Such securities may include collateralized mortgage obligations ("CMOs") and U.S. Government stripped mortgage-backed securities ("SMBS").

  CMOs are a type of bond issued by non-governmental entities which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as a real estate mortgage investment conduit or REMIC. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date.

  SMBS represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by a U.S. Government agency and representing interests in pools of mortgage loans. These principal-only or interest-only distributions are stripped from the underlying mortgage-backed security by private entities or by the agency that issued the mortgage-backed certificate.

  Mortgage-related securities involve risks similar to those described above under "Asset-Backed Securities," including prepayment risks. In addition, SMBS may exhibit greater price volatility and interest rate risk than other types of mortgage-related securities because of the manner in which their principal and interest are returned to investors.

  . Repurchase Agreements and Reverse Repurchase Agreements. Each Fund may buy portfolio securities subject to the seller's agreement to repurchase them at an agreed upon date and price. These transactions are known as repurchase agreements. Repurchase agreements involve the risk that the seller will fail to repurchase the securities as agreed. In that event, the Fund will bear the risk of possible loss due to adverse market action or delays in liquidating the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act.

  Each Fund may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to a financial institution and agrees to buy them back at an agreed upon date and price. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act.

  . When-Issued Purchases and Forward Commitments. Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date, permit the Fund to lock in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. The Fund will bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery takes place. When-issued and forward commitment transactions are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. Because a Fund is required to set aside cash or liquid securities to satisfy these purchase commitments, a Fund's liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its total assets. The Funds do not intend to engage in when-issued and forward commitment transactions for speculative purposes.

  . Stand-By Commitments. The Limited Maturity Bond Fund and Total Return Bond Fund may acquire stand-by commitments under which a dealer agrees to purchase certain municipal obligations at a Fund's option at a price equal to their amortized cost value plus interest. These commitments will be used only to assist in maintaining a Fund's liquidity and not for trading purposes.

  . Securities Lending. Each Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income.
Although securities loans will be fully collateralized, such loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. However, securities loans will be made only to parties the Adviser deems to be of good standing and will only be made if the Adviser believes the income to be earned from the loans justifies the risks.

  . Other Investment Companies. Each Fund may invest in securities issued by other investment companies which invest in eligible quality, short-term debt securities, whether taxable or tax-exempt, and which seek to maintain a $1.00 net asset value per share, i.e., "money market" funds. Such investments will be made by a Fund in connection with the management of its daily cash position and will be subject to the requirements of applicable securities laws. When a Fund invests in another investment company, it pays a pro rata portion of the advisory and other expenses of that company as one of its shareholders. These expenses are in addition to the Fund's own expenses.

  . American, European and Global Depository Receipts. The Limited Maturity Bond Fund and Total Return Bond Fund may invest up to 25% of their respective total assets in ADRs, EDRs, GDRs and similar securities. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign issuer. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of underlying foreign or U.S. securities. GDRs are depository receipts structured similarly to EDRs and are issued and traded in several international financial markets. GDRs are designed for trading in non-U.S. securities markets. These instruments may not be denominated in the same currency as the securities they represent. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

  . Foreign Currency Exchange Contracts. The Limited Maturity Bond Fund and Total Return Bond Fund may from time to time use foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the European Currency Unit) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.

  . Options. The Total Return Bond Fund may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

  Options purchased by the Fund will not exceed 5%, and options written by the Fund will not exceed 25%, of its net assets. Options may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation which performs the obligations of its members if they default.

  Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, the Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, the Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of the Fund.

  . Futures and Related Options. The Total Return Bond Fund may invest to a limited extent in futures contracts and options on futures contracts in order to gain fuller exposure to movements of securities prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate the Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. The Fund may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).

  The Fund may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

  More information regarding futures contracts and related options can be found in Appendix B to the Statement of Additional Information.

  . Rights and Warrants. The Total Return Bond Fund may invest in rights and warrants to purchase securities. It is the current intention of the Fund to limit investment in rights and warrants to no more than 5% of its net assets.

  . Managing Liquidity. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons the Funds will not knowingly invest more than 10% (15% with respect to the Total Return Bond Fund) of the value of their respective net assets in illiquid securities. Illiquid securities include repurchase agreements and time deposits that do not permit a Fund to terminate them after seven days' notice, restricted securities and other securities for which market quotations are not readily available. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser has determined pursuant to guidelines adopted by the Company's Board of Directors that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A) are not subject to this limitation. Investments in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.

  . Portfolio Turnover. A Fund may sell a portfolio security soon after it is purchased if the Adviser believes that a sale is consistent with the Fund's investment objective. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses, tax consequences (including the possible realization of additional taxable capital gains and income) and other transaction costs, which must be borne directly by the Fund involved and ultimately by its shareholders.

                            FUNDAMENTAL LIMITATIONS

  The investment objective of each of the Prime Money Market Fund, Government Money Market Fund and Limited Return Bond Fund discussed above is "fundamental", which means that it may not be changed for a Fund without the approval of a majority of that Fund's outstanding shares. The investment objective of the Total Return Bond Fund discussed above may be changed by the Company's Board of Directors without shareholder approval, although shareholders will be given at least 30 days' written notice before such a change occurs. Unless otherwise noted, each Fund's investment policies discussed above may be changed by the Company's Board of Directors without shareholder approval. However, each Fund has in place certain "fundamental" investment limitations that cannot be changed for a Fund without the approval of a majority of that Fund's outstanding shares. Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information.

     1. A Fund may not purchase securities (with certain exceptions, including U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the total assets of each Fund can be invested without regard to this 5% limitation.

     2. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry, subject to certain exceptions.

     3. A Fund may not borrow money except for temporary purposes in amounts up to 10% of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Fund's total assets, the Fund will not make any further investments.

  As a matter of non-fundamental policy and in accordance with current regulations of the SEC, the Prime Money Market Fund intends to subject its entire investment portfolio, other than U.S. Government securities, to the 5% limitation described in Fundamental Limitation No. 1 above. However, in accordance with such regulations, the Fund may invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days, provided the securities are rated at the time of purchase in the highest rating category assigned by one or more Rating Agencies or are determined by the Adviser to be of comparable quality. The Fund may not hold more than one such investment at any one time.

  If a percentage limitation set forth above is met at the time an investment is made, a subsequent change in that percentage resulting from a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

                            INVESTING IN THE FUNDS

GETTING YOUR INVESTMENT STARTED

  Investing in the Funds is quick and convenient. Shares of the Funds may be purchased either through the account you maintain with certain financial institutions or directly through the Company. Fund shares are distributed by BISYS Fund Services Limited Partnership (called the "Distributor"). The Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

  Customers of Mercantile-Safe Deposit and Trust Company and its affiliated and correspondent banks and customers of affiliates of State Street Bank and Trust Company (referred to as the "Banks") may purchase Fund shares through their qualified accounts at such Banks and should contact the Banks directly for appropriate purchase instructions. Should you wish to establish an account directly through the Company, please refer to the purchase options described under "Opening and Adding to Your Fund Account."

  Payments for Fund shares must be in U.S. dollars and should be drawn on a U.S. bank. Please remember that the Company reserves the right to reject any purchase order, including purchase orders accompanied by foreign and third party checks.

HOW TO BUY FUND SHARES

  . Minimum Investments. Each Fund generally requires a $25,000 minimum initial investment. Subsequent investments must be a minimum of $100. The minimum investment requirements do not apply to purchases by Banks acting on behalf of their customers and the Banks do not impose a minimum initial or subsequent investment requirement for shares purchased on behalf of their customers. The Company reserves the right to waive these minimums in other instances.

  . Opening and Adding to Your Fund Account. Direct investments in the Funds may be made in a number of different ways, as shown in the following chart. Simply choose the method that is most convenient for you. Any questions you have may be answered by calling 1-800-551-2145. As described above under "Getting Your Investment Started," you may also purchase Fund shares through the Banks.

                            TO OPEN AN ACCOUNT                              To Add to an Account
                            -------------------                             --------------------
By Mail                     .  Complete a New Account Application and       .  Make your check payable to the
                               mail it along with a check payable to the       particular Fund in which you are
                               particular Fund you want to invest in to:       investing and mail it to the address at
                                                                               left.

                               M.S.D. & T. Funds, Inc.                      .  Please include your account number on
                               P.O. Box 8515                                   your check.
                               Boston, MA  02266-8515

                               To obtain a New Account Application,
                               call 1-800-551-2145
------------------------------------------------------------------------------------------------------------------------------
BY WIRE                     .  Before wiring funds, please call             .  Instruct your bank to wire Federal
                               1-800-551-2145 for complete wiring              funds to: State Street Bank and Trust
                               instructions.                                   Company, Boston, Massachusetts, Bank
                                                                               Routing No. 011-0000-28, M.S.D. & T.
                            .  Promptly complete a New Account                 Deposit A/C No. 99046435.
                               Application and forward it to:
                                                                            .  Be sure to include your name and your
                               M.S.D. & T. Funds, Inc.                         Fund account number.
                               P.O. Box 8515
                               Boston, MA  02266-8515                       .  The wire should indicate that you are
                                                                               making a subsequent purchase as opposed
                                                                               to opening a new account.

                            Consult your bank for information on remitting funds by wire and associated bank charges.

                            YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS, EXCHANGES AND
                            DIRECTED REINVESTMENTS, TO INVEST IN YOUR FUND ACCOUNT.  PLEASE REFER TO THE SECTION
                            BELOW ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.
------------------------------------------------------------------------------------------------------------------------------


  . Explanation of Sales Price. The public offering price for shares of a Fund is based upon net asset value per share. A Fund will calculate its net asset value per share by adding the value of a Fund's investments, cash and other assets, subtracting the Fund's liabilities, and then dividing the result by the number of shares of the Fund that are outstanding. This process is sometimes referred to as "pricing" a Fund's shares.

  The assets of the Prime Money Market Fund and Government Money Market Fund (the "Money Market Funds") are valued at amortized cost, which generally approximates market value. Although each Money Market Fund seeks to maintain its net asset value per share at $1.00, there can be no assurance that the net asset value per share will not vary. The assets of the Limited Maturity Bond Fund and Total Return Bond

Fund (the "Bond Funds") are valued at market value or, if market quotes cannot be readily obtained, at fair value as determined by the Adviser under the supervision of the Company's Board of Directors. Debt securities held by the Bond Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value. More information about valuation can be found in the Funds' Statement of Additional Information, which you may request by calling 1-800-551-2145.

  Net asset value is computed (i) with respect to each Money Market Fund, as of 11:00 a.m. Eastern Time and as of the close of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern Time) each weekday and (ii) with respect to each Bond Fund, as of the close of regular trading hours on the Exchange (currently 4:00 p.m. Eastern Time) each weekday, in each case with the exception of those holidays on which the Federal Reserve Bank of Cleveland, the purchasing Bank (if applicable), the Funds' Adviser, transfer agent or custodian or the Exchange is closed. The Funds currently observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

  Purchase orders will be accepted by State Street Bank and Trust Company ("State Street") only on a day on which the shares of a Fund are priced ("Business Day"). If you purchase shares of a Fund through a Bank, the Bank is responsible for transmitting your purchase order and required funds to the Transfer Agent on a timely basis.

  If your purchase order for shares of a Money Market Fund is received by the Transfer Agent on a Business Day before 11:00 a.m. Eastern Time, your Fund shares will be purchased at the public offering price calculated at 11:00 a.m. provided that the Fund's custodian receives payment in immediately available funds by the close of regular trading hours on the Exchange that day. If your purchase order for shares of a Money Market Fund is received by the Transfer Agent on a Business Day after 11:00 a.m. Eastern Time but before the close of regular trading hours on the Exchange that day, your Fund shares will be purchased at the public offering price calculated at 11:00 a.m. Eastern Time on the following Business Day if the Fund's custodian receives payment in immediately available funds by the close of regular trading hours on the Exchange on the following Business Day. If the procedures described above are not followed and if a Bank submitted the order, the Bank will be notified that the order has not been accepted. If you purchase shares of a Money Market Fund directly through the Company and if your purchase order is accompanied by payment in any form other than immediately available funds, your Fund shares will be purchased at the public offering price calculated at 11:00 a.m. Eastern Time on the next Business Day after the Business Day on which both the order and payment in immediately available funds are received by the Transfer Agent. Payments for orders which are not received or accepted will be returned after prompt inquiry.

  Shares of the Bond Funds are sold at the public offering price per share next computed after receipt of a purchase order by the Transfer Agent. If you purchase shares of a Bond Fund through a Bank and if the Transfer Agent receives your purchase order from the Bank on a Business Day prior to the close of regular trading hours (currently 4:00 P.M. Eastern Time) on the Exchange, your Fund shares will be purchased at the public offering price calculated at the close of regular trading hours on that day provided that the Fund's custodian receives payment on the next Business Day in immediately available funds. If such payment is not received on the next Business Day, the Bank which submitted the order will be notified that the order has not been accepted.

  If you purchase shares of a Bond Fund directly through the Company and if your purchase order, in proper form and accompanied by payment, is received by the Transfer Agent on a Business Day prior to the close of regular trading hours on the Exchange, your Fund shares will be purchased at the public offering price calculated at the close of regular trading hours on that day. Otherwise, your Fund shares will be purchased at the public offering price next calculated after the Transfer Agent receives your purchase order in proper form with the required payment.

  On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the times at which purchase orders must be received in order to be processed on that Business Day.

HOW TO SELL FUND SHARES

  You can arrange to get money out of your Fund account by selling some or all of your shares. This process is known as "redeeming" your shares. If you purchased your shares through an account at a Bank, you may redeem shares in accordance with the instructions pertaining to that account. If you purchased your shares directly from the Company, you have the ability to redeem shares by any of the methods described below.

                          TO REDEEM SHARES
                          ----------------
BY MAIL
                          . Send a written request to M.S.D. & T. Funds, Inc., P.O. Box 8515, Boston, MA 02266-8515.

                          .  Your written request must
                             -  be signed by each account holder;
                             - state the number or dollar amount of shares to be redeemed and identify the specific Fund;
                             -  include your account number.

                          .  Signature guarantees are required
                             -  for all redemption requests over $100,000;
                             - for any redemption request where the proceeds are to be sent to someone other than the shareholder of record or to an address other than the address of record.

--------------------------------------------------------------------------------
BY WIRE                   .  Call 1-800-551-2145.  You will need to provide
(available only if           the account name, account number, name of Fund
you checked the              and amount of redemption ($1,000 minimum
appropriate box on           per transaction).
the New Account Application)


                          . If you have already opened your account and would like to have the wire redemption feature, send a written request to: M.S.D. & T. Funds, Inc., P.O. Box 8515, Boston, MA 02266-8515. The request must be signed (and signatures guaranteed) by each account owner.

                          .  To change bank instructions, send a written request
                             to the above address. The request must be signed
                             (and signatures guaranteed) by each account owner.
--------------------------------------------------------------------------------
BY TELEPHONE              .  Call 1-800-551-2145.  You will need to provide
(available only if           the account name, account number, name of Fund
you checked the              and amount of redemption.
Application) appropriate
box on the New Account

                           . If you have already opened your account and would
                             like to add the telephone redemption feature, send a written request to: M.S.D. & T. Funds, Inc., P.O. Box 8515, Boston, MA 02266-8515. The request must be signed (and signatures guaranteed) by each account owner.

                    OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND SYSTEMATIC WITHDRAWALS, ARE ALSO AVAILABLE. PLEASE REFER TO THE SECTION BELOW ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION
--------------------------------------------------------------------------------

  . Explanation of Redemption Price. Redemption orders received in proper form by the Transfer Agent are processed at their net asset value per share next determined after receipt. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the time at which redemption orders must be received in order to be processed on that Business Day.

  Payment for redemption orders with respect to a Money Market Fund which are received by the Transfer Agent before 11:00 a.m. Eastern Time normally will be wired or sent to the shareholder(s) of record on the same Business Day. Payment for redemption orders with respect to a Money Market Fund which are received between 11:00 a.m. and the close of regular trading hours on the Exchange (currently 4:00 p.m. Eastern Time) or on a non-Business Day normally will be wired or sent to the shareholder(s) of record on the next Business Day. Payment for redemption orders with respect to a Bond Fund generally will be wired or sent to the shareholder(s) of record within three Business Days after receipt of the redemption order. However, in each case the Company reserves the right to wire or send redemption proceeds within seven days after receiving the redemption order if the Adviser believes that earlier payment would adversely affect the Company. If you purchased your shares directly through the Company, your redemption proceeds will be sent by check unless you otherwise direct the Company or the Transfer Agent. The Automated Clearing House ("ACH") system may also be utilized for payment of redemption proceeds. In unusual circumstances, the Company may pay redemption proceeds in readily marketable portfolio securities having a market value equal to the redemption price.

  Banks are responsible for transmitting their customers' redemption orders to the Transfer Agent and crediting their customers' accounts with redemption proceeds on a timely basis. No charge is imposed by the Company for wiring redemption proceeds, although the Banks may charge their customers' accounts directly for redemption and other services. In addition, if a customer has agreed with a Bank to maintain a minimum cash balance in his or her account maintained with the Bank and the balance falls below that minimum, the customer may be obliged to redeem some or all of the Fund shares held in the account in order to maintain the required minimum balance.

  The Company imposes no charge when you redeem shares. The value of the shares you redeem may be more or less than your cost, depending on a Fund's current net asset value.

  . Other Purchase and Redemption Information. Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account.

  Shareholders who purchased Fund shares directly through the Company should note that if an account balance falls below $500 as a result of redemptions and is not increased to at least $500 within 60 days after notice, the account may be closed and the proceeds sent to the shareholder.

  If you purchased shares by wire, you must file a New Account Application with the Transfer Agent before any of those shares can be redeemed. You should contact your bank for information about sending and receiving funds by wire, including any charges by your bank for these services. The Company may decide at any time to change the minimum amount per transaction for redemption of shares by wire or to no longer permit wire redemptions.

  You may choose to initiate certain transactions by telephone. The Company and its agents will not be responsible for any losses resulting from unauthorized transactions when reasonable procedures to verify the identity of the caller are followed. To the extent that the Company does not follow such procedures, it and/or its agents may be responsible for any unauthorized transactions.

  The Company reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Company at any time. It may be difficult to reach the Company by telephone during periods of unusual market activity. If this happens, you may redeem your shares by mail as described above.

  The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the Investment Company Act.

  Certain redemption requests and other communications with the Company require a signature guarantee. Signature guarantees are designed to protect both you and the Company from fraud. To obtain a signature guarantee you should visit a financial institution that participates in the Stock Transfer Agents Medallion Program ("STAMP"). Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guaranteed." A notary public cannot provide a signature guarantee.


                             SHAREHOLDER SERVICES

  The Company provides a variety of ways to make managing your investments more convenient. Some of these options require you to request them on the New Account Application or you may request them after opening an account by calling 1-800-551-2145. Except for retirement plans, these options are available only to shareholders who purchase their Fund shares directly through the Company.

RETIREMENT PLANS

  Shares of each Fund may be purchased in connection with certain tax-sheltered retirement plans, including individual retirement accounts. Shares may also be purchased in connection with profit-sharing plans, section 401(k) plans, money purchase pension plans and target benefit plans. Further information about how to participate in these plans, the fees charged, the limits on contributions and the services available to participants in such plans can be obtained from the Company. To invest through any tax-sheltered retirement plan, please call the Company at 1-800-551-2145 for information and the required separate application. You should consult with a tax adviser to determine whether a tax-sheltered retirement plan is available and/or appropriate for you.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged for shares of another Fund or for shares of one of the other portfolios offered by the Company. You may exchange shares by mail at the address provided above under "How To Buy Shares - Opening and Adding to Your Fund Account" or by telephone at 1-800-551-2145. If you are opening a new account in a different Fund or portfolio by exchange, the exchanged shares must be at least equal in value to the minimum investment for the Fund or portfolio in which the account is being opened.

  You should read the prospectus for the Fund or portfolio into which you are exchanging. Exchanges will be processed only when the shares being offered can legally be sold in your state. Exchanges may have tax consequences for you. Consult your tax adviser for further information.

  To elect the exchange privilege after you have opened a Fund account, or for further information about the exchange privilege, call 1-800-551-2145. The Company reserves the right to reject any exchange request. The Company may modify or terminate the exchange privilege, but will not materially modify or terminate it without giving shareholders 60 days' notice.

AUTOMATIC INVESTMENT PLAN

  One easy way to pursue your financial goals is to invest money regularly. The Company offers an Automatic Investment Plan - a convenient service that lets you transfer money from your bank account into your Fund account automatically on a regular basis. At your option, your bank account will be debited in a particular amount ($100 minimum) that you have specified, and Fund shares will automatically be purchased on the 15th day of each month or, if that day is not a Business Day, on the preceding Business Day. Your bank account must be maintained at a domestic financial institution that is an ACH member. You will be responsible for any loss or expense to the Funds if an ACH transfer is rejected. To select this option, or for more information, please call 1-800-551-2145.

  The Automatic Investment Plan is one means by which you may use "Dollar Cost Averaging" in making investments. Dollar Cost Averaging can be useful in investing in portfolios such as the Limited Maturity Bond Fund and Total Return Bond Fund whose price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help you to reduce your average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price which is lower than their purchase price.

SYSTEMATIC WITHDRAWALS

  The Company offers a convenient way of withdrawing money from your Fund account. You may request regular monthly, quarterly, semi-annual or annual withdrawals in any amount of $100 or more. The withdrawal will be made on the last Business Day of the period you select and distributed in cash or reinvested in shares of another Fund or portfolio offered by the Company. To elect this option, or for more information, please call 1-800-551-2145.

DIRECTED REINVESTMENTS

  Generally, dividends and capital gain distributions are automatically reinvested in shares of the Fund from which the dividends and distributions are paid. You may elect, however, to have your dividends and capital gain distributions automatically reinvested in shares of another Fund or portfolio offered by the Company. To elect this option, or for more information, please call 1-800-551-2145.


                          DIVIDENDS AND DISTRIBUTIONS

  Shareholders receive dividends and net capital gain distributions. Dividends for each Fund are derived from its net investment income and are declared daily and paid monthly. A

Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Capital gains distributions will be made at least annually.

  Shares in each Fund begin earning dividends on the day a purchase order is processed and continue earning dividends through and including the day before the shares are redeemed. If you purchased your Fund shares through a Bank, your dividends and distributions will be paid in cash and wired to your Bank. If you purchased your shares directly from the Company, your dividends and distributions will be automatically reinvested in additional shares of the Fund on which the dividend or distribution was declared unless you notify the Company in writing that you wish to receive dividends and/or distributions in cash. If you have elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, you will be deemed to have rescinded your election to receive dividends and/or distributions in cash and your dividends and distributions will be automatically reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend and/or distribution checks.


                                TAX INFORMATION

  As with any investment, you should consider the tax implications of an investment in the Funds. The following briefly summarizes some of the important federal income tax considerations generally affecting the Funds and their shareholders under current law. You should consult your tax adviser with specific reference to your own tax situation, including the applicability of any
state and local taxes.   You will be advised at least annually regarding the
federal tax treatment of dividends and distributions paid to you.

FEDERAL

  Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund qualifies, it generally will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are or are treated as a return of capital), regardless of whether the distributions are paid in cash or reinvested in additional shares.

  Distributions paid out of a Fund's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds the shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

  Dividends declared in December of any year payable to shareholders of record on a specified date in that month will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during the following January.

  You will generally recognize a taxable gain or loss upon a redemption or exchange of shares depending upon their tax basis and their price at the time of redemption or exchange.

  Shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships will generally be subject to different U.S. federal income tax treatment from that described above.


                           MANAGEMENT OF THE COMPANY

  The business of the Company is managed under the general supervision of the Company's Board of Directors. The Statement of Additional Information contains information about the Board of Directors.

  The Company has also employed a number of professionals to provide investment management and other important services to the Funds. Mercantile-Safe Deposit and Trust Company ("Mercantile") serves as the Funds' investment adviser and administrator and has its principal offices at Two Hopkins Plaza, Baltimore, Maryland 21201. BISYS Fund Services Limited Partnership, a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is the registered broker-dealer that sells the Funds' shares, and BISYS Fund Services Ohio, Inc., also a wholly-owned subsidiary of The BISYS Group, Inc. and located at the same address, provides fund accounting services to the Funds. The Funds also have a custodian, The Fifth Third Bank, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, and a transfer and dividend disbursing agent, State Street Bank and Trust Company, located at Two Heritage Drive, North Quincy, Massachusetts 02171.

INVESTMENT ADVISER

  Mercantile is the lead bank of Mercantile Bankshares Corporation, a multi-bank holding company organized in Maryland in 1969. Mercantile manages the investment portfolios of the Funds, including selecting portfolio investments and making purchase and sale orders. Mercantile and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Baltimore area since 1864. As of July 20, 1998, Mercantile had approximately $13 billion in assets under active management.

A Fund's portfolio manager is primarily responsible for the day-to-day management of a Fund's investments.

     . Mark G. McGlone, Vice President of Mercantile, has managed the Limited Maturity Bond Fund since June 1992. During the past seventeen years, Mr. McGlone has managed institutional fixed income portfolios at Mercantile, including pension plans, endowment funds and self-insurance funds.

     . Kevin J. Dachille, Senior Vice President of Mercantile, has managed the Total Return Bond Fund since its commencement of operations. During the past nineteen years, Mr. Dachille has managed institutional fixed income portfolios at Mercantile, including pension plans, endowment funds and self-insurance funds.

ADMINISTRATOR

  Mercantile also serves as the Funds' administrator and generally assists in all aspects of their operation and administration, including maintaining the Funds' offices, coordinating the preparation of reports to shareholders, preparing filings with state securities commissions, coordinating federal and state tax returns, and performing other administrative functions.

EXPENSES

  The Funds incur certain expenses in order to support the services described above, as well as other matters essential to the operation of the Funds. Expenses are paid out of a Fund's assets and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.

  In its capacity as investment adviser, Mercantile is entitled to advisory fees from the Funds that are calculated daily and paid monthly at the following annual rates: with respect to the Prime Money Market Fund and Government Money Market Fund: .25% of the first $1 billion of each Fund's average daily net assets plus .20% of each Fund's average daily net assets in excess of $1 billion; and with respect to the Limited Maturity Bond Fund and Total Return Bond Fund: .35% of the first $1 billion of each Fund's average daily net assets plus .20% of each Funds' average daily net assets in excess of $1 billion.

  For the fiscal year ended May 31, 1998, Mercantile received advisory fees, after fee waivers, at the effective annual rates of .24% of the average daily net assets of the Prime Money Market Fund, .23% of the average daily net assets of the Government Money Market Funds, and .15% of the average daily net assets of the Limited Maturity Bond Fund. For the period March 1, 1998 (commencement of operations) through May 31, 1998, Mercantile received advisory fees, after fee waivers, at the effective annual rate of .20% of the average daily net assets of the Total Return Bond Fund.

  In its capacity as administrator, Mercantile is also entitled to an administration fee, computed daily and paid monthly, at the annual rate of .125% of the average daily net assets of each Fund.

  The Funds also bear other operating expenses in connection with their operations, which are described in more detail in the Statement of Additional Information.

FEE WAIVERS

  Expenses can be reduced by voluntary fee waivers and expense reimbursements by Mercantile and the Funds' other service providers. The amount of the fee waivers may be changed at any time at the sole discretion of Mercantile with respect to advisory and administration fees, and by the Funds' other service providers, with respect to all other fees. As to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year-end. Such waivers and reimbursements would increase the return to investors when made but would decrease the return if a Fund were required to reimburse a service provider.


            OTHER INFORMATION CONCERNING THE COMPANY AND ITS SHARES

  The Company was incorporated in Maryland on March 7, 1989 and is a mutual fund of the type known as an "open-end management investment company." The Company's charter authorizes the Board of Directors to issue up to 10,000,000,000 full and fractional shares of capital stock ($.001 par value per share) and to classify or reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Board of Directors has authorized the issuance of one class of shares in each Fund. The Board of Directors has also authorized the issuance of additional classes of shares representing interests in other investment portfolios of the Company. For information regarding these other portfolios, call 1-800-551-2145.

  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shares of all portfolios of the Company vote together and not by portfolio or class, unless otherwise required by law or permitted by the Board of Directors. The Company does not currently intend to hold annual shareholder meetings unless it is required to do so by the Investment Company Act or other applicable law.


                             PERFORMANCE REPORTING

  Performance information provides you with a method of measuring and monitoring your investments. This section will help you to understand the various terms that are commonly used to describe a Fund's performance. You may see references to these terms in newsletters, advertisements and shareholder communications. These publications may also include comparisons of a Fund's performance to the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services.

          . Aggregate total return for the Limited Maturity Bond Fund and Total Return Bond Fund reflects the total percentage change in the value of an investment in a particular Fund over a specified measuring period.

          . Average annual total return for the Limited Maturity Bond Fund and Total Return Bond Fund represents the average annual percentage change in the value of an investment in a particular Fund over a specified measuring period. It is calculated by taking the aggregate total return for the measuring period and determining what constant annual return would have produced the same aggregate return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.

               Both methods of calculating total return assume that during the period you have reinvested Fund dividends and distributions in additional Fund shares.

          . Yield shows the rate of income a Fund earns on its investments as a percentage of its share price. The 7-day yield for the Prime Money Market Fund and Government Money Market Fund is an annualized figure - the amount you would earn if you stayed in a particular Fund for a year and the Fund continued to earn the same net investment income throughout that year. To calculate 7-day yield, net investment income per share over a 7-day period (which period will be identified in the quotation) is multiplied by 52 weeks, then divided by net asset value to get a percentage, which is the 7-day yield. The yield for the Limited Maturity Bond Fund and Total Return Bond Fund is calculated by dividing a particular Fund's net investment income for a 30-day period by the product of the average daily number of shares entitled to receive dividends and the Fund's net asset value per share at the end of the 30-day period. The result is then annualized. This represents the amount you would earn if you remained invested in a particular Fund for a year and the Fund continued to have the same yield for the year. Yield does not include changes in net asset value.

          . Effective Yield for the Prime Money Market Fund and Government Money Market Fund is calculated similarly to yield but, the income earned by an investment in a particular Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  Any fees charged by a Bank directly to your account in connection with an investment in a Fund will not be included in the Fund's calculations of yield and/or total return.

  Performance quotations of a Fund represent its past performance, and you should not consider them representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time.


                                 MISCELLANEOUS

  As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of a particular Fund, with respect to the approval of the Fund's investment advisory agreement or a change in the Fund's investment objective (if fundamental) or a fundamental investment policy, means the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of such

Fund or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.

  The Company or your Bank will send you a statement of your account quarterly and a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information will be mailed to you by January 31 of each year and filed with the Internal Revenue Service. At least twice a year, you will receive financial statements in the form of Annual and Semi-Annual Reports of the Funds.

If you have any questions concerning the Company or any of the Funds, please call 1-800-551-2145.

  YEAR 2000 RISKS. Like other investment companies, financial and business organizations and individuals around the world, the Company could be adversely affected if the computer systems used by Mercantile and the Company's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Mercantile is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurance that comparable steps are being taken by the Company's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company as a result of the Year 2000 Problem.

                                 ____________________

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE FUNDS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY, THE FUNDS OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

SERVICE PROVIDERS:

Management and support services are provided to M.S.D. & T. Funds, Inc. by several organizations. A complete discussion of service providers and their respective fees is provided in this Prospectus.

INVESTMENT ADVISER AND
ADMINISTRATOR:

MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY
Baltimore, Maryland

CUSTODIAN:

The Fifth Third Bank
Cincinnati, Ohio

TRANSFER AGENT:

State Street Bank and Trust Company
Boston, Massachusetts

DISTRIBUTOR:

BISYS Fund Services Limited Partnership
Columbus, Ohio

In considering an investment in the Funds, please read this Prospectus carefully.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO GUARANTEE THAT THE PRIME MONEY MARKET FUND AND GOVERNMENT MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                            M.S.D. & T. FUNDS, INC.

                         TAX-EXEMPT MONEY MARKET FUND
                         MARYLAND TAX-EXEMPT BOND FUND
                       INTERMEDIATE TAX-EXEMPT BOND FUND
                         NATIONAL TAX-EXEMPT BOND FUND

                             CROSS REFERENCE SHEET
                             ---------------------

                             Pursuant to Rule 495
                       under the Securities Act of 1933

FORM N-1A ITEM NUMBER                        LOCATION
---------------------                        --------

Part A                                       Prospectus Caption
------                                       ------------------

1.    Cover Page..........................   Cover Page

2.    Synopsis............................   Expense Summary

3.    Condensed Financial Information.....   Financial Highlights; Performance
                                             Reporting

4.    General Description of Registrant...   Cover Page; Investment
                                             Objectives, Policies and Risks;
                                             Fundamental Limitations; Other
                                             Information Concerning the Company
                                             and Its Shares; Miscellaneous

5.    Management of the Fund..............   Management of the Company;
                                             Investing in the Funds;Shareholder
                                             Services

5A.   Management's Discussion of Fund.....
      Performance.........................   Not Applicable

6.    Capital Stock and                      Investing in the Funds; Dividends
      Other Securities....................   and Distributions; Tax Information;
                                             Other Information Concerning the
      ....................................   Company and Its Shares;Shareholder
                                             Services; Miscellaneous

7.    Purchase of Securities Being Offered   Investing in the Funds

8.    Redemption or Repurchase............   Investing in the Funds

9.    Pending Legal Proceedings...........   Not Applicable

                            M.S.D. & T. FUNDS, INC.



                         .TAX-EXEMPT MONEY MARKET FUND

                        .MARYLAND TAX-EXEMPT BOND FUND

                      .INTERMEDIATE TAX-EXEMPT BOND FUND

                        .NATIONAL TAX-EXEMPT BOND FUND



                                  PROSPECTUS



                              September __, 1998

                               TABLE OF CONTENTS
                               -----------------

                                                                           PAGE
                                                                           ----
EXPENSE SUMMARY...........................................................    3

FINANCIAL HIGHLIGHTS......................................................    5

INVESTMENT OBJECTIVES, POLICIES AND RISKS.................................    9

FUNDAMENTAL LIMITATIONS...................................................   21

INVESTING IN THE FUNDS....................................................   22

SHAREHOLDER SERVICES......................................................   29

DIVIDENDS AND DISTRIBUTIONS...............................................   30

TAX INFORMATION...........................................................   31

MANAGEMENT OF THE COMPANY.................................................   33

OTHER INFORMATION CONCERNING THE COMPANY AND ITS SHARES...................   35

PERFORMANCE REPORTING.....................................................   35

MISCELLANEOUS.............................................................   37

--------------------------------------------------------------------------------
                             IF YOU HAVE QUESTIONS

    For current yield, purchase and redemption information, call 1-800-551-2145.
--------------------------------------------------------------------------------

                            M.S.D. & T. FUNDS, INC.

                                  PROSPECTUS
                                    FOR THE

                         TAX-EXEMPT MONEY MARKET FUND
                         MARYLAND TAX-EXEMPT BOND FUND
                       INTERMEDIATE TAX-EXEMPT BOND FUND
                         NATIONAL TAX-EXEMPT BOND FUND


                              SEPTEMBER ___, 1998

----------------------------------------------------------------------------------------------------------------------
    M.S.D. & T. FUND                           GOAL                                 FOR INVESTORS WHO WANT
    ----------------                           ----                                 ----------------------
----------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT                High current income free of federal income       A way to earn tax-free money market
MONEY MARKET              tax, with liquidity and stability of principal   returns.
                          through investments in short-term municipal
                          obligations.

MARYLAND TAX-             High tax-free income through investments         Current income from an investment that
EXEMPT BOND               primarily in Maryland municipal obligations.     is both free from federal and Maryland
                                                                           state and local income taxes.

INTERMEDIATE              High current income free of federal income tax   Current income from an investment that
TAX-EXEMPT                and relative protection of capital through       is free from federal income tax and
BOND                      investments primarily in short-term and          less principal volatility than normally
                          medium-term municipal obligations.               associated with a long-term fund.

NATIONAL TAX-             High current income free of federal income tax   Current income and relative protection
EXEMPT BOND               and relative protection of capital through       of capital from an investment that is
                          investments primarily in medium-term and         free from federal income tax.
                          long-term municipal obligations.
-------------------------------------------------------------------------------------------------------------------


SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. WHILE THE TAX-EXEMPT MONEY MARKET FUND WILL ATTEMPT TO MAINTAIN ITS NET ASSET VALUE AT $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS. IN ADDITION, THE DIVIDENDS PAID BY THE FUNDS WILL GO UP AND DOWN. MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY SERVES AS

INVESTMENT ADVISER AND ADMINISTRATOR TO THE FUNDS, IS PAID FEES FOR ITS SERVICES, AND IS NOT AFFILIATED WITH BISYS FUND SERVICES LIMITED PARTNERSHIP, THE FUNDS' DISTRIBUTOR.

     This Prospectus relates to shares of the Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund (collectively the "Funds") of M.S.D. & T. Funds, Inc. (the
"Company"), a no-load, open-end management investment company.   This Prospectus
describes concisely the information about the Funds that you should know before investing. Please read and keep it for future reference. More information about the Funds is contained in the Statement of Additional Information dated September ___, 1998 that has been filed with the Securities and Exchange Commission ("SEC"). The Statement of Additional Information, which can be obtained free of charge upon request by writing to the Company at Two Hopkins Plaza, Baltimore, Maryland 21201 or by calling 1-800-551-2145, is incorporated by reference into (considered a part of) this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                EXPENSE SUMMARY

     Expenses are one of several factors to consider when investing in a Fund. Annual Fund Operating Expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting, custody and other services.

     Below is information regarding the operating expenses for the Funds. Examples based on this information are also provided.

                                                                           MARYLAND        INTERMEDIATE        NATIONAL
                                                        TAX-EXEMPT        TAX-EXEMPT        TAX-EXEMPT        TAX-EXEMPT
                                                       MONEY MARKET          BOND              BOND              BOND
                                                           FUND              FUND              FUND              FUND
                                                           ----              ----              ----              ----
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Management Fees (after fee
  waivers)(1).....................................         .220%             .100%             .220%             .220%
Other Expenses (after fee waivers)
  (includes administration, custody
  and transfer agency, and
  miscellaneous other charges)(1).................         .155%             .350%             .230%             .230%
Total Fund Operating Expenses                              ----              ----              ----              ----
  (after fee waivers)(1)..........................         .375%             .450%             .450%             .450%
                                                           ====              ====              ====              ====


____________________

(1) This expense information is provided to help you understand the various costs and expenses that you would bear indirectly as a shareholder of one of the Funds. The expense information is based on the expenses incurred by the Funds during the fiscal year or period ended May 31, 1998, as restated to reflect the expenses which the Funds expect to incur during the current fiscal year. Without fee waivers by the investment adviser and administrator, Management Fees, Other Expenses and Total Fund Operating Expenses, stated as a percentage of average daily net assets, would be .25%, .25% and .50%, respectively, for the Tax-Exempt Money Market Fund; 50%, .53% and 1.03%, respectively, for the Maryland Tax-Exempt Bond Fund; .50%, .35% and .85%, respectively, for the Intermediate Tax-Exempt Bond Fund; and .50%, .33% and .83%, respectively, for the National Tax-Exempt Bond Fund.

     The investment adviser and administrator are under no obligation to waive fees or reimburse expenses, but have informed the Company that they expect to waive fees and/or reimburse expenses during the current fiscal year as necessary to maintain the Funds' total operating expenses at the levels set forth in the above table. You should note that any fees that are charged by the investment adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to, and are not reflected in, the fees and expenses described above.

     For more complete descriptions of the Funds' operating expenses, see "Management of the Company" in this Prospectus.

EXAMPLE:

Assume a Fund's annual return is 5% and its expenses are the same as those stated above. For every $1,000 you invest, here's how much you would pay in total expenses if you closed your account after the number of years indicated:

                                                             1 Year     3 Years    5 Years    10 Years
                                                             ------     -------    -------    --------
Tax-Exempt Money Market Fund..............................   $  4       $ 12       $ 21        $ 48
Maryland Tax-Exempt Bond Fund.............................   $  5       $ 14       $ 25        $ 57
Intermediate Tax-Exempt Bond Fund.........................   $  5       $ 14       $ 25        $ 57
National Tax-Exempt Bond Fund.............................   $  5       $ 14       $ 25        $ 57

THE EXAMPLES SHOWN ABOVE SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE INVESTMENT RETURNS OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURNS AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

     The following Financial Highlights, which have been derived from the Funds' financial statements, have been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants, whose unqualified report on the financial statements containing such information for the five years in the period ended May 31, 1998 is incorporated by reference into the Statement of Additional Information. The Financial Highlights should be read along with the financial statements and related notes, which are also incorporated by reference into the Statement of Additional Information. Further information about the performance of the Funds is available in the Company's Annual Report to Shareholders for the fiscal year ended May 31, 1998. For a free copy of the Statement of Additional Information or the Annual Report to Shareholders, contact the Company at the address or telephone number on the first page of this Prospectus.

                         TAX-EXEMPT MONEY MARKET FUND

     Financial Highlights for a share of the Tax-Exempt Money Market Fund outstanding throughout each of the periods indicated:

                                    YEAR       Year       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR    7/21/89/1/
                                   ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED          TO
                                 5/31/98    5/31/97    5/31/96    5/31/95    5/31/94    5/31/93    5/31/92    5/31/91     5/31/90
                                --------   --------   --------   --------   --------   --------   --------   --------   ---------
Net Asset Value, Beginning of
  Period......................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
Income From Investment
 Operations:                      0.0318     0.0304     0.0321     0.0303     0.0202     0.0217     0.0346     0.0494     0.0483
  Net Investment Income.......
  Net Realized Gain on
    Investments...............        --         --         --         --     0.0004         --         --         --         --
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
    Total From Investment
      Operations..............    0.0318     0.0304     0.0321     0.0303     0.0206     0.0217     0.0346     0.0494     0.0483
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
Less Distributions to
 Shareholders from:              (0.0318)   (0.0304)   (0.0321)   (0.0303)   (0.0202)   (0.0217)   (0.0346)   (0.0494)   (0.0483)
    Net Investment Income.....
    Net Capital Gains.........        --         --         --         --    (0.0004)        --         --         --         --
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
    Total Distributions.......   (0.0318)   (0.0304)   (0.0321)   (0.0303)   (0.0206)   (0.0217)   (0.0346)   (0.0494)   (0.0483)
                                           --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value, End of Period  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                ========   ========   ========   ========   ========   ========   ========   ========   ========
Total Return..................      3.22%      3.09%      3.26%      3.08%      2.08%      2.19%      3.51%      5.05%      5.74%/2/

Ratios/Supplemental Data
  Net Assets, End of Period
  (000).......................  $ 89,965   $ 79,492   $ 50,137   $ 69,100   $ 82,222   $ 81,838   $ 76,687   $ 67,328   $ 65,101
  Ratio of Expenses to
   Average Net Assets               0.43%      0.43%      0.43%      0.43%      0.38%      0.37%      0.38%      0.38%      0.38%/2/

      After Expense Waiver....
      Before Expense Waiver...      0.50%      0.53%      0.51%      0.52%      0.50%      0.44%      0.46%      0.47%      0.48%/2/

  Ratio of Net Investment
   Income to Average Net
   Assets.....................      3.17%      3.05%      3.22%      3.01%      2.02%      2.16%      3.42%      4.91%      5.58%/2/

_________________________________________

     1  Commencement of operations.
     2  Annualized.

                         MARYLAND TAX-EXEMPT BOND FUND

     Financial Highlights for a share of the Maryland Tax-Exempt Bond Fund outstanding throughout each of the periods indicated:

                                                      Year       Year       Year       Year       Year   6/2/92/1/
                                                     Ended      Ended      Ended      Ended      Ended      to
                                                   5/31/98    5/31/97    5/31/96    5/31/95    5/31/94    5/31/93
                                                  --------   --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period...........   $  10.38   $  10.20   $  10.40   $  10.25   $  10.55   $  10.00
                                                  --------   --------   --------   --------   --------   --------

Income From Investment Operations:
  Net Investment Income........................       0.48       0.50       0.49       0.49       0.50       0.48

  Net Realized and Unrealized

    Gain (Loss) on Investments.................       0.44       0.18      (0.20)      0.15      (0.28)      0.55
                                                  --------   --------   --------   --------   --------   --------

    Total From Investment

      Operations...............................       0.92       0.68       0.29       0.64       0.22       1.03
                                                  --------   --------   --------   --------   --------   --------

Less Distributions to Shareholders from:
     Net Investment Income.....................      (0.48)     (0.50)     (0.49)     (0.49)     (0.50)     (0.48)

     Net Capital Gains.........................         --         --         --         --      (0.02)        --
                                                  --------   --------   --------   --------   --------   --------

    Total Distributions........................      (0.48)     (0.50)     (0.49)     (0.49)     (0.52)     (0.48)
                                                  --------   --------   --------   --------   --------   --------

Net Asset Value, End of Period.................   $  10.82   $  10.38   $  10.20   $  10.40   $  10.25   $  10.55
                                                  ========   ========   ========   ========   ========   ========

Total Return...................................       9.03%      6.80%      2.84%      6.48%      1.99%     10.59%/2/

Ratios/Supplemental Data
  Net Assets, End of Period
    (000)......................................   $ 14,980   $  8,298   $ 10,186   $ 12,360   $ 20,008   $ 15,707

  Ratio of Expenses to Average
    Net Assets
     After Expense Waiver......................       0.49%      0.55%      0.62%      0.62%      0.55%      0.55%/2/
     Before Expense Waiver.....................       1.03%      1.13%      1.04%      0.97%      0.86%      0.94%/2/

  Ratio of Net Investment Income
    to Average Net Assets......................       4.49%      4.84%      4.74%      4.83%      4.66%      4.78%/2/

Portfolio turnover rate........................      55.95%     28.11%     20.58%     36.80%     33.89%     17.59%

_________________________________

1    Commencement of operations.
2    Annualized.

                       INTERMEDIATE TAX-EXEMPT BOND FUND
                       AND NATIONAL TAX-EXEMPT BOND FUND

     Financial Highlights for a share of the Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund outstanding throughout the period indicated:

                                                                      Intermediate              National
                                                                      Tax-Exempt               Tax-Exempt
                                                                      Bond Fund                Bond Fund
                                                                      ---------                ---------

                                                                      March 1, 1998/1/       March 1, 1998/1/
                                                                            to                     to
                                                                       May 31, 1998            May 31, 1998
                                                                       ------------            ------------
Net Asset Value, Beginning of Period..............................      $10.00                  $10.00
                                                                        ------                  ------
Income From Investment Operations:
  Net Investment Income...........................................        0.10                    0.11

  Net Realized and Unrealized
    Gain (Loss) on Investments....................................        0.01                    0.05
                                                                        ------                  ------
    Total From Investment
     Operations...................................................        0.11                    0.16
                                                                        ------                  ------
Less Distributions to Shareholders from:
  Net Investment Income...........................................       (0.10)                  (0.11)
  Net Capital Gains...............................................          --                      --
                                                                        ------                  ------
  Total Distributions.............................................       (0.10)                  (0.11)
                                                                        ------                  ------
Net Asset Value, End of Period....................................      $10.01                  $10.05
                                                                        ======                  ======
Total Return......................................................        1.07%                   1.64%

Ratios/Supplement Data
  Net Assets, End of Period
   (000)..........................................................     $93,992                $178,116
  Ratio of Expenses to Average Net Assets

   After Expense Reimbursement and Waiver.........................        0.45%/2/                0.45%/2/
   Before Expense Reimbursement and Waiver........................        0.88%/2/                0.86%/2/
  Ratio of Net Investment Income
   to Average Net Assets..........................................        3.84%/2/                4.49%/2/

Portfolio turnover rate...........................................       10.13%                   7.37%

______________________________________

1    Commencement of operations.
2    Annualized.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS

     The Funds' investment adviser (the "Adviser") uses a range of different investments and investment techniques in seeking to achieve a Fund's investment objective. All Funds do not use all of the investments and investment techniques described below, which involve various risks, and which are also described in the following sections. You should consider which Funds best meet your investment goals. The Adviser will use its best efforts to achieve a Fund's investment objective, although its achievement cannot be assured. An investor should not consider an investment in any Fund to be a complete investment program.

TAX-EXEMPT MONEY MARKET FUND

     The investment objective of the Tax-Exempt Money Market Fund is to seek as high a level of current income exempt from federal income tax as is consistent with liquidity and stability of principal by investing substantially all of its assets in a diversified portfolio of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities ("municipal obligations") the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular federal income tax. The Fund seeks to achieve its investment objective by investing primarily in:

     . municipal notes, including variable rate demand notes, rated at the time of purchase within the highest rating category assigned by one or more unaffiliated nationally recognized statistical rating organizations (each a "Rating Agency");

     . tax-exempt commercial paper rated at the time of purchase within the highest rating category assigned by one or more Rating Agencies;

     . municipal bonds rated at the time of purchase within one of the two highest rating categories assigned by one or more Rating Agencies; and

     . unrated municipal notes, tax-exempt commercial paper, municipal bonds and other instruments that are of comparable quality as determined by the Adviser pursuant to guidelines approved by the Company's Board of Directors.

     As a matter of fundamental policy, during normal market conditions at least 80% of the Tax-Exempt Money Market Fund's total assets will be invested in municipal obligations the interest on which is exempt from regular federal income tax and is not treated as a specific tax preference item under the federal alternative minimum tax for either individuals or corporations. Up to 20% of the Fund's total assets may be invested in private activity bonds that are subject to the federal alternative minimum tax or taxable money market instruments, although the Fund does not intend to invest in such instruments on a regular basis. The Fund may hold uninvested cash reserves during temporary defensive periods or if, in the opinion of the Adviser, suitable municipal obligations are not available.

MARYLAND TAX-EXEMPT BOND FUND

     The investment objective of the Maryland Tax-Exempt Bond Fund is to seek a high level of interest income that is exempt from federal and Maryland state and local income taxes. The Fund invests substantially all of its assets in tax-exempt debt obligations issued by the State of Maryland and other states, territories and possessions of the United States, the District of Columbia and their respective political subdivisions, agencies, instrumentalities and authorities ("municipal obligations"), that are rated at the time of purchase within one of the four highest rating categories assigned by a Rating Agency. The Fund may also acquire short-term municipal obligations such as tax-exempt commercial paper, municipal notes, and variable rate demand obligations that are rated at the time of purchase within the two highest rating categories assigned by a Rating Agency. Obligations purchased by the Fund that have not been assigned a rating will be determined by the Adviser to be of comparable quality. Debt obligations (including municipal obligations) rated in the lowest of the top four rating categories assigned by a Rating Agency are considered to have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. If a security held by the Fund is downgraded below the minimum permitted rating, the Adviser will reassess the creditworthiness of the security and consider such an event in determining whether the Fund should continue to hold that security.

     Except during periods of unusual market conditions or during temporary defensive periods, at least 80% of the Fund's net assets will be invested in securities the interest on which is exempt from federal income tax. In addition, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of the Fund's total assets will be invested in securities issued by the State of Maryland and its municipalities, counties and other taxing districts, as well as in other securities exempt from Maryland state and local taxes.

     The Fund may from time to time invest a portion of its assets on a temporary basis (for example, when appropriate municipal obligations are unavailable) or for temporary defensive purposes during periods of unusual market conditions in short-term taxable money market instruments, securities issued by other investment companies which invest in taxable or tax-exempt money market instruments, U.S. Government obligations, and other securities as described below under "Other Investment Policies." Investments by the Fund in any such taxable instruments will not exceed 20% of the net assets of the Fund, except when made for temporary defensive purposes during periods of unusual market conditions, when up to 100% of the Fund's assets may be invested in such instruments. The Fund may also hold uninvested cash reserves pending investment, to meet anticipated redemption requests, or during temporary defensive periods. There is no percentage limitation on the amount of assets which may be held uninvested by the Fund.

     Although the Fund has the flexibility to invest in municipal obligations with short, medium or long maturities, the Adviser expects that under normal conditions the Fund will invest primarily in obligations with medium and long maturities.

INTERMEDIATE TAX-EXEMPT BOND FUND

     The investment objective of the Intermediate Tax-Exempt Bond Fund is to seek as high a level of interest income that is exempt from regular federal tax as is consistent with relative protection of capital. The Fund invests substantially all of its assets in tax-exempt debt obligations issued by states, territories and possessions of the United States, the District of Columbia and their respective political subdivisions, agencies, instrumentalities and authorities ("municipal obligations"), that are rated at the time of purchase within one of the four highest rating categories assigned by a Rating Agency. The Fund may also acquire short-term municipal obligations such as tax-exempt commercial paper, municipal notes, and variable rate demand obligations that are rated at the time of purchase within the two highest rating categories assigned by a Rating Agency. Obligations purchased by the Fund that have not been assigned a rating will be determined by the Adviser to be of comparable quality. See "Maryland Tax-Exempt Bond Fund" above for a discussion of certain risks in investing in debt obligations (including municipal obligations) rated in the lowest of the four highest rating categories assigned by a Rating Agency. If a security held by the Fund is downgraded below the minimum permitted rating, the Adviser will reassess the creditworthiness of the security and will consider such an event in determining whether the Fund should continue to hold that security.

     As a matter of fundamental policy, except during periods of unusual market conditions or during temporary defensive periods, at least 80% of the Fund's net assets will be invested in securities the interest on which is exempt from regular federal income tax.

     The Fund may from time to time invest a portion of its assets on a temporary basis (for example, when appropriate municipal obligations are unavailable) or for temporary defensive purposes during periods of unusual market conditions in short-term taxable money market instruments, securities issued by other investment companies which invest in taxable or tax-exempt money market instruments, U.S. Government obligations, and other securities as described below under "Other Investment Policies." Investments by the Fund in any such taxable instruments will not exceed 20% of the net assets of the Fund, except when made for temporary defensive purposes during periods of unusual market conditions, when up to 100% of the Fund's assets may be invested in such instruments. The Fund may also hold uninvested cash reserves pending investment, to meet anticipated redemption requests, or during temporary defensive periods. There is no percentage limitation on the amount of assets which may be held uninvested by the Fund.

     Although the Fund has the flexibility to invest in municipal obligations with short, medium or long maturities, the Adviser expects that under normal market and economic conditions the Fund will invest primarily in obligations with medium and long maturities.

NATIONAL TAX-EXEMPT BOND FUND

  The investment objective of the National Tax-Exempt Bond Fund is to seek as high a level of interest income that is exempt from regular federal income tax as is consistent with relative protection of capital. The Fund invests substantially all of its assets in tax-exempt debt obligations issued by states, territories and possessions of the United States, the District of

Columbia and their respective political subdivisions, agencies, instrumentalities and authorities ("municipal obligations"), that are rated at the time of purchase within one of the four highest rating categories assigned by a Rating Agency. The Fund may also acquire short-term municipal obligations such as tax-exempt commercial paper, municipal notes, and variable rate demand obligations that are rated at the time of purchase within the two highest rating categories assigned by a Rating Agency. Obligations purchased by the Fund that have not been assigned a rating will be determined by the Adviser to be of comparable quality. See "Maryland Tax-Exempt Bond Fund" above for a discussion of certain risks in investing in debt obligations (including municipal obligations) rated in the lowest of the four highest rating categories assigned by a Rating Agency. If a security held by the Fund is downgraded below the minimum permitted rating, the Adviser will reassess the creditworthiness of the security and will consider such an event in determining whether the Fund should continue to hold that security.

     As a matter of fundamental policy, except during periods of unusual market conditions or during temporary defensive periods, at least 80% of the Fund's net assets will be invested in securities the interest on which is exempt from regular federal income tax.

     The Fund may from time to time invest a portion of its assets on a temporary basis (for example, when appropriate municipal obligations are unavailable) or for temporary defensive purposes during periods of unusual market conditions in short-term taxable money market instruments, securities issued by other investment companies which invest in taxable or tax-exempt money market instruments, U.S. Government obligations, and other securities as described below under "Other Investment Policies." Investments by the Fund in any such taxable instruments will not exceed 20% of the net assets of the Fund, except when made for temporary defensive purposes during periods of unusual market conditions, when up to 100% of the Fund's assets may be invested in such instruments. The Fund may also hold uninvested cash reserves pending investment, to meet anticipated redemption requests, or during temporary defensive periods. There is no percentage limitation on the amount of assets which may be held uninvested by the Fund.

     Although the Fund has the flexibility to invest in municipal obligations with short, medium or long maturities, the Adviser expects that under normal market and economic conditions the Fund will invest primarily in obligations with short and medium maturities.

RISK FACTORS

     . Market and Interest Rate Risk. Generally, the market value of fixed income securities (including municipal obligations) in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates the market value will tend to decrease. You should also recognize that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Each Fund except the Tax-Exempt Money Market Fund may purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

     . Risks Associated with Derivative Instruments. Each Fund except the Tax-Exempt Money Market Fund may purchase certain "derivative" instruments as described below under various headings. Derivative instruments are instruments that derive value from the performance of underlying assets, interest rates or indices, and include, but are not limited to participation certificates, custodial receipts, futures contracts, options and structured debt obligations (including various floating rate instruments).

     Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or interest rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

     The Adviser will evaluate the risks presented by the derivative instruments purchased by a Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that the Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that a Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative instruments.

     . Risks Associated with Investments in Maryland Municipal Obligations. The Maryland Tax-Exempt Bond Fund's concentration in securities issued primarily by the State of Maryland and its political subdivisions, agencies and instrumentalities involves greater risks than a fund more broadly invested in securities issued by many different states and municipalities.

     Some of the significant financial considerations relating to the investments of the Maryland Tax-Exempt Bond Fund are summarized below. This information is derived principally from the Official Statement with respect to State of Maryland General Obligation Bonds dated July 8, 1998 and does not purport to be a complete description.

  The State's total expenditures for the fiscal year ending June 30, 1995, June 30, 1996 and June 30, 1997 were $13.528 billion, $14.169 billion and $14.787 billion, respectively. As of July 8, 1998, its was estimated that total expenditures for fiscal year 1998 would be $15.851 billion. The State's General Fund had unreserved surpluses on a budgetary basis of $13.1 million, $207.2 million and $317.2 million (estimated) in fiscal years 1996, 1997 and 1998, respectively.

  When the 1998 Budget was enacted, it was estimated that the General Fund surplus on a budgetary basis at June 30, 1998 would be approximately $27.9 million. As of July 8, 1998, it was estimated to be $317.2 million.

  In April 1997, the General Assembly approved the $15,438 billion 1998 fiscal year Budget. The Budget included $3.1 billion in aid to local governments (reflecting a $206 million increase in funding over fiscal year 1997), and a $0.3 million in General Fund deficiency appropriations for fiscal year 1997.
The Budget incorporates the first one-half year of a five-year phase-in of a 10% reduction in personal income taxes estimated to result in a reduction of revenues of $38.5 million in fiscal year 1998 (and estimated to reduce revenues by $450 million when fully phased in). In addition, legislation enacted by the 1997 General Assembly provided for a phased reduction in the sales and use tax on certain categories of manufacturing equipment. This legislation, scheduled to take effect in fiscal year 1999, is expected to reduce revenues by $38.6 million when fully implemented in fiscal year 2001. Upon enactment of the 1998 Budget, it was estimated that the General Fund surplus on a budgetary basis at June 30, 1998, would be approximately $27.9 million; as of July 8, 1998 it is estimated to be $317.2 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund is estimated to be $617.16 million at June 30, 1998.

  In April 1998, the General Assembly approved the $16.613 billion 1999 fiscal year Budget. The Budget includes $3.3 billion in aid to local governments and retirement contributions on their behalf (reflecting a $169.1 million increase over fiscal year 1998), and $75.5 million in General Fund deficiency appropriations for fiscal year 1998, which includes a $25 million appropriation for computer modifications to address the "year 2000" problem. The Budget incorporates the first full year of the five-year phase-in for the 10% reduction in personal income taxes, which was accelerated by legislation enacted by the 1998 General Assembly. The phase-in is estimated to result in a reduction in revenues of approximately $300 million in fiscal year 1999. Legislation was also enacted making the State's existing earned income tax credit refundable, reducing revenues by an estimated $17.5 million in fiscal year 1999. The estimated reduction in fiscal 1999 revenues will be mitigated by a transfer of $185.2 million to the General Fund from the Revenue Stabilization Account of the State Reserve Fund. Based on the 1999 Budget, it is estimated that the General Fund surplus on a budgetary basis at June 30, 1999, will be approximately $14.5 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund is estimated to be $634.0 million at June 30, 1999 (after the $185.2 million transfer to the General Fund).

  The public indebtedness of Maryland and its instrumentalities is divided into three basic types. The State issues general obligation bonds, to the payment of which State ad valorem taxes are exclusively pledged, for capital improvements and for various State-sponsored projects. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation insurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. The lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

  While the factors mentioned above indicate that Maryland and its instrumentalities overall are in satisfactory economic health, there can, of course, be no assurance that this will continue or that particular Maryland municipal obligations may not be adversely affected by changes in state or local economic or political conditions.

  . Other Risk Considerations. Each Fund may invest in municipal obligations that are private activity bonds the interest on which is subject to the federal alternative minimum tax. Investments in such securities will be subject to a Fund's 20% limitation on taxable investments. Although no Fund presently intends to do so on a regular basis, each Fund may invest 25% or more of its total assets in industrial development bonds issued before August 7, 1986 that are not subject to the federal alternative minimum tax, and in municipal obligations the interest on which is paid solely from revenues of similar projects. When a Fund's assets are concentrated in obligations payable from revenues on similar projects or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) presented by such securities to a greater extent than it would be if its assets were not so concentrated. Furthermore, payment of municipal obligations held by a Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust may be delayed and the amount of the proceeds received may not be enough to pay the principal and accrued interest on the defaulted municipal obligations.

  While the other Funds are classified as "diversified," the Maryland Tax-Exempt Bond Fund is classified as a "non-diversified" portfolio. The investment return on a non-diversified portfolio is typically dependent upon the performance of a smaller number of securities than a diversified portfolio and the change in value of any one security may have a greater impact on the value of a non-diversified portfolio. A non-diversified portfolio may therefore be subject to greater fluctuations in net asset value. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective.

OTHER INVESTMENT POLICIES AND RELATED RISKS

  . Quality and Maturity Tax-Exempt Money Market Fund. All securities acquired by the Tax-Exempt Money Market Fund will be determined at the time of purchase by the Adviser, pursuant to guidelines approved by the Company's Board of Directors, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories assigned by at least two Rating Agencies (or one Rating Agency if the security is rated by only one Rating Agency), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Company's Board of Directors. See the Statement of Additional Information for a description of the Rating Agencies' various rating categories.

  The Fund is managed so that the average dollar-weighted maturity of all instruments held by it will not exceed 90 days. In no event will the Fund purchase securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments). Securities in which the Fund invests may not earn as high a level of income as longer-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

  . U.S. Government Obligations and Money Market Instruments. Each Fund may invest in securities issued or guaranteed by the U.S. Government, including but not limited to direct U.S. Treasury obligations, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the entity's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are backed solely by the issuer's credit. There is no assurance that the U.S. Government would provide support to a U.S. Government-sponsored entity were it not required to do so by law. Some of these instruments may be variable or floating rate instruments.

  Each Fund may from time to time invest in money market instruments, including bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued or supported by U.S. or foreign banks that have total assets of more than $1 billion at the time of purchase. Investments in the obligations of foreign banks and foreign branches of U.S. banks involve different risks than investments in the obligations of U.S. banks, including less stringent reserve requirements and different accounting, auditing and recordkeeping standards. A Fund will invest in the obligations of foreign banks or foreign branches of U.S. banks only when the Adviser determines that the investment presents minimal credit risks. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the particular Fund's total assets at the time of purchase. Taxable commercial paper purchased by the Funds will be rated at the time of purchase within the highest rating category assigned by a Rating Agency. Corporate bonds purchased by the Funds will be rated at the time of purchase within the highest rating category assigned by a Rating Agency. In addition, each Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality. Commercial paper may include variable and floating rate instruments.

  . Municipal Obligations. Each Fund will invest primarily in municipal obligations. The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer's full faith, credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other revenue source).
A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it draws on a reserve fund, the restoration of which is not a legal requirement. Private activity bonds (which are a type of obligation that, although exempt from regular federal income tax, may be subject to the federal alternative minimum tax) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

  Within the principal classifications described above there are a variety of categories, including certificates of participation and custodial receipts which may be purchased by the Funds. Certificates of participation represent undivided proportional interests in lease payments by a governmental or non-profit agency. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Certain lease obligations may include "non-appropriation" clauses, which provide that the entity has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Participation in such leases presents the risk that an entity will not appropriate funds for lease payments. For this and other reasons, certificates of participation are generally not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market. To the extent that these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities described below under "Managing Liquidity."

  Custodial receipts evidence the right to receive either specific future interest payments, principal payments or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" or "M-CATS", and "Municipal Zero-Coupon Receipts."

  Each Fund except the Tax-Exempt Money Market Fund may also make privately arranged loans to municipal borrowers. Generally such loans are unrated, in which case they will be determined by a Fund's Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund. Such loans may be secured or unsecured and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities.

  In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt and, accordingly, the purchase of such securities is based on the opinion of bond counsel or counsel to the issuers of such instruments. The Company and the Adviser rely on these opinions and do not intend to review the bases for them.

  Municipal obligations purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, municipal obligations may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal obligation held by a Fund could have an adverse effect on the Fund's portfolio and the value of its shares. As described above under "U.S. Government Obligations and Money Market Instruments", foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.

  . Variable and Floating Rate Instruments. Each Fund may purchase variable and floating rate instruments, including variable rate demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rates. Unless guaranteed by the U.S. Government or one of its agencies or instrumentalities, variable or floating rate instruments purchased by the Tax-Exempt Money Market Fund must permit the Fund to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days' notice. Because of the absence of a market in which to resell a variable or floating rate instrument, a Fund might have trouble selling an instrument should the issuer default or during periods when the Fund is not permitted by agreement to demand payment of the instrument, and for this and other reasons a loss could occur with respect to the instrument.

  . Repurchase Agreements and Reverse Repurchase Agreements. Each Fund except the Tax-Exempt Money Market Fund may buy portfolio securities subject to the seller's agreement to repurchase them at an agreed upon date and price. These transactions are known as repurchase agreements. Repurchase agreements involve the risk that the seller will fail to repurchase the securities as agreed. In that event, the Fund will bear the risk of possible loss due to adverse market action or delays in liquidating the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act.

  Each Fund may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to a financial institution and agrees to buy them back at an agreed upon date and price. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act.

  . When-Issued Purchases and Forward Commitments. Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date, permit the Fund to lock in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. The Fund will bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery takes place. When-issued and forward commitment transactions are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. Because a Fund is required to set aside cash or liquid securities to satisfy these purchase commitments, a Fund's liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its total assets. The Funds do not intend to engage in when-issued and forward commitment transactions for speculative purposes.

  . Stand-By Commitments. Each Fund may acquire stand-by commitments under which a dealer agrees to purchase certain municipal obligations at a Fund's option at a price equal to their amortized cost value plus interest. These commitments will be used only to assist in maintaining a Fund's liquidity and not for trading purposes.

  . Securities Lending. Each Fund except the Tax-Exempt Money Market Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income. Although securities loans will be fully collateralized, such loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. However, securities loans will be made only to parties the Adviser deems to be of good standing and will only be made if the Adviser believes the income to be earned from the loans justifies the risks.

  . Other Investment Companies. Each Fund may invest in securities issued by other investment companies which invest in eligible quality, short-term debt securities, whether taxable or tax-exempt, and which seek to maintain a $1.00 net asset value per share, i.e., "money market" funds. Such investments will be made by a Fund in connection with the management of its daily cash position and will be subject to the requirements of applicable securities laws. When a Fund invests in another investment company, it pays a pro rata portion of the advisory and other expenses of that company as one of its shareholders. These expenses are in addition to the Fund's own expenses.

  . Options.  The Intermediate Tax-Exempt Bond Fund and National Tax-Exempt
Bond Fund may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

  Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. Options may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation which performs the obligations of its members if they default.

  Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of either Fund.

  . Futures and Related Options. The Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund may invest to a limited extent in futures contracts and options on futures contracts in order to gain fuller exposure to movements of securities prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).

  Each of these Funds may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which that Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

  . Managing Liquidity. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons the Funds will not knowingly invest more than 15% (10% with respect to the Tax-Exempt Money Market Fund and Maryland Tax-Exempt Bond
Fund) of the value of their respective net assets in illiquid securities. Illiquid securities include repurchase agreements and time deposits that do not permit a Fund to terminate them after seven days' notice, restricted securities and other securities for which market quotations are not readily available. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser has determined pursuant to guidelines adopted by the Company's Board of Directors that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A) are not subject to this limitation. Investments in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.

  . Portfolio Turnover. A Fund may sell a portfolio security soon after it is purchased if the Adviser believes that a sale is consistent with the Fund's investment objective. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses, tax consequences (including the possible realization of additional taxable capital gains and income) and other transaction costs, which must be borne directly by the Fund involved and ultimately by its shareholders.


                            FUNDAMENTAL LIMITATIONS

  The investment objective of each of the Tax-Exempt Money Market Fund and Maryland Tax-Exempt Bond Fund discussed above is "fundamental," which means that it may not be changed for a Fund without the approval of a majority of that Fund's outstanding shares. The investment objective of each of the Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund discussed above may be changed by the Company's Board of Directors without shareholder approval, although shareholders will be given at least 30 days' written notice before such a change occurs. Unless otherwise noted, each Fund's investment policies discussed above may be changed by the Company's Board of Directors without shareholder approval. However, each Fund also has in place certain "fundamental" investment limitations that cannot be changed for a Fund without the approval of a majority of that Fund's outstanding shares. Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information.

     1. A Fund may not purchase securities (with certain exceptions, including U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 50% of the Maryland Tax-Exempt Bond Fund's total assets, and up to 25% of the total assets of each other Fund, can be invested without regard to this 5% limitation.

     2. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry, subject to certain exceptions.

     3. A Fund may not borrow money except for temporary purposes in amounts up to 10% of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Fund's total assets with respect to the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds, or whenever any borrowings are outstanding with respect to the Tax-Exempt Money Market Fund, the Fund will not make any further investments.

  As a matter of non-fundamental policy and in accordance with current regulations of the SEC, the Tax-Exempt Money Market Fund intends to subject its entire investment portfolio, other than U.S. Government securities, to the 5% limitation described in Fundamental Limitation No. 1 above. However, in accordance with such regulations, the Fund may invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days, provided the securities are rated at the time of purchase in the highest rating category assigned by one or more Rating Agencies or are determined by the Adviser to be of comparable quality. The Fund may not hold more than one such investment at any one time.

  If a percentage limitation set forth above is met at the time an investment is made, a subsequent change in that percentage resulting from a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.


                            INVESTING IN THE FUNDS

GETTING YOUR INVESTMENT STARTED

  Investing in the Funds is quick and convenient. Shares of the Funds may be purchased either through the account you maintain with certain financial institutions or directly through the Company. Fund shares are distributed by BISYS Fund Services Limited Partnership (called the "Distributor"). The Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

  Customers of Mercantile-Safe Deposit and Trust Company and its affiliated and correspondent banks and customers of affiliates of State Street Bank and Trust Company (referred to as the "Banks") may purchase Fund shares through their qualified accounts at such Banks and should contact the Banks directly for appropriate purchase instructions. Should you wish to establish an account directly through the Company, please refer to the purchase options described under "Opening and Adding to Your Fund Account."

  Payments for Fund shares must be in U.S. dollars and should be drawn on a U.S. bank. Please remember that the Company reserves the right to reject any purchase order, including purchase orders accompanied by foreign and third party checks.

HOW TO BUY FUND SHARES

  . Minimum Investments. Each Fund generally requires a $25,000 minimum initial investment. Subsequent investments must be a minimum of $100. The minimum investment requirements do not apply to purchases by Banks acting on behalf of their customers and the Banks do not impose a minimum initial or subsequent investment requirement for shares purchased on behalf of their customers. The Company reserves the right to waive these minimums in other instances.

  . Opening and Adding to Your Fund Account. Direct investments in the Funds may be made in a number of different ways, as shown in the following chart. Simply choose the method that is most convenient for you. Any questions you have may be answered by calling 1-800-551-2145. As described above under "Getting Your Investment Started," you may also purchase Fund shares through the Banks.

                            TO OPEN AN ACCOUNT                              To Add to an account
                            ------------------                              --------------------
BY MAIL                     .  Complete a New Account Application and       .  Make your check payable to the
                               mail it along with a check payable to the       particular Fund in which you are
                               particular Fund you want to invest in to:       investing and mail it to the address at
                                                                               left.
                               M.S.D. & T. Funds, Inc.
                               P.O. Box 8515                                .  Please include your account number on
                               Boston, MA  02266-8515                          your check.

                               To obtain a New Account
                               Application, call
                               1-800-551-2145
--------------------------------------------------------------------------------------------------------------------------
BY WIRE                     .  Before wiring funds, please call             .  Instruct your bank to wire Federal
                               1-800-551-2145 for complete wiring              funds to: State Street Bank and Trust
                               instructions.                                   Company, Boston, Massachusetts, Bank
                                                                               Routing No. 011-0000-28, M.S.D. & T.
                            .  Promptly complete a New Account                 Deposit A/C No. 99046435.
                               Application and forward it to:
                                                                            .  Be sure to include your name and your
                               M.S.D. & T. Funds, Inc.                         Fund account number.
                               P.O. Box 8515
                               Boston, MA  02266-8515                       .  The wire should indicate that you are
                                                                               making a subsequent purchase as opposed
                                                                               to opening a new account.

                             Consult your bank for information on remitting funds by wire and associated bank charges.

                             YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS, EXCHANGES AND
                             DIRECTED REINVESTMENTS, TO INVEST IN YOUR FUND ACCOUNT.  PLEASE REFER TO THE SECTION
                             BELOW ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.
--------------------------------------------------------------------------------------------------------------------------

  . Explanation of Sales Price. The public offering price for shares of a Fund is based upon net asset value per share. A Fund will calculate its net asset value per share by adding the value of a Fund's investments, cash and other assets, subtracting the Fund's liabilities, and then dividing the result by the number of shares of the Fund that are outstanding. This process is sometimes referred to as "pricing" a Fund's shares.

  The assets of the Tax-Exempt Money Market Fund (the "Money Market Fund") are valued at amortized cost, which generally approximates market value. Although the Money Market Fund seeks to maintain its net asset value per share at $1.00, there can be no assurance that the net asset value per share will not vary. The assets of the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds (the "Bond Funds") are valued at market value or, if market quotes cannot be readily obtained, at fair value as determined by the Adviser under the supervision of the

Company's Board of Directors. Debt securities held by the Bond Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value. More information about valuation can be found in the Funds' Statement of Additional Information, which you may request by calling 1-800-551-2145.

  Net asset value is computed (i) with respect to the Money Market Fund, at 11:00 a.m. Eastern Time and as of the close of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern Time) each weekday and (ii) with respect to the Bond Funds, as of the close of regular trading hours on the Exchange (currently 4:00 p.m. Eastern Time) each weekday, in each case with the exception of those holidays on which the Federal Reserve Bank of Cleveland, the purchasing Bank (if applicable), the Funds' Adviser, transfer agent or custodian or the Exchange is closed. The Funds currently observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

  Purchase orders will be accepted by State Street Bank and Trust Company, the Funds' transfer agent (the "Transfer Agent"), only on a day when the shares of a Fund are priced ("Business Day"). If you purchase shares of a Fund through a Bank, the Bank is responsible for transmitting your purchase order and required funds to the Transfer Agent on a timely basis.

  If your purchase order for shares of the Money Market Fund is received by the Transfer Agent on a Business Day before 11:00 a.m. Eastern Time, your Fund shares will be purchased at the public offering price calculated at 11:00 a.m. provided that the Fund's custodian receives payment in immediately available funds by the close of regular trading hours on the Exchange that day. If your purchase order for shares of the Money Market Fund is received by the Transfer Agent on a Business Day after 11:00 a.m. Eastern Time but before the close of regular trading hours on the Exchange that day, your Fund shares will be purchased at the public offering price calculated at 11:00 a.m. Eastern Time on the following Business Day if the Fund's custodian receives payment in immediately available funds by the close of regular trading hours on the Exchange on the following Business Day. If the procedures described above are not followed and if a Bank submitted the order, the Bank will be notified that the order has not been accepted. If you purchase shares of the Money Market Fund directly through the Company and if your purchase order is accompanied by payment in any form other than immediately available funds, your Fund shares will be purchased at the public offering price calculated at 11:00 a.m. Eastern Time on the next Business Day after the Business Day on which both the order and payment in immediately available funds are received by the Transfer Agent. Payments for orders which are not received or accepted will be returned after prompt inquiry.

  Shares of the Bond Funds are sold at the public offering price per share next computed after receipt of a purchase order by the Transfer Agent. If you purchase shares of a Bond Fund through a Bank and the Transfer Agent receives your purchase order from the Bank on a Business Day prior to the close of regular trading hours (currently 4:00 P.M. Eastern Time) on the Exchange, your Fund shares will be purchased at the public offering price calculated at the close of regular trading hours on that day provided that the Fund's custodian receives payment on the next Business Day in immediately available funds. If such payment is not received on the next Business Day, the Bank which submitted the order will be notified that the order has not been accepted. If you purchase shares of a Bond Fund directly through the Company and if your purchase order, in proper form and accompanied by payment, is received by the Transfer Agent on a Business Day prior to the close of regular trading hours on the Exchange, your Fund shares will be purchased at the public offering price calculated at the close of regular trading hours on that day. Otherwise, your Fund shares will be purchased at the public offering price next calculated after the Transfer Agent receives your purchase order in proper form with the required payment.

  On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the times at which purchase orders must be received in order to be processed on that Business Day.

HOW TO SELL FUND SHARES

  You can arrange to get money out of your Fund account by selling some or all of your shares. This process is known as "redeeming" your shares. If you purchased your shares through an account at a Bank, you may redeem shares in accordance with the instructions pertaining to that account. If you purchased your shares directly from the Company, you have the ability to redeem shares by any of the methods described below.

                   TO REDEEM SHARES
                   ----------------
BY MAIL
                   . Send a written request to M.S.D. & T. Funds, Inc., P.O. Box 8515, Boston, MA 02266-8515.

                   .  Your written request must
                      -  be signed by each account holder;
                      - state the number or dollar amount of shares to be redeemed and identify the specific Fund;
                      -  include your account number.

                   .  Signature guarantees are required
                      -  for all redemption requests over $100,000;
                      - for any redemption request where the proceeds are to be sent to someone other than the shareholder of record or to an address other than the address of record.

---------------------------------------------------------------------------------------------------------------------------------
BY WIRE                                 .  Call 1-800-551-2145.  You will need to provide the account name,
(available only if you checked the         account number, name of Fund and amount of redemption ($1,000 minimum
appropriate box on the New Account         per transaction).
Application)
                                        .  If you have already opened your account and would like to have the wire redemption feature, send a written request to:  M.S.D. & T. Funds,
                                           Inc., P.O. Box 8515, Boston, MA
                                           02266-8515.  The request must be signed (and
                                           signatures guaranteed) by each account owner.

                                        .  To change bank instructions, send a written request to the above address.  The request must be signed (and signatures guaranteed) by each account owner.
---------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE                            .  Call 1-800-551-2145.  You will need to provide the account name,
(available only if you checked the         account number, name of Fund and amount of redemption.
appropriate box on the New Account
Application)                            .  If you have already opened your account and would like to add the telephone redemption feature, send a written request to:  M.S.D. & T.
                                           Funds, Inc., P.O. Box 8515, Boston, MA  02266-8515.  The request must be signed (and signatures guaranteed) by each account owner.

                                  OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND SYSTEMATIC WITHDRAWALS, ARE ALSO AVAILABLE.
                                  PLEASE REFER TO THE SECTION BELOW ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION
---------------------------------------------------------------------------------------------------------------------------------

  . Explanation of Redemption Price. Redemption orders received in proper form by the Transfer Agent are processed at their net asset value per share next determined after receipt. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the time at which redemption orders must be received in order to be processed on that Business Day.

  Payment for redemption orders with respect to the Money Market Fund which are received by the Transfer Agent before 11:00 a.m. Eastern Time normally will be wired or sent to the shareholder(s) of record on the same Business Day. Payment for redemption orders with respect to the Money Market Fund which are received between 11:00 a.m. and the close of regular trading hours on the Exchange (currently 4:00 p.m. Eastern Time) or on a non-Business Day normally will be wired or sent to the shareholder(s) of record on the next Business Day. Payment for redemption orders with respect to the Bond Funds generally will be wired or sent to the shareholder(s) of record within three Business Days after receipt of the redemption order. However, in each case the Company reserves the right to wire or send redemption proceeds within seven days after receiving the redemption order if the Adviser believes that earlier payment would adversely affect the Company. If you purchased your shares directly through the Company, your redemption proceeds will be sent by check unless you otherwise direct the Company or the Transfer Agent. The Automated Clearing House ("ACH") system may also be utilized for payment of redemption proceeds. In unusual circumstances, the Company may pay redemption proceeds in readily marketable portfolio securities having a market value equal to the redemption price.

  Banks are responsible for transmitting their customers' redemption orders to the Transfer Agent and crediting their customers' accounts with redemption proceeds on a timely basis. No charge is imposed by the Company for wiring redemption proceeds, although the Banks may charge their customers' accounts directly for redemption and other services. In addition, if a customer has agreed with a Bank to maintain a minimum cash balance in his or her account maintained with the Bank and the balance falls below that minimum, the customer may be obliged to redeem some or all of the Fund shares held in the account in order to maintain the required minimum balance.

  The Company imposes no charge when you redeem shares. The value of the shares you redeem may be more or less than your cost, depending on a Fund's current net asset value.

  . Other Purchase and Redemption Information. Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account.

  Shareholders who purchased Fund shares directly through the Company should note that if an account balance falls below $500 as a result of redemptions and is not increased to at least $500 within 60 days after notice, the account may be closed and the proceeds sent to the shareholder.

  If you purchased shares by wire, you must file a New Account Application with the Transfer Agent before any of those shares can be redeemed. You should contact your bank for information about sending and receiving funds by wire, including any charges by your bank for these services. The Company may decide at any time to change the minimum amount per transaction for redemption of shares by wire or to no longer permit wire redemptions.

  You may choose to initiate certain transactions by telephone. The Company and its agents will not be responsible for any losses resulting from unauthorized transactions when reasonable procedures to verify the identity of the caller are followed. To the extent that the Company does not follow such procedures, it and/or its agents may be responsible for any unauthorized transactions.

  The Company reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Company at any time. It may be difficult to reach the Company by telephone during periods of unusual market activity. If this happens, you may redeem your shares by mail as described above.

  The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the Investment Company Act.

  Certain redemption requests and other communications with the Company require a signature guarantee. Signature guarantees are designed to protect both you and the Company from fraud. To obtain a signature guarantee you should visit a financial institution that participates in the Stock Transfer Agents Medallion Program ("STAMP"). Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guaranteed." A notary public cannot provide a signature guarantee.


                                 SHAREHOLDER SERVICES

  The Company provides a variety of ways to make managing your investments more convenient. Some of these options require you to request them on the New Account Application or you may request them after opening an account by calling 1-800-551-2145. These options are available only to shareholders who purchase their Fund shares directly through the Company.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged for shares of another Fund or for shares of one of the other portfolios offered by the Company. You may exchange shares by mail at the address provided above under "How To Buy Shares - Opening and Adding to Your Fund Account" or by telephone at 1-800-551-2145. If you are opening a new account in a different Fund or portfolio by exchange, the exchanged shares must be at least equal in value to the minimum investment for the Fund or portfolio in which the account is being opened.

  You should read the prospectus for the Fund or portfolio into which you are exchanging. Exchanges will be processed only when the shares being offered can legally be sold in your state. Exchanges may have tax consequences for you. Consult your tax adviser for further information.

  To elect the exchange privilege after you have opened a Fund account, or for further information about the exchange privilege, call 1-800-551-2145. The Company reserves the right to reject any exchange request. The Company may modify or terminate the exchange privilege, but will not materially modify or terminate it without giving shareholders 60 days' notice.

AUTOMATIC INVESTMENT PLAN

  One easy way to pursue your financial goals is to invest money regularly. The Company offers an Automatic Investment Plan - a convenient service that lets you transfer money from your bank account into your Fund account automatically on a regular basis. At your option, your bank account will be debited in a particular amount ($100 minimum) that you have specified, and Fund shares will automatically be purchased on the 15th day of each month or, if that day is not a Business Day, on the preceding Business Day. Your bank account must be maintained at a domestic financial institution that is an ACH member. You will be responsible for any loss or expense to the Funds if an ACH transfer is rejected. To select this option, or for more information, please call 1-800-551-2145.

  The Automatic Investment Plan is one means by which you may use "Dollar Cost Averaging" in making investments. Dollar Cost Averaging can be useful in investing in portfolios such as the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds whose price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help you to reduce your average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price which is lower than their purchase price.

SYSTEMATIC WITHDRAWALS

  The Company offers a convenient way of withdrawing money from your Fund account. You may request regular monthly, quarterly, semi-annual or annual withdrawals in any amount of $100 or more. The withdrawal will be made on the last Business Day of the period you select and distributed in cash or reinvested in shares of another Fund or portfolio offered by the Company. To elect this option, or for more information, please call 1-800-551-2145.

DIRECTED REINVESTMENTS

  Generally, dividends and capital gain distributions are automatically reinvested in shares of the Fund from which the dividends and distributions are paid. You may elect, however, to have your dividends and capital gain distributions automatically reinvested in shares of another Fund or portfolio offered by the Company. To elect this option, or for more information, please call 1-800-551-2145.


                          DIVIDENDS AND DISTRIBUTIONS

  Shareholders receive dividends and net capital gain distributions. Dividends for each Fund are derived from its net investment income and are declared daily and paid monthly. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Capital gain distributions, if any, will be made at least annually.

  Shares in each Fund begin earning dividends on the day a purchase order is processed and continue earning dividends through and including the day before the shares are redeemed. If you purchased your Fund shares through a Bank, your dividends and distributions will be paid in cash and wired to your Bank. If you purchased your shares directly from the Company, your dividends and distributions will be automatically reinvested in additional shares of the Fund on which the dividend or distribution was declared unless you notify the Company in writing that you wish to receive dividends and/or distributions in cash. If you have elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, you will be deemed to have rescinded your election to receive dividends and/or distributions in cash and your dividends and distributions will be automatically reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend and/or distribution checks.


                                TAX INFORMATION

  As with any investment, you should consider the tax implications of an investment in the Funds. The following briefly summarizes some of the important tax considerations generally affecting the Funds and their shareholders under current law. You should consult your tax adviser with specific reference to your own tax situation, including the applicability of any state and local
taxes.   You will be advised at least annually regarding the federal tax treatment of dividends and distributions paid to you.

FEDERAL

  Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund qualifies, it generally will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), regardless of whether the distributions are paid in cash or reinvested in additional shares.

  Distributions paid out of a Fund's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds the shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

  Each Fund intends to pay substantially all of its dividends as "exempt interest dividends." However, taxpayers are required to report the receipt of "exempt interest dividends" on their federal income tax returns, and in two circumstances such amounts, while exempt from regular federal income tax, are taxable to persons subject to alternative minimum tax. First, "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum tax liability. Second, "exempt interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should also note that "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

  Each Fund will determine annually the percentages of its net investment income which are exempt from the regular federal income tax, which constitute an item of tax preference for federal alternative minimum tax purposes, and which are fully taxable. These percentages will apply uniformly to all distributions declared from net investment income during that year and may differ significantly from the actual percentages for any particular day.

  Dividends declared in December of any year payable to shareholders of record on a specified date in that month will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during the following January.

  A taxable gain or loss may be realized by a shareholder upon the redemption or exchange of shares depending upon their tax basis and their price at the time of redemption or exchange.

  Any loss upon the sale or exchange of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt interest dividends received by the shareholder.

  This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Funds. Except as discussed below, dividends paid by each Fund may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in a Fund. Shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.

MARYLAND STATE TAXES

  Shareholders of the Maryland Tax-Exempt Bond Fund who are individuals, corporations, estates or trusts and subject to Maryland state and local taxes will not be subject to such taxes on dividends paid by the Fund to the extent they qualify as exempt-interest dividends of a regulated investment company under Section 852 (b)(5) of the Code and are attributable to any of the following:

          . interest on tax-exempt obligations issued by the State of Maryland or its political subdivisions and authorities;

          . interest on obligations issued by the U.S. Government and its agencies, instrumentalities, authorities and possessions or territories;

          . gain realized by the Fund on the sale or exchange of the tax-exempt obligations issued by the State of Maryland or its political subdivision, agencies, instrumentalities and authorities;

          . gain realized by the Fund on the sale or exchange of obligations issued by the U.S. Government and its agencies, instrumentalities and authorities.

  Distributions attributable to sources other than those described above will not be exempt from Maryland State and local taxes.

  The State of Maryland currently includes in taxable net income items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes a tax preference item. Accordingly, subject to a threshold amount, 50% of any of the distributions of the Maryland Tax-Exempt Bond Fund attributable to such private activity bonds will not be exempt from Maryland state and local income taxes.


                           MANAGEMENT OF THE COMPANY

  The business of the Company is managed under the general supervision of the Company's Board of Directors. The Statement of Additional Information contains information about the Board of Directors.

  The Company has also employed a number of professionals to provide investment management and other important services to the Funds. Mercantile-Safe Deposit and Trust Company ("Mercantile") serves as the Funds' investment adviser and administrator and has its principal offices at Two Hopkins Plaza, Baltimore, Maryland 21201. BISYS Fund Services Limited Partnership, a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is the registered broker-dealer that sells the Funds' shares, and BISYS Fund Services Ohio, Inc., also a wholly-owned subsidiary of The BISYS Group, Inc. and located at the same address, provides fund accounting services to the Funds. The Funds also have a custodian, The Fifth Third Bank, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, and a transfer and dividend disbursing agent, State Street Bank and Trust Company, located at Two Heritage Drive, North Quincy, Massachusetts 02171.

INVESTMENT ADVISER

  Mercantile is the lead bank of Mercantile Bankshares Corporation, a multi-bank holding company organized in Maryland in 1969. Mercantile manages the investment portfolios of the Funds, including selecting portfolio investments and making purchase and sale orders. Mercantile and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Baltimore area since 1864. As of July 20, 1998, Mercantile had approximately $13 billion in assets under active management.

  A Fund's portfolio manager is primarily responsible for the day-to-day management of a Fund's investments. The organizational arrangements of Mercantile require that all investment decisions with respect to the Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund be made by a committee, and no one person is primarily responsible for making recommendations to that committee.

ADMINISTRATOR

  Mercantile also serves as the Funds' administrator and generally assists in all aspects of their operation and administration, including maintaining the Funds' offices, coordinating the preparation of reports to shareholders, preparing filings with state securities commissions, coordinating federal and state tax returns, and performing other administrative functions.

EXPENSES

  The Funds incur certain expenses in order to support the services described above, as well as other matters essential to the operation of the Funds. Expenses are paid out of a Fund's assets and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.

  In its capacity as investment adviser, Mercantile is entitled to advisory fees from the Funds that are calculated daily and paid monthly at the following annual rates: with respect to the Tax-Exempt Money Market Fund: .25% of the first $1 billion of the Fund's average daily net assets plus .20% of the Fund's average daily net assets in excess of $1 billion; and with respect to the Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund: .50% of the first $1 billion of each Fund's average daily net assets plus .25% of each Fund's average daily net assets in excess of $1 billion.

  For the fiscal year ended May 31, 1998, Mercantile received advisory fees, after fee waivers, at the effective annual rates of .23% of the average daily net assets of the Tax-Exempt Money Market Fund and .07% of the average daily net assets of the Maryland Tax-Exempt Bond Fund. For the fiscal period March 1, 1998 (commencement of operations) through May 31, 1998, Mercantile received advisory fees, after fee waivers, at the effective annual rates of .20% of the average daily net assets of the Intermediate Tax-Exempt Bond Fund and .21% of the average daily net assets of the National Tax-Exempt Bond Fund.

  In its capacity as administrator, Mercantile is also entitled to an administration fee, computed daily and paid monthly, at the annual rate of .125% of the average daily net assets of each Fund.

  The Funds also bear other operating expenses in connection with their operations, including organizational costs; taxes; interest; fees (including fees paid to the Company's directors and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the custodian, transfer agent and fund accountant; certain insurance premiums; outside auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings; fees of industry organizations such as the Investment Company Institute; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions, if any, in connection with the purchase of their portfolio securities.

FEE WAIVERS

  Expenses can be reduced by voluntary fee waivers and expense reimbursements by Mercantile and the Funds' other service providers. The amount of the fee waivers may be changed at any time at the sole discretion of Mercantile with respect to advisory and administration fees, and by the Funds' other service providers, with respect to all other fees. As to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year-end. Such waivers and reimbursements would increase the return to investors when made but would decrease the return if a Fund were required to reimburse a service provider.


            OTHER INFORMATION CONCERNING THE COMPANY AND ITS SHARES

  The Company was incorporated in Maryland on March 7, 1989 and is a mutual fund of the type known as an "open-end management investment company." The Company's charter authorizes the Board of Directors to issue up to 10,000,000,000 full and fractional shares of capital stock ($.001 par value per share) and to classify or reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Board of Directors has authorized the issuance of one class of shares in each Fund. The Board of Directors has also authorized the issuance of additional classes of shares representing interests in other investment portfolios of the Company. For information regarding these other portfolios, call 1-800-551-2145.

  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shares of all portfolios of the Company vote together and not by portfolio or class, unless otherwise required by law or permitted by the Board of Directors. The Company does not currently intend to hold annual shareholder meetings unless it is required to do so by the Investment Company Act or other applicable law.


                             PERFORMANCE REPORTING

  Performance information provides you with a method of measuring and monitoring your investments. This section will help you to understand the various terms that are commonly used to describe a Fund's performance. You may see references to these terms in newsletters, advertisements and shareholder communications. These publications may also include comparisons of a Fund's performance to the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services.

          . Aggregate total return for the Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund reflects the total percentage change in the value of an investment in a particular Fund over a specified measuring period.

          . Average annual total return for the Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund represents the average annual percentage change in the value of an investment in a particular Fund over a specified measuring period. It is calculated by taking the aggregate total return for the measuring period and determining what constant annual return would have produced the same aggregate return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.

               Both methods of calculating total return assume that during the period you have reinvested Fund dividends and distributions in additional Fund shares.

          . Yield shows the rate of income a Fund earns on its investments as a percentage of its share price. The Tax-Exempt Money Market Fund's 7-day yield is an annualized figure - the amount you would earn if you stayed in the Fund for a year and the Fund continued to earn the same net investment income throughout that year. To calculate 7-day yield, net investment income per share over a 7-day period (which period will be identified in the quotation) is multiplied by 52 weeks, then divided by net asset value to get a percentage, which is the 7-day yield. The yield for the Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund is calculated by dividing the Fund's net investment income for a 30-day period by the product of the average daily number of shares entitled to receive dividends and the Fund's net asset value per share at the end of the 30-day period. The result is then annualized. This represents the amount you would earn if you remained invested in a Fund for a year and the Fund continued to have the same yield for the year. Yield does not include changes in net asset value.

          . Effective Yield for the Tax-Exempt Money Market Fund is calculated similarly to yield but, the income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

          . Monthly yield for the Tax-Exempt Money Market Fund is also an annualized figure. To calculate monthly yield, net investment income per share over a particular calendar month (which month will be identified in the quotation) is multiplied by 12 months, then divided by net asset value to get a percentage, which is the monthly yield.

          . Tax-Equivalent Yield shows the level of taxable yield needed to produce an after-tax yield equivalent to the Fund's tax-free yield. It is calculated by increasing Fund's yield by the amount necessary to reflect the payment of federal income taxes at a stated tax rate. A Fund's tax-equivalent yield will always be higher than its yield.

  Any fees charged by a Bank directly to your account in connection with an investment in a Fund will not be included in the Fund's calculations of yield and/or total return.

  Performance quotations of a Fund represent its past performance, and you should not consider them representative of future results. The investment return and principal value of an investment in the Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund or National Tax-Exempt Bond Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time.


                                 MISCELLANEOUS

  As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of a particular Fund, with respect to the approval of the Fund's investment advisory agreement or a change in the Fund's investment objective (if fundamental) or a fundamental investment policy, means the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of such Fund or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.

  The Company or your Bank will send you a statement of your account quarterly and a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information will be mailed to you by January 31 of each year and filed with the Internal Revenue Service. At least twice a year, you will receive financial statements in the form of Annual and Semi-Annual Reports of the Funds.

  If you have any questions concerning the Company or any of the Funds, please call 1-800-551-2145.

  YEAR 2000 RISKS. Like other investment companies, financial and business organizations and individuals around the world, the Company could be adversely affected if the computer systems used by Mercantile and the Company's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Mercantile is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurance that comparable steps are being taken by the Company's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company as a result of the Year 2000 Problem.

                              ___________________

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE FUNDS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY, THE FUNDS OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

SERVICE PROVIDERS:


Management and support services are provided to M.S.D. & T. Funds, Inc. by several organizations. A complete discussion of service providers and their respective fees is provided in this Prospectus.

INVESTMENT ADVISER AND
ADMINISTRATOR:

MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY
Baltimore, Maryland

CUSTODIAN:

The Fifth Third Bank
Cincinnati, Ohio

TRANSFER AGENT:

State Street Bank and Trust Company
Boston, Massachusetts

DISTRIBUTOR:

BISYS Fund Services Limited Partnership
Columbus, Ohio

In considering an investment in the Funds, please read this Prospectus carefully.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE TAX-EXEMPT MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                            M.S.D. & T. FUNDS, INC.

                     TAX-EXEMPT MONEY MARKET FUND (TRUST)


                             CROSS REFERENCE SHEET
                             ---------------------

                             Pursuant to Rule 495
                       under the Securities Act of 1933


FORM N-1A ITEM NUMBER                        LOCATION
---------------------                        --------

Part A                                       Prospectus Caption
------                                       ------------------


1.  Cover Page..........................     Cover Page

2.  Synopsis............................     Expense Summary


3.  Condensed Financial Information.....     Financial Highlights; Performance
                                             Reporting


4.  General Description of Registrant...     Cover Page; Investment
                                             Objective, Policies and Risks;
                                             Fundamental Limitations;
                                             Other Information Concerning the
                                             Company and Its Shares;
                                             Miscellaneous


5.  Management of the Fund..............     Management of the Company;
                                             How to Purchase and Redeem
                                             Shares

5A. Management's Discussion of Fund
    Performance.........................     Not Applicable


6.  Capital Stock and                        How to Purchase and Redeem
    Other Securities....................     Shares; Dividends and
                                             Distributions; Tax Information;
                                             Other Information Concerning the
    ....................................     Company and Its Shares;
                                             Miscellaneous


7.  Purchase of Securities Being Offered     Pricing of Shares; How to Purchase
                                             and Redeem Shares


8.  Redemption or Repurchase............     How to Purchase and Redeem Shares


9.  Pending Legal Proceedings...........     Not Applicable

                            M.S.D. & T. FUNDS, INC.









                      TAX-EXEMPT MONEY MARKET FUND (TRUST)






                                   PROSPECTUS


                               September __, 1998

                               TABLE OF CONTENTS
                               -----------------


                                                                            PAGE
                                                                            ----
EXPENSE SUMMARY............................................................  2

FINANCIAL HIGHLIGHTS.......................................................  3

INVESTMENT OBJECTIVE, POLICIES AND RISKS...................................  5

FUNDAMENTAL LIMITATIONS....................................................  8

HOW TO PURCHASE AND REDEEM SHARES..........................................  9

PRICING OF SHARES.......................................................... 12

DIVIDENDS AND DISTRIBUTIONS................................................ 12

TAX INFORMATION............................................................ 12

MANAGEMENT OF THE COMPANY.................................................. 14

OTHER INFORMATION CONCERNING THE COMPANY AND ITS SHARES.................... 15

PERFORMANCE REPORTING...................................................... 16

MISCELLANEOUS.............................................................. 16

M.S.D. & T. FUNDS, INC.
Two Hopkins Plaza
Baltimore, MD 21201

For current yield, purchase and redemption information, call 1-800-551-2145.

  M.S.D. & T. Funds, Inc. (the "Company") is a no-load, open-end, professionally managed investment company offering in this Prospectus shares in the TAX-EXEMPT MONEY MARKET FUND (TRUST) (the "Fund"), which is designed to seek as high a level of current income exempt from Federal income tax as is consistent with liquidity and stability of principal by investing substantially all of its assets in high quality municipal obligations, the interest on which is exempt from regular Federal income tax. The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or when suitable tax-exempt obligations are unavailable.

  Mercantile-Safe Deposit and Trust Company is the Fund's investment adviser. Shares of the Fund are sold without a sales charge by BISYS Fund Services Limited Partnership, the Fund's distributor.


SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE U.S. GOVERNMENT, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


  This Prospectus briefly sets forth information about the Fund that a prospective investor should consider before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in the Statement of Additional Information dated September __, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing to the Company at the above address or by calling 1-800-551-2145. The Statement of Additional Information is incorporated by reference into this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                 September __, 1998

                                 EXPENSE SUMMARY


                ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS
                  AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                                TAX-EXEMPT
                                                                   MONEY
                                                            MARKET FUND (TRUST)
                                                            -------------------

Management Fees....................................                 None
Other Expenses (after fee waivers)
     (includes administration, custody
     and transfer agency, and miscellaneous
     other charges)................................                 .22%
Total Fund Operating Expenses (after                                 ---
     fee waivers)..................................                 .22%
                                                                     ===

EXAMPLE:


An investor would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return (a hypothetical return required by SEC regulations for this calculation) and (2) redemption at the end of the following time periods:


1 Year.................................................................  $2
3 Years................................................................  $7
5 Years................................................................ $12
10 Years............................................................... $28

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.


     The purpose of this Expense Summary is to assist investors in understanding the various costs and expenses that investors in the Fund will bear indirectly as shareholders. The Expense Summary is based on the expenses the Tax-Exempt Money Market Fund (Trust) incurred during the fiscal year ended May 31, 1998. Absent fee waivers, Other Expenses and Total Fund Operating Expenses, stated as a percentage of average daily net assets, would have been .27% and .27%, respectively.


     The investment adviser and administrator are under no obligation to waive fees or reimburse expenses, but have informed the Company that they expect to waive fees and/or reimburse expenses during the current fiscal year as necessary to maintain the Fund's total operating expenses at the level set forth in the above table. Any fees that are charged by the investment adviser, its affiliates or other institutions directly to their customer accounts for services related to an investment in the Fund are in addition to, and are not reflected in, the fees and expenses described above.

     For more complete descriptions of the Fund's operating expenses, see "Management of the Company" in this Prospectus.


                                 FINANCIAL HIGHLIGHTS


     The following Financial Highlights, which have been derived from the Fund's financial statements, have been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose unqualified report on the financial statements containing such information for the five years in the period ended May 31, 1998 is incorporated by reference into the Statement of Additional Information. The Financial Highlights should be read in conjunction with the financial statements and related notes, which are also incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the Company's Annual Report to Shareholders for the fiscal year ended May 31, 1998. For a free copy of the Statement of Additional Information or the Annual Report to Shareholders, contact the Company at the address or telephone number on the first page of this Prospectus.

     Financial Highlights for a share of the Tax-Exempt Money Market Fund (Trust) outstanding throughout each of the periods indicated:


                                                                        YEAR        YEAR         YEAR         YEAR         YEAR
                                                                       ENDED       ENDED        ENDED        ENDED        ENDED
                                                                       5/31/98     5/31/97      5/31/96      5/31/95      5/31/94
                                                                      --------    --------     --------     --------     --------
Net Asset Value, Beginning of Period................................  $   1.00    $   1.00     $   1.00     $   1.00     $   1.00
                                                                      --------    --------     --------     --------     --------
Income From Investment Operations:
 Net Investment Income..............................................    0.0338      0.0325       0.0340       0.0320       0.0219
Net Realized Gain on Investments....................................        --          --           --           --       0.0003
                                                                      --------    --------     --------     --------     --------
 Total From Investment
  Operations........................................................    0.0338      0.0325       0.0340       0.0320       0.0222
                                                                      --------    --------     --------     --------     --------

Less Distributions to Shareholders from:
  Net Investment Income.............................................   (0.0338)    (0.0325)     (0.0340)     (0.0320)     (0.0219)

  Net Capital Gains.................................................        --          --           --           --      (0.0003)
                                                                      --------    --------     --------     --------     --------
   Total Distributions..............................................   (0.0338)    (0.0325)     (0.0340)     (0.0320)     (0.0222)
                                                                      --------    --------     --------     --------     --------
Net Asset Value, End of Period......................................  $   1.00    $   1.00     $   1.00     $   1.00     $   1.00
                                                                      ========    ========     ========     ========     ========
Total Return........................................................      3.43%       3.30%        3.45%        3.25%        2.24%

Ratios/Supplemental Data
 Net Assets, End of Period (000)....................................  $ 58,222    $ 49,544     $ 46,541     $ 55,043     $ 73,230

 Ratio of Expenses to Average
   Net Assets
       After Expense Waiver.........................................      0.22%       0.22%        0.22%        0.22%        0.20%
       Before Expense Waiver........................................      0.27%       0.28%        0.27%        0.28%        0.26%

 Ratio of Net Investment Income to
   Average Net Assets...............................................      3.37%       3.24%        3.40%        3.14%        2.19%

                                                                        YEAR          YEAR          YEAR         7/25/89/1/
                                                                       ENDED         ENDED         ENDED           TO
                                                                       5/31/93       5/31/92       5/31/91        5/31/90
                                                                      --------      --------      --------      ---------
Net Asset Value, Beginning of Period................................  $   1.00      $   1.00      $   1.00      $    1.00
                                                                      --------      --------      --------      ---------
Income From Investment Operations:
 Net Investment Income..............................................    0.0238        0.0362        0.0512         0.0491
Net Realized Gain on Investments....................................        --            --            --             --
                                                                      --------      --------      --------      ---------
 Total From Investment
  Operations........................................................    0.0238        0.0362        0.0512         0.0491
                                                                      --------      --------      --------      ---------

Less Distributions to Shareholders from:
  Net Investment Income.............................................   (0.0238)      (0.0362)      (0.0512)       (0.0491)

  Net Capital Gains.................................................        --            --            --             --
                                                                      --------      --------      --------      ---------
   Total Distributions..............................................   (0.0238)      (0.0362)      (0.0512)       (0.0491)
                                                                      --------      --------      --------      ---------
Net Asset Value, End of Period......................................  $   1.00      $   1.00      $   1.00      $    1.00
                                                                      ========      ========      ========      =========
Total Return........................................................      2.40%         3.68%         5.24%          5.92%/2/

Ratios/Supplemental Data
 Net Assets, End of Period (000)....................................  $ 55,975      $ 62,502      $ 91,315      $  81,055

 Ratio of Expenses to Average
   Net Assets
       After Expense Waiver.........................................      0.20%         0.20%         0.20%          0.20%/2/
       Before Expense Waiver........................................      0.21%         0.21%         0.21%          0.21%/2/

 Ratio of Net Investment Income to
   Average Net Assets...............................................      2.38%         3.63%         5.08%           5.76%


______________________________________

/1/    Commencement of operations.
/2/    Annualized.

                   INVESTMENT OBJECTIVE, POLICIES AND RISKS


     The Fund's investment adviser (the "Adviser") uses a range of different investments and investment techniques in seeking to achieve the Fund's investment objective. These investments and investment techniques, which involve various risks, are described in the following sections. The Adviser will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. An investor should not consider an investment in the Fund to be a complete investment program.

GENERAL

     The Fund's investment objective is to seek as high a level of current income exempt from Federal income tax as is consistent with liquidity and stability of principal by investing substantially all of its assets in a diversified portfolio of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("municipal obligations"). The Fund seeks to achieve its investment objective by investing primarily in:

     . municipal notes, including variable rate demand notes, rated at the time of purchase within the highest rating category assigned by one or more unaffiliated nationally recognized statistical rating organizations (each a "Rating Agency");

     . tax-exempt commercial paper rated at the time of purchase within the highest rating category assigned by one or more Rating Agencies;

     . municipal bonds rated at the time of purchase within one of the two highest rating categories assigned by one or more Rating Agencies; and

     . unrated municipal notes, tax-exempt commercial paper, municipal bonds and other instruments that are of comparable quality as determined by the Adviser pursuant to guidelines approved by the Company's Board of Directors.

     As a matter of fundamental policy, during normal market conditions at least 80% of the Fund's total assets will be invested in municipal obligations the interest on which is exempt from regular Federal income tax and is not treated as a specific tax preference item under the Federal alternative minimum tax for either individuals or corporations. Up to 20% of the Fund's total assets may be invested in private activity bonds that are subject to the Federal alternative minimum tax or taxable money market instruments, although the Fund does not intend to invest in such instruments on a regular basis. The Fund may hold uninvested cash reserves during temporary defensive periods or if, in the opinion of the Adviser, suitable municipal obligations are not available.

QUALITY, MATURITY AND DIVERSIFICATION


     All securities acquired by the Fund will be determined at the time of purchase by the Adviser, pursuant to guidelines approved by the Company's Board of Directors, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of acquisition in the two highest rating categories assigned by at least two Rating Agencies (or one Rating Agency if the security is rated by only one Rating Agency), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Company's Board of Directors. See the Statement of Additional Information for a description of the Rating Agencies' various rating categories.


     The Fund is managed so that the average dollar-weighted maturity of all instruments held by it will not exceed 90 days. In no event will the Fund purchase securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments). Securities in which the Fund invests may not earn as high a level of income as longer-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

     The Fund is classified as a diversified portfolio under the Investment Company Act.

OTHER INVESTMENT POLICIES AND RELATED RISKS

     . Municipal Obligations. The Fund invests primarily in municipal obligations. The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer's full faith, credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other revenue source).
A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it draws on a reserve fund, the restoration of which is not a legal requirement. Private activity bonds (which are a type of obligation that, although exempt from regular Federal income tax, may be subject to the Federal alternative minimum tax) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

     In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt and, accordingly, the purchase of such securities is based on the opinion of bond counsel or counsel to the issuers of such instruments. The Company and the Adviser rely on these opinions and do not intend to review the basis for them.

     Municipal obligations purchased by the Fund in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, municipal obligations may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal obligation held by the Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations. The institutions issuing such foreign letters of credit and guarantees may be subject, for example, to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

     . Variable and Floating Rate Instruments. The Fund may purchase variable and floating rate instruments, which may have a maturity in excess of 397 days but will, in any event, permit the Fund to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). Such instruments may include variable rate demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to ensure that their value to the Fund will approximate their par value. Variable and floating rate obligations that cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be considered illiquid and subject to the Fund's limitation on illiquid investments described below under "Managing Liquidity."

     . Reverse Repurchase Agreements. The Fund may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, the Fund sells portfolio securities to a financial institution and agrees to buy them back at an agreed upon date and price. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act.


     . When-Issued Purchases. The Fund may purchase securities on a "when-issued" basis. These transactions, which involve a commitment by the Fund to purchase particular securities with payment and delivery taking place at a future date, permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. The Fund will bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery takes place. When-issued transactions are not expected to exceed 25% of the value of the Fund's total assets under normal circumstances. Because the Fund is required to set aside cash or liquid securities to satisfy these purchase commitments, the Fund's liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its total assets. The Fund does not intend to engage in when-issued transactions for speculative purposes.


     . Stand-By Commitments. The Fund may acquire stand-by commitments under which a dealer agrees to purchase certain municipal obligations at the Fund's option at a price equal to their amortized cost value plus interest. These commitments will be used only to assist in maintaining the Fund's liquidity and not for trading purposes.

     . Other Investment Companies. The Fund may invest in securities issued by other investment companies which invest in eligible quality, short-term debt securities and which seek to maintain a $1.00 net asset value per share, i.e., "money market" funds. Such investments will be made by the Fund in connection with the management of its daily cash position and will be subject to the requirements of applicable securities laws. When the Fund invests in another investment company, it pays a pro rata portion of the advisory and other expenses of that company as one of its shareholders. These expenses are in addition to the Fund's own expenses.

     . Managing Liquidity. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons, as a matter of fundamental policy the Fund will not knowingly invest more than 10% of the value of its net assets in illiquid securities. Illiquid securities include restricted securities and other securities for which market securities are not readily available.

     . Other Risk Considerations. As with an investment in any mutual fund, an investment in the Fund entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware.


     Although the Fund does not presently intend to do so on a regular basis, it may invest 25% or more of its total assets in industrial development bonds issued before August 7, 1986 that are not subject to the Federal alternative minimum tax, and in municipal obligations the interest on which is paid solely from revenues of similar projects. When the Fund's assets are concentrated in obligations payable from revenues on similar projects or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) presented by such securities to a greater extent than it would be if its assets were not so concentrated. Furthermore, payment of municipal obligations held by the Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust may be delayed and the amount of the proceeds received may not be enough to pay the principal and accrued interest on the defaulted municipal obligations.


                            FUNDAMENTAL LIMITATIONS

     The Fund's investment objective discussed above is "fundamental," which means that it may not be changed without the approval of a majority of the Fund's outstanding shares. Except as otherwise noted, the Fund's investment policies discussed above are not fundamental and may be changed by the Company's Board of Directors without shareholder approval. However, the Fund also has in place certain "fundamental" limitations that also cannot be changed without the approval of a majority of the Fund's outstanding shares. Some of these fundamental limitations are summarized below, and all of the Fund's fundamental limitations are set out in full in the Statement of Additional Information.

     1. The Fund may not purchase securities (with certain exceptions, including U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the total assets of the Fund can be invested without regard to this 5% limitation.

     2. The Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry, subject to certain exceptions.

     3. The Fund may not borrow money except for temporary purposes in amounts up to 10% of its total assets at the time of such borrowing. Whenever any borrowings are outstanding, the Fund will not make any further investments.

     4. The Fund may not knowingly invest more than 10% of its net assets in illiquid securities.


     As a matter of non-fundamental policy and in accordance with current regulations of the SEC, the Fund intends to subject its entire investment portfolio, other than U.S. Government securities, to the 5% limitation described in Fundamental Limitation No. 1 above. However, in accordance with such regulations, the Fund may invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days, provided the securities are rated at the time of purchase in the highest rating category assigned by one or more Rating Agencies or are determined by the Adviser to be of comparable quality. The Fund may not hold more than one such investment at any one time.


     If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage resulting from a change in value of the Fund's portfolio securities does not mean that the limitation has been violated.


                                 HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR


     Shares of the Fund are sold on a continuous basis without a sales load by the Company's distributor, BISYS Fund Services Limited Partnership (the "Distributor"). The Distributor acts as agent for the Fund in the distribution of its shares and, in such capacity, has agreed to use appropriate efforts to promote the Fund and to solicit orders for the purchase of the Fund's shares. The Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

PURCHASE OF SHARES

     Shares of the Fund are sold only to qualifying trust accounts maintained by Mercantile-Safe Deposit and Trust Company and its affiliated and correspondent banks (referred to herein individually as a "Bank" and collectively as the "Banks"). The Company's shares will normally be held of record by the Banks. Shareholders purchasing shares of the Fund may also include officers, directors, or employees of the Banks. Shares may be purchased through procedures established by the Banks in connection with their customer accounts, including specialized procedures for the purchase or redemption of Fund shares, such as pre-authorized or automatic purchase and redemption programs. The Company imposes no minimum on initial or subsequent investments, although the Banks have established a $100 minimum initial and subsequent investment requirement for shares purchased on behalf of their customers. The Company will send confirmations of share purchases and redemptions to the Banks. Beneficial ownership of the Company's shares will be recorded by the Banks and reflected in the account statements they provide to their customers. Information relating to specific purchase procedures is available from the Banks.

     Shares are sold at the net asset value per share next determined after receipt of a purchase order by the Fund's transfer agent, State Street Bank and Trust Company (the "Transfer Agent"). Purchase orders for shares will be accepted only on a day on which the Distributor, the Fund's custodian, The Fifth Third Bank (the "Custodian"), the Transfer Agent and the purchasing Bank are open for business ("Business Days"), and must be transmitted by telephone to the Transfer Agent. Orders received before 11:00 A.M. Eastern Time will be executed at 11:00 A.M. if the Custodian has received payment by the close of regular trading hours (currently 4:00 P.M. Eastern Time) on the New York Stock Exchange (the "Exchange"). Orders received after 11:00 A.M. but before the close of regular trading hours on the Exchange will be executed at 11:00 A.M. the following Business Day if the Custodian receives payment by the close of regular trading hours on the Exchange on the following Business Day. Orders received at other times, and orders for which payment has not been received by the close of regular trading hours on the Exchange, will not be accepted and notice thereof will be given promptly to the Bank that submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Bank. If a Bank accepts a purchase order from its customer on a non-Business Day, the order will not be executed until it is received and accepted on a Business Day in accordance with the foregoing procedures.

     On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the times at which purchase orders must be received in order to be processed on that Business Day.

     It is the Banks' responsibility to transmit their customers' orders for the purchase of shares to the Transfer Agent and to wire the required funds in payment on a timely basis to the Custodian. The Company reserves the right to reject any purchase order.

     Payment for Fund shares may be made only in Federal funds or other funds immediately available to the Custodian.

REDEMPTION OF SHARES

     A customer may redeem all or part of his or her shares in accordance with the procedures, instructions and limitations pertaining to his or her account at a Bank. The Banks are responsible for transmitting redemption orders to the Transfer Agent and crediting their customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by the Company, although the Banks may charge their customers' accounts directly for redemption and other services. Information relating to such services and charges, if any, is available from the Banks. Absent instructions to the contrary, customers for whose accounts automatic purchases and redemptions are made may receive monthly confirmations of share transactions from their Bank.

     Redemption orders must be transmitted to the Transfer Agent by telephone in the manner described under "Purchase of Shares." Shares are redeemed at the net asset value per share next determined after receipt of the redemption order.

     Payment for redemption orders received before 11:00 A.M. Eastern Time on a day that the Distributor, the Custodian, the Transfer Agent and the redeeming Bank are open for business is normally made in Federal funds wired the same Business Day to the Bank. Payment for redemption orders which are received between 11:00 A.M. Eastern Time and the close of regular trading hours (currently 4:00 p.m. Eastern Time) on the Exchange or on a non-Business Day is normally wired to the Bank in Federal funds on the next Business Day. However, in both cases the Company reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Company.

     On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the times at which redemption orders must be received in order to be processed on that Business Day.

     If a customer has agreed with a Bank to maintain a minimum cash balance in the account he or she maintains with the Bank and the balance falls below this minimum, the customer may be obliged to redeem all or a part of the shares held in his or her account to the extent necessary to maintain the required minimum balance.

     The Company may also redeem shares involuntarily or pay redemption proceeds in readily marketable portfolio securities if it appears appropriate to do so in light of its responsibilities under the Investment Company Act. See the Statement of Additional Information under "Additional Purchase and Redemption Information."

                               PRICING OF SHARES


     The net asset value of the Fund is determined and its shares are priced as of 11:00 A.M. Eastern Time and as of the close of regular trading hours (currently 4:00 P.M. Eastern Time) each weekday, with the exception of those holidays on which the Federal Reserve Bank of Cleveland, the Fund's Adviser or the Exchange is closed, which currently include: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less its liabilities, by the number of the Fund's outstanding shares.


     The assets in the Fund are valued based upon the amortized cost method. Although the Fund seeks to maintain its net asset value per share at $1.00, there can be no assurance that the net asset value per share will not vary. Further information about the Company's valuation policies is contained in the Statement of Additional Information.


                          DIVIDENDS AND DISTRIBUTIONS

     The net investment income of the Fund is declared daily and paid monthly as a dividend to its shareholders. Shares in the Fund begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order for the shares is executed. Dividends are paid by wire transfer to the Banks within five Business Days after
the end of each calendar month.   Shareholders may elect to have their dividends
reinvested in additional shares of the Fund at the net asset value of such shares on the last Business Day of the month in which such dividend is declared. Such election, or any revocation thereof, must be made in writing to the shareholder's Bank and will become effective with respect to dividends paid after its receipt. The crediting of any payment of dividends to customers of the Banks or the reinvestment of such dividends will be in accordance with the procedures governing their customer accounts. Reinvested dividends receive the same tax treatment as those paid in cash.


                                TAX INFORMATION

     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), so long as such qualification is in the best interest of the Fund's shareholders. Such qualification relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed as required by the Code.

     Qualification as a regulated investment company under the Code requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its exempt-interest income net of certain deductions for a taxable year. In general, the Fund's investment company taxable income will be its taxable income, including interest, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

     The Fund intends to distribute as exempt-interest dividends substantially all of its municipal obligations interest income net of certain deductions each year. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.") Exempt-interest dividends generally will be exempt from state and local taxes as well. However, in some situations, distributions of net income may be taxable to investors under state or local law as dividend income even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.


     If the Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 26% alternative minimum tax applicable to individuals (28% for adjusted alternative minimum taxable income in excess of $175,000) and the 20% alternative minimum tax applicable to corporations. In addition, corporate shareholders will need to take into account all exempt-interest dividends paid by the Fund in determining certain adjustments for the Federal alternative minimum tax. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.


     To the extent, if any, dividends paid by the Fund are derived from taxable income (for example, from interest on certificates of deposit, commercial paper or U.S. Government obligations), such dividends will be subject to Federal income tax (whether such dividends are paid in cash or additional shares) and may also be subject to state and local taxes.


     Dividends declared in December of any year which are payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.


     Shareholders of the Fund will be advised at least annually as to the Federal income tax consequences of distributions made to them each year.


     The Company may be subject to state or local taxes in jurisdictions in which the Company may be deemed to be doing business. In addition, in those states or localities that have income tax laws, the treatment of the Company and its shareholders under such laws may differ from treatment under Federal income tax laws. Shareholders should consult their own tax advisers concerning these matters.

     The foregoing summarizes some of the important Federal tax considerations generally affecting the Fund and its shareholders but is not intended as a substitute for careful tax planning. Potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. In addition, this discussion is based on tax laws and regulations in effect on the date of this Prospectus and which are subject to change by legislative or administrative action.


                           MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS

     The business of the Company is managed under the general supervision of the Company's Board of Directors. The Statement of Additional Information contains the name of each Director and other background information.

INVESTMENT ADVISER AND ADMINISTRATOR


     Mercantile-Safe Deposit and Trust Company ("Mercantile") serves as the Fund's investment adviser. Mercantile is the lead bank of Mercantile Bankshares Corporation, a multi-bank holding company organized in Maryland in 1969. Mercantile manages the Fund's portfolio and is responsible for all purchases and sales of its portfolio securities. Mercantile is not entitled to any compensation under its Advisory Agreement with respect to the Fund for the services provided and expenses assumed thereunder. Mercantile has acted as investment adviser to the Fund since its commencement of operations. In addition, Mercantile and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Baltimore area since 1864. As of July 20, 1998, Mercantile had approximately $13 billion in assets under active management. Mercantile's principal business address is Two Hopkins Plaza, Baltimore, Maryland 21201.


     Mercantile also serves as the Fund's administrator and generally assists in all aspects of its operation and administration. For the services provided and expenses assumed as administrator, Mercantile is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of
 .125% of the average daily net assets of the Fund.

CUSTODIAN AND TRANSFER AGENT

     State Street Bank and Trust Company (the "Transfer Agent") serves as the Fund's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to Two Heritage Drive, North Quincy, Massachusetts 02171. The Fifth Third Bank (the "Custodian"), located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as custodian of the Fund's assets.

EXPENSES

     The Fund incurs expenses in order to support the services described above, as well as other matters essential to the operation of the Funds. In addition to the administration fees set forth above, the Fund also bears other operating expenses which are described in more detail in the Statement of Additional Information.

FEE WAIVERS


     Expenses can be reduced by voluntary fee waivers and expense reimbursements by Mercantile and the Fund's other service providers. The amount of the fee waivers may be changed at any time at the sole discretion of Mercantile with respect to administration fees, and by the Fund's other service providers with respect to all other fees. As to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by the Fund for such amounts prior to fiscal year-end. Such waivers and reimbursements would increase the return to investors when made but would decrease the return if the Fund were required to reimburse a service provider.


            OTHER INFORMATION CONCERNING THE COMPANY AND ITS SHARES

     The Company was incorporated in Maryland on March 7, 1989 as an "open-end management investment company." The Company's Charter authorizes the Board of Directors to issue up to 10,000,000,000 full and fractional shares of capital stock ($.001 par value per share) and to classify or reclassify any unissued shares into one or more classes of shares. Pursuant to such authorization, the Board of Directors has authorized the issuance of one class of shares in the Tax-Exempt Money Market Fund (Trust). The Board of Directors has also authorized the issuance of additional classes of shares representing interests in other investment portfolios of the Company. For more information regarding these other portfolios, call 1-800-551-2145.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shares of all portfolios of the Company vote together and not by portfolio or class, unless otherwise required by law or permitted by the Board of Directors. The Company does not currently intend to hold annual shareholder meetings unless it is required to do so by the Investment Company Act or other applicable law.


     As of July 20, 1998, Mercantile held of record, in a fiduciary or other representative capacity for beneficial owners, a majority of the outstanding shares of the Company. Mercantile does not, however, have any economic interest in such shares which are held solely for the benefit of its customers. Mercantile may be deemed to be a controlling person of the Company within the meaning of the Investment Company Act by reason of its record ownership of such shares.

                             PERFORMANCE REPORTING

     From time to time the Fund may quote its "yield," "effective yield," "tax-equivalent yield" and "monthly yield" in advertisements, sales literature or in reports to shareholders. These yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" quoted in advertisements refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. The "tax-equivalent yield" shows the level of taxable yield necessary to produce an after-tax yield equivalent to the Fund's tax-free yield. This is calculated by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate. The tax-equivalent yield will always be higher than the Fund's yield. The "monthly yield" refers to income generated by an investment in the Fund over the calendar month period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that month is assumed to be generated each month over a twelve-month period and is shown as a percentage of the investment. In addition, the Fund may from time to time quote yields relating to time periods other than those described above. Such yields will be computed in a manner which is similar to those computations described above.

     IT IS IMPORTANT TO NOTE THAT PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The Fund's yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Yield will be affected by portfolio quality, composition, maturity, market conditions and the level of the Fund's operating expenses. From time to time, the Company's service contractors may voluntarily waive all or a portion of their compensation in order to assist the Fund in maintaining a competitive expense ratio. Fees paid by shareholders to Banks for automatic investment or other cash management services, if any, would reduce the Fund's effective yield from that stated.


                                 MISCELLANEOUS


     As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund, with respect to the approval of the Fund's investment advisory agreement or a change in the Fund's investment objective or a fundamental investment policy, means the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Fund or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.


     Investors with inquiries regarding the Company or the Fund should call 1-800-551-2145.

     YEAR 2000 RISKS. Like other investment companies, financial and business organizations and individuals around the world, the Company could be adversely affected if the computer systems used by Mercantile and the Company's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Mercantile is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurance that comparable steps are being taken by the Company's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company as a result of the Year 2000 Problem.


                            ______________________


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE FUND OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY, THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

SERVICE PROVIDERS:

Management and support services are provided to M.S.D. & T. Funds, Inc. by several organizations. A complete discussion of service providers and their respective fees is provided in this Prospectus.


INVESTMENT ADVISER AND ADMINISTRATOR:

MERCANTILE-SAFE DEPOSIT & TRUST COMPANY
Baltimore, Maryland

CUSTODIAN:

The Fifth Third Bank
Cincinnati, Ohio

TRANSFER AGENT:

State Street Bank and Trust Company
Boston, Massachusetts


DISTRIBUTOR:
BISYS Fund Services Limited Partnership
Columbus, Ohio

In considering an investment in the Fund, please read this Prospectus carefully.


SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO GUARANTEE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                            M.S.D. & T. FUNDS, INC.

                                   ALL FUNDS

                             CROSS REFERENCE SHEET

                             Pursuant to Rule 495
                       under the Securities Act of 1933



FORM N-1A ITEM NUMBER                      LOCATION
---------------------                      --------

Part B                                     Statement of Additional
------                                     -----------------------
                                           Information Caption
                                           -----------------------

10.  Cover Page..........................  Cover Page

11.  Table of Contents...................  Table of Contents

12.  General Information and History.....  M.S.D. & T Funds, Inc;
                                           Management of the Company;
                                           Additional Information
                                           Concerning Shares

13.  Investment Objectives and
       Policies..........................  Investment Objectives and
                                           Policies; Fundamental
                                           Limitations

14.  Management of the Fund..............  Management of the Company

15.  Control Persons and Principal
       Holders of Securities.............  Additional Information
                                           Concerning Shares;
                                           Miscellaneous

16.  Investment Advisory and Other
       Services..........................  Management of the Company

17.  Brokerage Allocation and
       Other Practices...................  Investment Objectives and
                                           Policies; Management of the
                                           Company
18.  Capital Stock and Other
       Securities........................  Additional Purchase and
                                           Redemption Information;
                                           Net Asset Value; Additional
                                           Information Concerning Shares

19.  Purchase, Redemption and Pricing
       of Securities Being Offered.......  Additional Purchase and
                                           Redemption Information;
                                           Net Asset Value

20.  Tax Status..........................  Additional Information
                                           Concerning Taxes

21.  Underwriters........................  Management of the Company

22.  Calculation of Performance Data.....  Additional Performance Information

23.  Financial Statements................  Financial Statements

Part C

  Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                            M.S.D. & T. FUNDS, INC.



                      Statement of Additional Information





                              September __, 1998


                               TABLE OF CONTENTS
                               -----------------


                                                  Page
                                                  ----
Investment Objectives and Policies..............  3
Fundamental Limitations.........................  22
Additional Purchase and Redemption Information..  24
Net Asset Value.................................  25
Additional Information concerning Taxes.........  27
Management of the Company.......................  32
Independent Accountants.........................  40
Counsel.........................................  40
Additional Information concerning Shares........  40
Additional Performance Information..............  42
Miscellaneous...................................  51
Financial Statements............................  51
Appendix A......................................  A-1
Appendix B......................................  B-1

          This Statement of Additional Information is meant to be read in conjunction with the Prospectuses dated September __, 1998 for the Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Tax-Exempt Money Market Fund (Trust), Growth & Income Fund, Equity Income Fund, Equity Growth Fund, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund of M.S.D. & T. Funds, Inc. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of any Fund should be made solely upon the information contained herein. Copies of the Prospectuses may be obtained by calling 1-800-551-2145 or by writing M.S.D. & T. Funds, Inc., c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219-3035. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. WHILE THE PRIME MONEY MARKET FUND, GOVERNMENT MONEY MARKET FUND, TAX-EXEMPT MONEY MARKET FUND AND TAX-EXEMPT MONEY MARKET FUND (TRUST) WILL ATTEMPT TO MAINTAIN THEIR NET ASSET VALUE AT $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN. MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY SERVES AS INVESTMENT ADVISER AND ADMINISTRATOR TO THE FUNDS, IS PAID FEES FOR ITS SERVICES, AND IS NOT AFFILIATED WITH BISYS FUND SERVICES LIMITED PARTNERSHIP, THE FUNDS' DISTRIBUTOR.

                                 M.S.D. & T. FUNDS, INC.


          M.S.D. & T. Funds, Inc. (the "Company") is a Maryland corporation which commenced operations on July 21, 1989 as a no-load, open-end, professionally managed investment company. The Company currently offers shares in four short-term money market portfolios (the Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund and Tax-Exempt Money Market Fund (Trust), also referred to herein as the "Money Market Funds"); five equity portfolios (the Growth & Income Fund, Equity Income Fund, Equity Growth Fund, International Equity Fund and Diversified Real Estate Fund); and five bond portfolios (the Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund). These portfolios may also be referred to herein individually as a "Fund" and collectively as the "Funds." The Growth & Income Fund, Equity Income Fund, Equity Growth Fund, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund may at times be referred to herein as the "Non-Money Market Funds."

INVESTMENT OBJECTIVES AND POLICIES
----------------------------------

          The investment objective of each Fund is described in the Prospectus for that Fund. The following information supplements the description of the Funds' investment objectives and policies as set forth in the Prospectuses.

Portfolio Transactions and Turnover
-----------------------------------

          Subject to the general supervision and approval of the Company's Board of Directors, Mercantile-Safe Deposit and Trust Company (the "Adviser" or "Mercantile") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund other than the International Equity Fund. BlackRock International Ltd. ("BlackRock or the "Sub-Adviser") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the International Equity Fund in accordance with the investment policies and requirements established by the Adviser.

          Portfolio securities for the Money Market Funds are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions. No brokerage commissions were paid with respect to the Money Market Funds during the fiscal years ended May 31, 1996, May 31, 1997 and May 31, 1998.

          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. During the fiscal years ended May 31, 1996, May 31, 1997 and May 31, 1998, brokerage commissions of $131,775, $95,896 and $89,596, respectively, were paid by the Growth & Income Fund and brokerage commissions of $205,568, $315,827 and $239,061, respectively, were paid by the International Equity Fund. During the fiscal period August 1, 1997 (commencement of operations) through May 31, 1998, brokerage commissions of $14,747 were paid by the Diversified Real Estate Fund. During the fiscal period March 1, 1998 (commencement of operations) through May 31, 1998, brokerage commissions of $34,028 and $11,412 were paid by the Equity Income Fund and Equity Growth Fund, respectively. During such periods no brokerage commissions were paid to any affiliated person of the Fund.

          Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser (or Sub-Adviser in the case of the International Equity Fund), where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

          Securities purchased and sold by the Limited Maturity Bond, Total Return Bond, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds are generally traded on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. No brokerage commissions were paid with respect to (i) the Limited Maturity Bond Fund or Maryland Tax-Exempt Bond Fund during the fiscal years ended May 31, 1996, May 31, 1997 and May 31, 1998, or (ii) the Total Return Bond Fund, Intermediate Tax-Exempt Bond Fund or National Tax-Exempt Bond Fund during the fiscal period March 1, 1998 (commencement of operations) through May 31, 1998.

          The Tax-Exempt Money Market Fund, Tax-Exempt Money Market Fund (Trust) (the "Tax-Exempt Money Market Funds") and each of the Non-Money Market Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser (or Sub-Adviser in the case of the International Equity Fund), in its sole discretion, believes such practice to be otherwise in the Fund's interests.

          In making portfolio investments, the Adviser (or Sub-Adviser in the case of the International Equity Fund) seeks to obtain the best net price and the most favorable execution of orders. The Adviser (or Sub-Adviser) may, in its discretion, effect transactions in portfolio securities with dealers who provide research advice or other services to the Funds or the Adviser

(or Sub-Adviser). The Adviser (or Sub-Adviser) is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser (or Sub-Adviser) determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's (or Sub-Adviser's) overall responsibilities to the particular Fund and to the Company. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

          Supplementary research information so received (if any) is in addition to, and not in lieu of, services required to be performed by the Adviser (or Sub-Adviser in the case of the International Equity Fund) and does not reduce the advisory fees payable by the Funds or the sub-advisory fees payable by the Adviser. The Board of Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

          With respect to the Money Market Funds, the Adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Money Market Funds prior to their maturity at their original cost plus interest (interest may sometimes be adjusted to reflect the actual maturity of the securities) if it believes that the Funds' anticipated need for liquidity makes such action desirable. Certain dealers (but not issuers) have charged, and may in the future charge, a higher price for commercial paper where they undertake to repurchase it prior to maturity. The payment of a higher price in order to obtain such an undertaking reduces the yield which might otherwise be received by the Funds on the commercial paper. The Adviser may pay a higher price for commercial paper where it secures such an undertaking if the Adviser believes that the prepayment privilege is desirable to assure the Funds' liquidity and such an undertaking cannot otherwise be obtained.

          Investment decisions for the Funds are made independently from those for other accounts advised or managed by the Adviser (or Sub-Adviser in the case of the International Equity Fund). Such other accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and such other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser (or Sub-Adviser) believes to be equitable to the Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable or sold for the Fund. To the extent permitted by law, the Adviser (or Sub-Adviser) may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best execution.

          The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with the Adviser, Sub-Adviser, BISYS Fund Services Limited Partnership ("BISYS") or any affiliated person (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any of them, except to the extent permitted by the 1940 Act or the Securities and Exchange Commission (the "SEC"). Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

          The Funds may from time to time purchase securities issued by the Company's regular broker/dealers. At the close of the Company's most recent fiscal year, no such securities were held.

          The ratings assigned by each unaffiliated nationally recognized statistical rating agency (each a "Rating Agency") represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors or the Adviser (or Sub-Adviser in the case of the International Equity Fund), when authorized, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

          The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.

          The Money Market Funds do not intend to seek profits through short-term trading. The Money Market Funds' annual portfolio turnover rates will be relatively high but portfolio turnover is not expected to have a material effect on their net income. The Money Market Funds' portfolio turnover rates are expected to be zero for regulatory reporting purposes.

          Under certain market conditions, the Non-Money Market Funds may experience high portfolio turnover rates as a result of their investment strategies. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Higher portfolio turnover rates (100% or more) can result in corresponding increases in brokerage commissions and other transaction costs which must be borne by the Fund involved and ultimately by its shareholders.

          Portfolio turnover rates for the Non-Money Market Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions for the Non-Money Market Funds, and each of those Funds may engage in short-term trading to achieve its investment objective.

Additional Information on Investment Policies
---------------------------------------------

          Government Obligations
          ----------------------

          Examples of the types of U.S. Government obligations that may be acquired by each Fund (except the International Equity Fund) include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal Farm Credit Banks, Maritime Administration, Tennessee Valley Authority, Washington D.C. Armory Board, International Bank for Reconstruction and Development (the "World Bank"), and Resolution Trust Corporation.

          Certain U.S. Government obligations held by the Money Market Funds may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par value.

          Variable and Floating Rate Instruments
          --------------------------------------

          With respect to the variable and floating rate instruments described in the Prospectuses for each Fund, the Adviser (or Sub-Adviser in the case of the International Equity Fund) will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial ability to meet payment on demand. In determining average weighted portfolio maturity, a variable rate instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. A floating rate instrument will usually be deemed to have a maturity equal to the date on which the principal amount must be paid, or the date on which the redemption payment must be made, in the case of an instrument called for redemption. A floating rate instrument that is subject to a demand feature will usually be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. An instrument that is issued or guaranteed by the U.S. Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 397 days will generally be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate or earlier maturity.

          Variable and floating rate demand instruments acquired by the Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may include participations in municipal obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund involved. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

          Bank Obligations
          ----------------

          With respect to the investment policies of each Fund (other than the Government Money Market Fund) relating to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. The Funds' investments in the obligations of foreign banks and foreign branches of U.S. banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign banks and foreign branches of U.S. banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. banks. The Funds will acquire securities issued by foreign banks and foreign branches of U.S. banks only when the Adviser believes that the risks associated with such instruments are minimal.

          Municipal Obligations
          ---------------------

          Municipal obligations which may be acquired by the Prime Money Market, Tax-Exempt Money Market, Equity Income, Equity Growth, Limited Maturity Bond, Total Return Bond, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

          The two principal classifications of municipal obligations consist of "general obligation" and "revenue" issues. The Funds may also hold "moral obligation" issues, which are typically issued by special purpose authorities. There are, of course, variations in the quality of municipal obligations, both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including market conditions generally and the municipal bond market in particular, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

          Municipal obligations acquired by the Funds may include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes, and other forms of short-term tax-exempt loans. Such instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, the Funds may invest in bonds and other types of longer-term tax-exempt instruments provided that, in the case of the Prime Money Market and Tax-Exempt Money Market Funds, they have remaining maturities of 397 days or less at the time of purchase.

          Certain types of municipal obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. The Tax-Exempt Money Market Funds will not invest in such bonds where the payment of principal and interest are the responsibility of a company (including predecessors) with less than three years of continuous operation.

          The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities, and authorities and each multi-state agency of which a state is a member, as well as the Commonwealth of Puerto Rico, Guam and the Virgin Islands, is a separate "issuer" as that term is used in the Prospectuses and this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

          An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal obligations may be materially adversely affected by litigation or other conditions.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference (see "Additional Information Concerning Taxes"). Moreover, with respect to Maryland municipal obligations, the Maryland Tax-Exempt Bond Fund cannot predict what legislation, if any, may be proposed in the Maryland legislature concerning the Maryland income tax status of interest on such obligations, or what proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally, or Maryland municipal obligations specifically, for investment by a Fund and the liquidity and value of a Fund's portfolio. In such an event, the Company would reevaluate the investment objectives and policies of such Funds.

          Stand-By Commitments
          --------------------

          The Tax-Exempt Money Market, Equity Income, Equity Growth, Limited Maturity Bond, Total Return Bond, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may acquire "stand-by commitments" with respect to municipal obligations held in their portfolios. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified municipal obligations at a specified price. Stand-by commitments may be exercisable by the Fund involved at any time before the maturity of the underlying municipal obligations, and may be sold, transferred or assigned only with the instruments involved.

          The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the particular Fund will not exceed 1/2 of 1% of the value of such Fund's total assets calculated immediately after each stand-by commitment is acquired.

          The Funds intend to enter into stand-by commitments only with banks, brokers or dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. Each Fund's reliance upon the credit of these banks, brokers and dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment.

          The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying municipal obligations. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

          Convertible Securities
          ----------------------

          Convertible securities which may be purchased by the Growth & Income, Equity Income, Equity Growth, International Equity, Diversified Real Estate and Total Return Bond Funds entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

          In selecting convertible securities, the Adviser (or the Sub-Adviser) will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser (or Sub-Adviser) will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments.

          Asset-Backed Securities
          -----------------------

          Asset-backed securities which may be purchased by the Prime Money Market, Limited Maturity Bond and Total Return Bond Funds represent a participation in, or are secured by and payable from, a stream of payments generally consisting of both interest and principal generated by particular assets, most often a pool of assets similar to one another. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities.

          The estimated life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved.

          Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

          Mortgage-Related Securities
          ---------------------------

          The Diversified Real Estate, Limited Maturity Bond and Total Return Bond Funds may invest in mortgage-related securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

          Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured as described above, the market value of the security, which may fluctuate, is not secured. To the extent that a Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

     Lower Quality Debt Securities ("Junk Bonds").
     --------------------------------------------

     As stated in the Prospectuses, the Growth & Income, Equity Income and Equity Growth Fund may purchase lower quality debt securities convertible into common stock and the Total Return Bond Fund may invest up to 10% of its net assets in lower quality debt securities. Such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of (or actual) default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

     Issuers of low rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing.
The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

          Lower-rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

          A Fund may have difficulty disposing of certain lower-rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

          Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower-rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower-rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

          Brady Bonds
          -----------

          The Total Return Bond Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over-the-counter secondary market for Latin American debt instruments.

          Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

          All Mexican Brady Bonds issued to date, except New Money Bonds, have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. Approximately half of the Venezuelan Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies), while slightly more than half have interest coupon payments collateralized on a 14-month rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

          Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

          Repurchase Agreements
          ---------------------

          As described in their Prospectuses, each Fund (other than the Tax-Exempt Money Market Funds) may enter into repurchase agreements. The repurchase price under repurchase agreements generally is equal to the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' Custodian or registered in the name of the Fund involved on the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations. The Adviser (or Sub-Adviser in the case of the International Equity Fund) will enter into repurchase agreements only with financial institutions it deems creditworthy, pursuant to guidelines established by the Board of Directors, and during the term of any repurchase agreement, the Adviser (or Sub-Adviser) will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

          Reverse Repurchase Agreements
          -----------------------------

          Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash or liquid portfolio securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. The Funds would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

          When-Issued Purchases and Forward Commitments
          ---------------------------------------------

          As stated in their Prospectuses, each Fund (other than the Growth & Income and International Equity Funds) may purchase securities on a "when-issued" basis and each Fund (other than the Tax-Exempt Money Market (Trust), Growth & Income and International Equity Funds) may enter into a "forward commitment" to purchase or sell securities. When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a

Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Funds expect that their commitments to purchase securities on a when-issued or forward commitment basis will not exceed 25% of the value of their total assets. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

          A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund involved may realize a capital gain or loss.

          When a Fund engages in when-issued or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund's assets, and fluctuations in the value of the underlying securities are not reflected in such Fund's net asset value as long as the commitment remains in effect.

          Other Investment Companies
          --------------------------

          In accordance with their respective investment objectives and policies, each Fund (other than the International Equity Fund) may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations.

          Lending Portfolio Securities
          ----------------------------

          Each Fund except the Tax-Exempt Money Market Funds may lend its portfolio securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and also earns income on the loans. Any cash collateral received by a Fund in connection with such loans will be invested in short-term money market obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted if a material event affecting the investment occurs. Loans will be made only to borrowers deemed by the Adviser (or Sub-Adviser in the case of the International Equity Fund) to be of good standing and only when, in the Adviser's (or Sub-Adviser's) judgment, the income to be earned from the loans justifies the attendant risks. While there is no limit on the amount of securities which the Funds may loan, fees attributable to securities lending activities are subject to certain limits under the Internal Revenue Code of 1986, as amended.

          Foreign Currency Exchange Contracts
          -----------------------------------

          The Growth & Income, Equity Income, Equity Growth, International Equity, Limited Maturity Bond and Total Return Bond Funds are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund involved to establish a rate of exchange for a future point in time. A Fund may enter into forward foreign currency exchange contracts when deemed advisable by the Adviser (or Sub-Adviser in the case of the International Equity
Fund) under two circumstances.

          First, when entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations in the value of the foreign currency relative to the U.S. dollar or other foreign currency between the date the security is purchased or sold and the date on which payment is made or received. This is sometimes referred to as "transaction hedging".

          Second, when the Adviser (or Sub-Adviser) anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. This is sometimes referred to as "position hedging". The Funds do not intend to enter into forward contracts for position hedging purposes on a regular or continuing basis.

          None of the Funds will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. While forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. In addition, the Funds will incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

          A Fund's Custodian will place in a separate account cash or liquid portfolio securities in an amount equal to the value of such Fund's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

          At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

          It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

          If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, it will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. For a discussion of the federal tax treatment of forward contracts, see "Additional Information Concerning Taxes - Growth & Income, Equity Income, Equity Growth, International Equity, Diversified Real Estate, Limited Maturity Bond and Total Return Bond Funds."

          Options Trading
          ---------------

          Equity Income, Equity Growth, Total Return Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds. The Equity Income, Equity Growth, Total Return Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. Such purchases would be in an amount not exceeding 5% of a Fund's net assets. Such options may relate to particular securities or to various indices. This is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Put and call options purchased by the Funds will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

          A listed call option for a particular security gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract.
A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

          When a Fund writes a call option on a security, the option is "covered" if the Fund involved owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid portfolio securities in such amount are held in a segregated account by its Custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund involved maintains with its Custodian cash or liquid portfolio securities equal to the contract value. A call option is also covered if the Fund involved holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or
(ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its Custodian. A secured put option written by a Fund means that the Fund maintains in a segregated account with the Custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period.

          The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as its obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike a party who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

          A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

          When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund involved may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

          As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

          A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

          International Equity Fund. The International Equity Fund may purchase foreign currency put options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency. In conjunction with the purchase of a put option, the Fund may write a call option, which gives the purchaser, upon payment of a premium, the right to purchase from the Fund a currency at the exercise price until the expiration of the option. Exchange listed options markets in the United States include seven major currencies, and trading may be thin and illiquid. The seven major currencies are Australian dollars, British pounds, Canadian dollars, German marks, French francs, Japanese yen and Swiss francs.

          Rights and Warrants
          -------------------

          The Equity Income, Equity Growth, International Equity, Diversified Real Estate and Total Return Bond Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life to expiration. The purchase of rights and warrants involves the risk that the purchaser could lose the purchase value of the right or warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of rights and warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security. No Fund intends to invest more than 5% of its net assets in rights and warrants during the current fiscal year.


FUNDAMENTAL LIMITATIONS
-----------------------

          Each Fund is subject to the following fundamental limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous").

          No Fund may:

          1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or, with respect to each Fund other than the International Equity Fund, more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (i) up to 25% of the value of the total assets of each Fund other than the Maryland Tax-Exempt Bond Fund may be invested without regard to these limitations; and (ii) up to 50% of the value of the Maryland Tax-Exempt Bond Fund's total assets may be invested without regard to these limitations, provided that no more than 25% of the Maryland Tax-Exempt Bond Fund's total assets may be invested in the securities of any one issuer. For purposes of these limitations, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security will not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund's total assets.

          2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that the Diversified Real Estate Fund will concentrate its investments in the securities of issuers principally engaged in the real estate business, and provided further that (a) there is no limitation with respect to (i) obligations issued or guaranteed by the United States, any state, territory, or possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions; (ii) with respect to the Money Market Funds only, obligations issued by domestic branches of U.S. banks; and (iii) repurchase agreements secured by any such obligations; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry).

          3. Borrow money or, with respect to the Non-Money Market Funds, issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or pledge any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% (5% in the case of the International Equity Fund) of the value of its total assets at the time of such borrowing. A Fund (other than the Tax-Exempt Money Market Funds) will not purchase portfolio securities while borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of such Fund's total assets are outstanding. The Tax-Exempt Money Market Funds will not purchase portfolio securities while any borrowings (including reverse repurchase agreements and borrowings from banks) are outstanding. Securities held by a Non-Money Market Fund in escrow or separate accounts in connection with the Fund's investment practices are not deemed to be pledged for purposes of this limitation.

          4. Purchase or sell real estate, except that (a) each Fund may purchase securities of issuers which deal in real estate; (b) the Tax-Exempt Money Market, Equity Income, Equity Growth, Limited Maturity Bond, Total Return Bond, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may invest in municipal obligations secured by real estate or interests therein; (c) the Non-Money Market Funds may purchase securities which are secured by real estate or interests therein; (d) the Limited Maturity Bond, Total Return Bond and Diversified Real Estate Funds may invest in mortgage-related securities, including collateralized mortgage obligations and mortgage-backed securities which are issued or guaranteed by the United States, its agencies or its instrumentalities; and (e) the Diversified Real Estate Fund may sell any real estate it acquires as a result of a default on debt securities held by the Fund.

          5. Act as an underwriter of securities, except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies, and limitations may be deemed to be underwriting.

          6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except that (a) the Tax-Exempt Money Market Funds may purchase put options on municipal obligations; and (b) the Non-Money Market Funds may engage in transactions in options on securities, securities indices, futures contracts and options on futures contracts.

          7. Purchase securities of companies for the purpose of exercising control.

          8. Purchase securities on margin, make short sales of securities, or maintain a short position, except that (a) this investment limitation shall not apply to transactions in options, futures contracts and related options, if any; and (b) each Non-Money Market Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          9. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or mineral exploration or development programs, except that (a) each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities; and (b) each Non-Money Market Fund may enter into futures contracts and related options.

          10. Make loans, except that (a) each Fund may purchase and hold debt instruments in accordance with its investment objective and policies; (b) each Fund except the Tax-Exempt Money Market Funds may enter into repurchase agreements with respect to portfolio securities; (c) each Fund except the Tax-Exempt Money Market Funds may lend portfolio securities against collateral consisting of cash or securities which is consistent with the Fund's permitted investments and is equal at all times to at least 100% of the value of the securities loaned; and (d) the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may invest in privately arranged loans in accordance with their investment objectives and policies.

          In addition, no Money Market Fund may:

          11. Knowingly invest more than 10% of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons.

          12. Issue senior securities, except that, subject to the percentage limitations set forth in Investment Limitation No. 3 above, each Fund may borrow money from banks and enter into reverse repurchase agreements for temporary purposes and pledge assets in connection with any such borrowing.

          As a matter of non-fundamental policy and in accordance with current regulations of the SEC, the Prime Money Market Fund and each of the Tax-Exempt Money Market Funds intends to subject its entire investment portfolio, other than U.S. Government securities, to the 5% limitation described in Fundamental Limitation No. 1 above. However, in accordance with such regulations, a Fund may invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days, provided the securities are rated at the time of purchase in the highest rating category assigned by one or more Rating Agencies or are determined by the Adviser to be of comparable quality. A Fund may not hold more than one such investment at any one time.

          Although the foregoing investment limitations would permit the Growth & Income, Diversified Real Estate, Limited Maturity Bond and Maryland Tax-Exempt Bond Funds to invest in options, futures contracts and related options, as specified above, such Funds do not currently intend to engage in such transactions. Prior to engaging in such transactions, such Funds would add appropriate disclosure concerning the Funds' investment in such instruments to the relevant Prospectuses and this Statement of Additional Information.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
----------------------------------------------

          Information on how to purchase and redeem a Fund's shares is included in the Funds' Prospectuses. Shares of each Fund are sold on a continuous basis by BISYS, which has agreed to use appropriate efforts to promote the Company and to solicit orders for the purchase of such shares.

          If any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to fifteen days from the purchase date. This procedure does not apply to shares purchased by money order or wire payment. During the period prior to the time the shares are redeemed, dividends on such shares will accrue and be payable.

          Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

          In addition to the situations described in the Prospectuses, the Company may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time.

          The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in readily marketable securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund's net asset value (a "redemption in-kind"). If payment is made in securities, a shareholder may incur transaction costs in converting the securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Company is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.


NET ASSET VALUE
---------------

All Funds
---------

          The net asset value per share of a Fund is calculated by dividing the total value of the assets belonging to the Fund, less the liabilities of the Fund, by the number of outstanding shares of the Fund. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. Assets belonging to a particular Fund are reduced by the direct liabilities of that Fund and by a share of the general liabilities of the Company allocated daily in proportion to the relative net asset values of all of the Funds at the time of allocation. Subject to the provisions of the Company's Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

Money Market Funds - Use of Amortized Cost Method
-------------------------------------------------

          The Company uses the amortized cost method of valuation to value each Money Market Fund's portfolio securities. Pursuant to this method, an instrument is initially valued at cost and, thereafter, a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. The market value of portfolio securities held by a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

          In connection with its use of amortized cost valuation, the Company limits the dollar-weighted average maturity of each Money Market Fund's portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than 397 days (with certain exceptions). The Board of Directors has also established procedures that are intended to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Directors deem appropriate, of the extent, if any, to which the net asset value per share of each Money Market Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

Non-Money Market Funds
----------------------

          As stated in their Prospectuses, the Growth & Income, Equity Income, Equity Growth, International Equity and Diversified Real Estate Funds' investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Company's Board of Directors. A security that is primarily traded on a domestic securities exchange (including securities traded through the

National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, provided that if such securities are not traded on the valuation date, they will be valued at the preceding closing values and provided further, that when an occurrence subsequent to the time of valuation is likely to have changed the value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Company's Board of Directors. Over-the-counter securities and securities listed or traded on foreign exchanges with operations similar to the U.S. over-the-counter market are valued at the mean of the most recent available quoted bid and asked prices in the over-the-counter market.

          As stated in their Prospectuses, the Limited Maturity Bond, Total Return Bond, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds' investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities for which market quotations are readily available (other than securities with remaining maturities of 60 days or less) are valued at the mean of the most recent bid and asked prices.

          For each Non-Money Market Fund, market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques, and/or quoted bid and asked prices provided by investment dealers. Short-term investments that mature in 60 days or less are valued at amortized cost unless the Board of Directors determines that this does not constitute fair value.


ADDITIONAL INFORMATION CONCERNING TAXES
---------------------------------------

          The following summarizes certain additional considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

Tax-Exempt Money Market, Tax-Exempt Money Market (Trust), Maryland Tax-Exempt
-----------------------------------------------------------------------------
Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds
---------------------------------------------------------------------

          For purposes of this discussion regarding additional information concerning taxes, the Tax-Exempt Money Market, Tax-Exempt Money Market (Trust), Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may be collectively referred to as the "Tax-Exempt Funds."

          As described above and in their Prospectuses, the Tax-Exempt Funds are designed to provide investors with income exempt from regular federal income tax and, with respect to the Maryland Tax-Exempt Bond Fund, Maryland state and local income tax. These Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation. The Tax-Exempt Money Market Funds are not designed for investors seeking maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds may not be suitable for tax-exempt institutions, or for retirement plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Funds may not be appropriate investments for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

          The percentage of total dividends paid by a Tax-Exempt Fund with respect to any taxable year which qualify as federal exempt-interest dividends will be the same for all shareholders receiving dividends for such year. In order for a Tax-Exempt Fund to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of such Fund's portfolio must consist of exempt-interest obligations. In addition, each Tax-Exempt Fund must distribute an amount equal to at least the sum of 90% of its net exempt-interest income, if any, and 90% of its investment company taxable income, if any, with respect to each taxable year. After the close of the taxable year, each Tax-Exempt Fund will notify shareholders of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund for the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

          Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund generally is not deductible for federal income tax purposes. If a shareholder holds shares of a Tax-Exempt Fund for six months or less, any loss on the sale of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

          Income itself exempt from federal income taxation will be considered in addition to adjusted gross income when determining whether Social Security payments received by a shareholder are subject to federal income taxation.

          Each Tax-Exempt Fund intends to distribute to shareholders any taxable income earned by it, which will be taxable to shareholders as ordinary income (whether paid in cash or additional shares).

Growth & Income, Equity Income, Equity Growth, International Equity, Limited
----------------------------------------------------------------------------
Maturity Bond and Total Return Bond Funds
-----------------------------------------

          With respect to the Growth & Income, Equity Income, Equity Growth, International Equity, Limited Maturity Bond and Total Return Bond Funds, some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument, if such instrument is not subject to the mark-to-market rules under the Code. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules.

          With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A Fund may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the Fund and which are not part of a straddle ("Capital Asset Election").
The Treasury Department has issued regulations under which certain transactions with respect to which a Fund has not made the Capital Asset Election and that are part of a "section 988 hedging transaction" (as defined in the Code and Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar-denominated investments that the Funds may make (such as non-U.S. dollar-denominated debt securities and obligations and certain preferred stocks) and some of the foreign currency contracts the Funds may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

          In addition, certain foreign currency contracts held by a Fund at the close of such Fund's taxable year will be treated for federal income tax purposes as sold for their full market value on the last business day of such year, a process known as "mark-to-market." If a Fund makes the Capital Asset Election with respect to such contracts, 40% of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the contract (the "40-60 rule"). Otherwise, such gain or loss will be ordinary in nature. The amount of any gain or loss actually realized by the Fund in a subsequent sale or other disposition of those contracts will be adjusted to reflect any gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions:
(1) the contract must require delivery of, or the settlement value of the contract must depend on the value of, a foreign currency of a type in which regulated futures contracts are traded; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under these provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Forward foreign currency contracts may also result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and requirements to capitalize interest and carrying charges may apply.

Diversified Real Estate Fund
----------------------------

          The Diversified Real Estate Fund may invest in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Adviser does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

All Funds
---------

          Net realized long-term capital gains, if any, will be distributed to shareholders at least annually. (Generally, however, the Money Market Funds do not expect to realize long-term capital gains.) The Funds will generally have no tax liability with respect to such gains and the distributions (whether paid in cash or additional shares) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain dividends in a written notice mailed by the Company to shareholders not later than 60 days after the close of each Fund's taxable year. Shareholders should note that, upon the sale of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

          Ordinary income and short-term capital gains of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. The maximum tax rate for long-term capital gain of individuals is 20%. For corporations, capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. Each Fund intends to make sufficient distributions or deemed distributions of any ordinary taxable income and any capital gain net income to avoid liability for this excise tax.

          Each Fund is treated as a separate entity under the Code. During the most recent taxable year, each Fund qualified as a "regulated investment company." Although each Fund expects to qualify as a regulated investment company in subsequent years and to be relieved of all or substantially all federal income taxes, and in the case of the Maryland Tax-Exempt Bond Fund, Maryland state and local income taxes, depending upon the extent of the Company's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

          If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (whether or not derived from interest on municipal obligations in the case of the Tax-Exempt Funds) would be taxable as ordinary income shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction allowed to corporations under the Code.

          Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."


MANAGEMENT OF THE COMPANY
-------------------------

Directors and Officers
----------------------

          The Directors and officers of the Company, their addresses, principal occupations during the past five years, and other affiliations are as follows

                                                     Principal Occupations
                             Position with           During Past 5 Years
Name and Address             the Company             and Other Affiliations
----------------             -------------           ----------------------
LESLIE B. DISHAROON*         Chairman of the         Retired; Director, Baltimore Gas &
11321 John Carroll Road      Board and President     Electric Company; Director, Travelers
Owings Mills, MD 21117                               Inc. (diversified financial
Age:  65                                             services); Director, GRC
                                                     International, Inc. (technology based
                                                     services and products); Director,
                                                     Aegon USA, Inc. (holding
                                                     company-insurance).

DECATUR H. MILLER*           Director and            Retired; Partner and former Chairman
26 Whitfield Road            Treasurer               of the law firm of Piper & Marbury,
Baltimore, MD 21201                                  Baltimore, Maryland until 1995.
Age:  65

                                                  Principal Occupations
                               Position with      During Past 5 Years
Name and Address               the Company        and Other Affiliations
----------------               -----------        ----------------------
EDWARD D. MILLER               Director           Dean/Chief Executive Officer, Johns
Johns Hopkins Medicine                            Hopkins Medicine, January 1997 to
720 Rutland Street                                date; Interim Dean, Johns Hopkins
Baltimore, MD  21205-2196                         Medicine, March 1996 to January 1997;
Age:  55                                          Chairman, Department of
                                                  Anesthesiology and Critical Care
                                                  Medicine, Johns Hopkins University,
                                                  July 1994 to date; Chairman,
                                                  Department of Anesthesiology,
                                                  Columbia Presbyterian Hospital, March
                                                  1993 to June 1994.

JOHN R. MURPHY                 Director           Vice Chairman, National Geographic
3115 Blendon Road                                 Society, March 1998 to date;
Owings Mills, MD 21117                            President and Chief Executive
Age:  64                                          Officer, National Geographic Society
                                                  May 1996 to March 1998; Director,
                                                  Provant, Inc.; Director, Omnicom
                                                  Group, Inc. (holding company -
                                                  advertising); Director, Monarch
                                                  Avalon Inc. (games, graphic arts,
                                                  envelope manufacturing) until 1994.

GEORGE R. PACKARD, III         Director           President, U.S. - Japan Foundation,
4425 Garfield Street, N.W.                        July 1998 to date; Visiting
Washington, DC 20007                              President, International University
Age:  66                                          of Japan, 1994 to date; Former Dean,
                                                  School of Advanced International
                                                  Studies at The Johns Hopkins
                                                  University; Director, Offitbank
                                                  (private bank).

W. BRUCE McCONNEL, III         Secretary          Partner of the law firm of
1345 Chestnut Street                              Drinker Biddle & Reath LLP,
Philadelphia, PA 19107-3496                       Philadelphia, Pennsylvania.
Age:  54

___________________

* Messrs. Disharoon and Miller are considered to be "interested persons" of the Company as defined in the 1940 Act.

                           _________________________

          Effective June 1, 1998, each Director of the Company receives an annual fee of $9,500 plus $2,000 for each Board meeting attended and reimbursement for expenses incurred as a Director. Additionally, the Chairman of the Board and President of the Company receives an additional annual fee of $7,500 for his services in such capacities. Prior to June 1, 1998, each Director received an annual fee of $3,500 plus $1,625 for each Board meeting attended, as well as reimbursement of expenses incurred as a Director. For the fiscal year ended May 31, 1998, the Company paid or accrued for the account of its Directors as a group, for services in all capacities, a total of $45,125. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

          The following chart provides certain information about the fees received by the Company's Directors for their services as members of the Board of Directors and as officers of the Company for the fiscal year ended May 31, 1998:

========================================================================================
                                                   PENSION OR
                                                   RETIREMENT
                                                    BENEFITS      TOTAL COMPENSATION
                                  AGGREGATE        ACCRUED AS    FROM THE COMPANY AND
                                 COMPENSATION       PART OF         FUND COMPLEX*
     NAME OF                       FROM THE         COMPANY            PAID TO
  PERSON/POSITION                  COMPANY          EXPENSES          DIRECTORS
----------------------------------------------------------------------------------------
Leslie B. Disharoon                 $10,000           N/A              $10,000
Chairman of the Board of
Directors and President
----------------------------------------------------------------------------------------
Decatur H. Miller                   $ 8,375           N/A              $ 8,375
Director and Treasurer
----------------------------------------------------------------------------------------
John R. Murphy                      $10,000           N/A              $10,000
Director
----------------------------------------------------------------------------------------
George R. Packard, III              $ 8,375           N/A              $ 8,375
Director
----------------------------------------------------------------------------------------
J. Stevenson Peck**                 $ 8,375           N/A              $ 8,375
Director
========================================================================================


*    The "Fund Complex" consists solely of the Company.
**   Mr. Peck resigned as a Director of the Company on March 2, 1998.

Advisory and Sub-Advisory Services
----------------------------------

          Mercantile-Safe Deposit and Trust Company (the "Adviser" or "Mercantile") serves as investment adviser to the Funds pursuant to two Advisory Agreements, one with respect to the Tax-Exempt Money Market Fund (Trust) dated July 21, 1989, and one with respect to the Prime Money Market, Government Money Market, Tax-Exempt Money Market, Growth

& Income, International Equity, Limited Maturity Bond, Maryland Tax-Exempt Bond, Diversified Real Estate, Equity Income, Equity Growth, Total Return Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds dated July 24, 1998. BlackRock International Ltd. (the "Sub-Adviser" or "BlackRock") provides sub-advisory services with respect to the International Equity Fund pursuant to a Sub-Advisory Agreement dated March 19, 1996. Each of the Adviser and Sub-Adviser has agreed to pay all expenses incurred by it in connection with its activities. For advisory services provided by it, the Adviser is entitled to receive a fee from each Fund except the Tax-Exempt Money Market Fund (Trust), computed daily and payable monthly, based on the average net assets of each of the Funds. For sub-advisory services provided by it, the Sub-Adviser is entitled to receive a fee from the Adviser based on the International Equity Fund's average daily net assets. (See "Management of the Company -- Expenses" in the Prospectuses relating to those Funds for the fee schedule.) The Adviser does not receive a fee for advisory services provided with respect to the Tax-Exempt Money Market Fund (Trust).

          For the fiscal ears ended May 31, 1998, May 31, 1997 and May 31, 1996, (i) the Company paid advisory fees, net of waivers, of $962,316, $858,617 and $861,899, respectively, with respect to the Prime Money Market Fund; $825,313, $697,746 and $685,707, respectively, with respect to the Government Money Market Fund; and $198,496, $143,084 and $155,912, respectively, with respect to the Tax-Exempt Money Market Fund; and (ii) the Adviser voluntarily waived fees of $40,097, $35,776 and $35,912, respectively, with respect to the Prime Money Market Fund; $71,766, $60,674 and $59,626, respectively, with respect to the Government Money Market Fund; and $17,260, $12,442 and $13,558, respectively, with respect to the Tax-Exempt Money Market Fund.

          For the fiscal years ended May 31, 1998, May 31, 1997 and May 31, 1996, (i) the Company paid advisory fees, net of waivers, of $767,215, $541,891 and $441,361, respectively, with respect to the Growth & Income Fund; $610,879, $571,056 and $535,892, respectively, with respect to the International Equity Fund; $63,788, $93,699 and $108,093, respectively, with respect to the Limited Maturity Bond Fund; and $6,676, $3,693 and $17,211, respectively, with respect to the Maryland Tax-Exempt Bond Fund; and (ii) the Adviser voluntarily waived fees of $297,277, $175,151 and $159,038, respectively, with respect to the Growth & Income Fund; $50,027, $44,785 and $49,092, respectively, with respect to the International Equity Fund; $88,067, $60,993 and $43,278, respectively, with respect to the Limited Maturity Bond Fund; and $44,200, $41,084 and $40,159, respectively, with respect to the Maryland Tax-Exempt Bond Fund.

          For the fiscal period August 1, 1997 (commencement of operations) through May 31, 1998 (i) the Company paid advisory fees, net of waivers, of $0 with respect to the Diversified Real Estate Fund; and (ii) the Adviser voluntarily waived fees of $39,899 with respect to the Diversified Real Estate Fund.

          For the fiscal period March 1, 1998 (commencement of operations) through May 31, 1998, (i) the Company paid advisory fees, net of waivers, of $372,016 with respect to the Equity Income Fund; $27,570 with respect to the Equity Growth Fund; $50,019 with respect to the Total Return Bond Fund; $48,852 with respect to the Intermediate Tax-Exempt Bond Fund; and $91,231 with respect to the National Tax-Exempt Bond Fund; and (ii) the Adviser voluntarily waived fees of $129,579 with respect to the Equity Income Fund; $26,666 with respect to the Equity Growth Fund; $38,983 with respect to the Total Return Bond Fund; $73,932 with respect to the Intermediate Tax-Exempt Bond Fund; and $130,803 with respect to the National Tax-Exempt Bond Fund.

          For the fiscal years ended May 31, 1998, May 31, 1997 and May 31, 1996, (i) the Adviser paid the Sub-Adviser (including the predecessor sub-adviser for periods prior to March 19, 1996) sub-advisory fees, net of waivers, of $343,620, $321,217 and $312,682, respectively, and (ii) the Sub-Adviser (including the predecessor sub-adviser for periods prior to March 19, 1996) waived sub-advisory fees of $28,140, $25,193 and $16,372, respectively.

          Under the Advisory Agreements, the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of such Agreements, and the Company has agreed to indemnify the Adviser against any claims or other liabilities arising out of
any such error of judgment or mistake or loss.   The Adviser shall remain
liable, however, for any loss resulting from willful misfeasance, bad faith, or negligence (gross negligence with respect to the Advisory Agreement for the Tax-Exempt Money Market Fund (Trust)) on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Agreements.

          Unless sooner terminated, the Advisory and Sub-Advisory Agreements will continue in effect through July 20, 1999 (July 31, 1999 with respect to the Advisory Agreement for the Prime Money Market, Government Money Market, Tax-Exempt Money Market, Growth & Income, International Equity, Limited Maturity Bond, Maryland Tax-Exempt Bond, Diversified Real Estate, Equity Income, Equity Growth, Total Return Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds). Each Advisory or Sub-Advisory Agreement will continue from year to year after its anticipated termination date if such continuance is approved at least annually by the Company's Board of Directors or by the affirmative vote of a majority of the outstanding shares of each Fund, provided that in either event such Agreement's continuance also is approved by a majority of the Company's Directors who are not parties to such Agreement, or "interested persons" (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory or Sub-Advisory Agreement may be terminated by the Company or the Adviser (or the Sub-Adviser in the case of the Sub-Advisory Agreement) on 60 days written notice, and will terminate immediately in the event of its assignment. Upon termination of the Advisory Agreements, the Company would be required, at the request of the Adviser, to change its name to a name not including "M.S.D. & T." or "Mercantile-Safe Deposit and Trust Company."

Administrator
-------------

          Mercantile serves as the Company's administrator pursuant to an Administration Agreement dated as of May 28, 1993 (the "Administration Agreement"). Mercantile has agreed to maintain office facilities for the Company, furnish the Company with statistical and research data, clerical and certain other services required by the Company, and to assist in updating the Company's Registration Statement for filing with the SEC.

          The Administration Agreement provides that Mercantile shall not be liable for acts or omissions which do not constitute willful misfeasance, bad faith or gross negligence on the part of Mercantile, or reckless disregard by Mercantile of its duties under the Administration Agreement.

Custodians and Transfer Agent
-----------------------------

          The Fifth Third Bank ("Fifth Third") serves as custodian of the assets of each Fund except the International Equity Fund, and State Street Bank and Trust Company ("State Street") serves as custodian of the assets of the International Equity Fund, pursuant to separate Custody Agreements, under which each custodian has agreed, among other things, to (i) maintain a separate account in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments; and (iv) make periodic reports to the Company concerning each Fund's operations. Each Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that the Custodian shall remain liable for the performance of all of its duties under its respective Custody Agreement and will hold the Fund or Funds harmless from losses caused by the negligence or willful misconduct of any bank or trust company serving as sub-custodian.

          State Street also serves as transfer agent and dividend disbursing agent for the Funds. Under its Transfer Agency and Service Agreement, State Street has agreed, among other things, to (i) receive purchase orders and redemption requests for shares of the Funds; (ii) issue and redeem shares of the Funds; (iii) effect transfers of shares of the Funds; (iv) prepare and transmit payments for dividends and distributions declared by the Funds; (v) maintain records of account for the Funds and shareholders and advise each as to the foregoing; (vi) record the issuance of shares of each Fund and maintain a record of and provide the Fund on a regular basis with the total number of shares of each Fund which are authorized, issued and outstanding; (vii) perform the customary services of a transfer agent, dividend disbursing agent and custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open account or similar plans; and (viii) provide a system enabling the Funds to monitor the total number of shares sold in each state.

Distributor and Fund Accountant
-------------------------------

          Shares of the Funds are distributed continuously and without a sales load by BISYS (the "Distributor"). The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares. No compensation is payable by the Funds to the Distributor for distribution services provided.

          Unless otherwise terminated, the Distribution Agreement will remain in effect until July 20, 1999, and thereafter will continue automatically with respect to each Fund from year to year if approved at least annually by the Company's Board of Directors, or by the vote of a majority of the outstanding voting securities of the Fund, and by the vote of a majority of the Directors of the Company who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

          BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an affiliate of the Distributor, provides fund accounting services for the Company, including the computation of each Fund's net asset value, net income and realized capital gains, if any.

Compensation of Administrator, Custodians, Transfer Agent and Fund Accountant
-----------------------------------------------------------------------------

          Mercantile, the Custodians and BISYS Ohio are entitled to receive fees based on the aggregate average daily net assets per Fund of the Company. As compensation for transfer agency services provided, State Street is entitled to receive an annual fee based on the number of Funds of the Company, plus a transaction charge for certain transactions and out-of-pocket expenses, and additional fees as compensation for sub-accounting services provided.

          For the fiscal years ended May 31, 1998, May 31, 1997 and May 31, 1996, (i) the Company paid fees, net of waivers, of $1,186,121, $842,744 and $885,838, respectively, to Mercantile for administrative services provided to the Funds; and (ii) Mercantile voluntarily waived fees of $573,843, $435,208 and $370,441, respectively.

Banking Laws
------------

          The Glass-Steagall Act, among other things, prohibits banks from engaging to any extent in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that
                                    ------------------------------------
the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment
              --------------------------------------------------------------
Company Institute that the Board did not exceed its authority under the Holding
-----------------
Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

          The Adviser believes, with respect to its activities as required by the Advisory and Administration Agreements and as contemplated by the Prospectuses and this Statement of Additional Information, and the Sub-Adviser believe, with respect to its activities as required by the Sub-Advisory Agreement and as contemplated by the Prospectus for the International Equity Fund and this Statement of Additional Information, that, if the question were properly presented, a court should hold that the Adviser or Sub-Adviser, as the case may be, may each perform such activities without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether banks may perform services comparable to those performed by the Adviser and Sub-Adviser and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent the Adviser and Sub-Adviser from continuing to perform such services for the Funds. If the Adviser or Sub-Adviser were prohibited from continuing to perform advisory/administration and sub-advisory services for the Funds, it is expected that the Board of Directors would recommend that the Funds affected enter into new agreements or would consider the possible termination of such Funds. Any new advisory or sub-advisory agreement would be subject to shareholder approval.

          If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Funds expect that the Adviser, or an affiliate of the Adviser, would consider the possibility of offering to perform additional services for the Funds. Legislation modifying such restrictions has been introduced in past sessions of Congress. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Adviser or such an affiliate, might offer to provide such services.

Expenses
--------

          Except as noted below, the Adviser bears all expenses in connection with the performance of its advisory and administrative services and the Sub-Adviser bears all expenses in connection with the performance of its sub-advisory services. The Company bears its owns expenses incurred in its operations, including: organizational costs; taxes; interest; fees (including fees paid to its directors and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory fees; administration fees and expenses; charges of the custodians, transfer agent and fund accountant; certain insurance premiums; outside auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meeting; fees of industry organizations such as the Investment Company Institute; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of its portfolio securities.

INDEPENDENT ACCOUNTANTS
-----------------------

          PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serve as independent accountants for the Company. The financial statements which are incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, whose report thereon is also incorporated by reference into this Statement of Additional Information, and have been incorporated by reference herein in reliance on the report of PricewaterhouseCoopers LLP given upon their authority as experts in accounting and auditing.


COUNSEL
-------

          Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serve as counsel to the Company and will pass upon certain legal matters on behalf of the Company.


ADDITIONAL INFORMATION CONCERNING SHARES
----------------------------------------

          The Company was incorporated in Maryland on March 7, 1989. The Company's Articles of Incorporation authorize the Board of Directors to issue up to 10,000,000,000 full and fractional shares of capital stock, $.001 par value per share. The Company's Articles of Incorporation further authorize the Board of Directors to classify and reclassify any unissued shares into any number of additional classes of shares. Of these authorized shares, 700,000,000 shares are classified as Class A Common Stock representing shares of the Prime Money Market Fund, 700,000,000 shares are classified as Class B Common Stock representing shares of the Government Money Market Fund, 600,000,000 shares are classified as Class C Common Stock representing shares of the Tax-Exempt Money Market Fund, 600,000,000 shares are classified as Class D Common Stock representing shares of the Tax-Exempt Money Market Fund (Trust), 500,000,000 shares are classified as Class E Common Stock representing shares of the Growth & Income Fund, 500,000,000 shares are classified as Class F Common Stock representing shares of the Limited Maturity Bond Fund, 400,000,000 shares are classified as Class G Common Stock representing shares of the Maryland Tax-Exempt Bond Fund, 400,000,000 shares are classified as Class H Common Stock representing shares of the International Equity Fund, 400,000,000 shares are classified as Class I Common Stock representing shares of the International Bond Portfolio, 400,000,000 shares are classified as Class J Common Stock representing shares of the Diversified Real Estate Fund, 400,000,000 shares are classified as Class K Common Stock representing shares of the National Tax-Exempt Bond Fund, 400,000,000 shares are classified as Class L Common Stock representing shares of the Total Return Bond Fund, 400,000,000 shares are classified as Class M Common Stock representing shares of the Equity Growth Fund, 400,000,000 shares are classified as Class N Common Stock representing shares of the Equity Income Fund and 400,000,000 shares are classified as Class O Common Stock representing shares of the Intermediate Tax-Exempt Bond Fund. As of the date of this Statement of Additional Information, the International Bond Fund had not commenced operations.

          In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

          Shareholders of the Funds, as well as those of any other investment portfolio offered by the Company in the future, will vote in the aggregate and not by portfolio or class on all matters, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment objective or investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of all Funds voting together in the aggregate without regard to particular Funds.

          Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's Common Stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Company's Articles of Incorporation, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio). The Company's Bylaws enable shareholders to call for a meeting to vote on the removal of one or more directors; the affirmative vote of a majority of the Company's outstanding shares is required to remove a director. Meetings of the Company's shareholders shall be called by the Board of Directors upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

          The Company's Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey a Fund's assets to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such Fund to be redeemed at a price equal to their net asset value which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of such Fund to be redeemed at their net asset value; or (c) combine a Fund's assets with the assets belonging to one or more other Funds if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any Fund participating in such combination and, in connection therewith, to cause all outstanding shares of any such Fund to be redeemed or converted into shares of another Fund at their net asset value. The exercise of such authority may be subject to certain restrictions under the 1940 Act.


ADDITIONAL PERFORMANCE INFORMATION
----------------------------------

Money Market Funds
------------------

          The "yield" and "effective yield" of each Money Market Fund described in the Prospectuses relating to those Funds are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for each Money Market Fund is computed separately by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares and all fees, other than nonrecurring account sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for each Fund is computed by compounding a particular Fund's unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. For those shareholders who pay Banks a fee for automatic investment or other cash management services, the Funds' effective yields will be lower than for shareholders who do not. For the seven-day period ended May 31, 1998, the yield for each of the Money Market Funds was as follows: Prime Money Market Fund, 5.19%; Government Money Market Fund, 5.13%; Tax-Exempt Money Market Fund, 3.29%; Tax-Exempt Money Market Fund (Trust), 3.51%. For the seven-day period ended May 31, 1998, the effective yield for each of the Money Market Funds was as follows:
Prime Money Market Fund, 5.33%; Government Money Market Fund, 5.26%; Tax-Exempt Money Market Fund, 3.35%; and Tax-Exempt Money Market Fund (Trust), 3.57%.

          In addition, the Tax-Exempt Money Market Funds may quote their standardized "tax-equivalent yield," which is computed by: (a) dividing the portion of a Tax-Exempt Money Market Fund's yield (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax. For the seven-day period ended May 31, 1998, the tax-equivalent yields for the Tax-Exempt Money Market Fund and the

Tax-Exempt Money Market Fund (Trust) were 5.45% and 5.81%, respectively (assuming a federal income tax rate of 39.6%).

          The "monthly yield" of each Money Market Fund described in the Prospectuses relating to those Funds is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/number of days in the month). The annualized effective monthly yield for each Fund is computed by compounding a particular Fund's unannualized monthly base period return (calculated as just described) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by the number of days in the month, and subtracting one from the result.

          The Money Market Funds may from time to time quote yields relating to time periods other than those described above and in the Prospectuses relating to the Money Market Funds. Such yields will be computed in a manner which is similar to those computations described.

          A Money Market Fund's quoted yield is not indicative of future yields and will depend upon factors such as portfolio maturity, its expenses and the types of instruments it holds.

Non-Money Market Funds
----------------------

          Yield Calculations.  From time to time the Non-Money Market Funds may
          ------------------
quote their yields in advertisements, sales literature or in reports to shareholders. The yield for a Fund is calculated by dividing the net investment income per share (as described below) earned during a 30-day period by its net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period in the Fund is based on the average daily number of shares outstanding in the Fund during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                       a-b
          Yield = 2 [(----- + 1)6 - 1]
                       cd

     Where:       a =  dividends and interest earned during the period.

                  b =  expenses accrued for the period (net of reimbursements).

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                  d =  net asset value per share on the last day of the period.

          For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the portfolio. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds calculate interest earned on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

          With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs is accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

          Undeclared earned income may be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

          The Intermediate Tax-Exempt Bond Fund's and National Tax-Exempt Bond Fund's "tax-equivalent" yield is computed by (a) dividing the portion of a Fund's yield that is exempt from federal income taxes by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of such yield that is not exempt from federal income tax. The Maryland Tax-Exempt Bond Fund's "tax-equivalent" yield is computed by: (a) dividing the portion of the Fund's yield that is exempt from both federal and Maryland state income taxes by one minus a stated combined federal and Maryland state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from federal income tax only by one minus a stated federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of such yield that is not exempt from Federal income tax.

          For the 30-day period ended May 31, 1998, the yield for the Growth & Income Fund was 0.85%; for the Equity Income Fund was 1.43%; for the Equity Growth Fund was 0.63%; for the Diversified Real Estate Fund was 4.94%; for the Limited Maturity Bond Fund was 5.54%; for the Total Return Bond Fund was 5.78%; for the Maryland Tax-Exempt Bond Fund was 4.23% and the tax-equivalent yield was 7.00%; for the Intermediate Tax-Exempt Bond Fund was 3.74% and the tax-equivalent yield was 6.19%; and for the National Tax-Exempt Bond Fund was 3.78% and the tax-equivalent yield was 6.26%.

          Total Return Calculations.  The Non-Money Market Funds compute their
          -------------------------
average annual total returns by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular Fund to the ending redeemable value of such investment in the Fund. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                      ERV  1/n
               T = [(-----) - 1]
                       P

     Where:    T =  average annual total return.

             ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

               P =  hypothetical initial payment of $1,000.

               n = period covered by the computation, expressed in terms of years.

          The Non-Money Market Funds compute their aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular Fund to the ending redeemable value of such investment in the Fund. The formula for calculating aggregate total return is as follows:

                       ERV
               T = [(-------) - 1]
                        P

          The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

          Based on the foregoing calculations, the average annual total returns for the Growth & Income Fund, Limited Maturity Bond Fund and Maryland Tax-Exempt Bond Fund for the twelve months ended May 31, 1998 were 29.40%, 8.15% and 9.03%, respectively; for the five years ended May 31, 1998 were 18.48%, 5.70% and 5.39%, respectively; and for the period from the commencement of operations through May 31, 1998 were 16.79%, 6.52% and 6.24%, respectively. The average annual total returns for the International Equity Fund for the twelve months ended May 31, 1998 and for the period from the commencement of operations through May 31, 1998 were 12.77% and 11.37%, respectively. The aggregate total returns for the Growth & Income Fund, Limited Maturity Bond Fund and Maryland Tax-Exempt Bond Fund for the one-year period ended May 31, 1998 were 29.40%, 8.15% and 9.03%, respectively, for the five-year period ended May 31, 1998 were 133.45%, 31.92% and 30.04%, respectively; and for the period from the commencement of operations to May 31, 1998 were 208.45%, 57.76% and 43.77%, respectively. The aggregate total return for the International Equity Fund for the one-year period ended May 31, 1998 was 12.77% and for the period from commencement of operations to May 31, 1998 was 69.74%.

          Based on the foregoing calculations, the average annual total return and the aggregate total return for the Diversified Real Estate Fund for the period from August 1, 1997 (commencement of operations) through May 31, 1998 were 5.22% and 4.31%, respectively. The average annual total returns for the Equity Income Fund, Equity Growth Fund, Total Return Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund for the period from March 1, 1998 (commencement of operations) through May 31, 1998 were 9.47%, 12.10%, 6.97%, 4.38% and 6.75%, respectively, and the aggregate total return for such Funds for the above period were 2.28%, 2.89%, 1.69%, 1.07% and 1.64%, respectively.

          Since performance will fluctuate, performance data for the Funds cannot necessarily be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

     Hypothetical Performance Information
     ------------------------------------

          In addition to providing performance information that demonstrates the actual yield or return of a particular Fund over a particular period of time, the Tax-Exempt Money Market Funds, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund or National Tax Exempt Bond Fund may provide certain other information demonstrating hypothetical yields or returns. For example, the table below illustrates the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt investments yielding from 4.00% to 6.50%. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Tax-Exempt Money Market Funds, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund or National Tax-Exempt Bond Fund, which may be higher or lower than those shown. A Fund's yield will fluctuate as market conditions change. For investors in a low tax bracket, investing in a tax-exempt investment may not be beneficial if a higher yield after taxes could be received from a taxable investment. Investors should be aware that tax brackets may change over time and they should consult their own tax adviser with specific reference to their own tax situation.



                     For the Tax-Exempt Money Market Funds:

--------------------------------------------------------------------------------------

                                      Federal
                                      Marginal
    Taxable Income                    Tax                Tax-Exempt Yields
                                      Rate    4.00%  4.50%  5.00%  5.50%  6.00%  6.50%
--------------------------------------------------------------------------------------
  Single Return      Joint Return                   Equivalent Taxable Yields
$      0-$ 24,650  $      0-$ 41,200    15%   4.71%  5.29%  5.88%  6.47%  7.06%  7.65%
$ 24,651-$ 59,750  $ 41,201-$ 99,600    28%   5.56%  6.25%  6.94%  7.64%  8.33%  9.03%
$ 59,751-$124,650  $ 99,601-$151,750    31%   5.80%  6.52%  7.25%  7.97%  8.70%  9.42%
$124,651-$271,050  $151,751-$271,050    36%   6.25%  7.03%  7.81%  8.59%  9.38% 10.16%
    Over $271,050      Over $271,050  39.6%   6.62%  7.45%  8.28%  9.11%  9.93% 10.76%
--------------------------------------------------------------------------------------

THE TAX-EXEMPT YIELDS USED HERE ARE HYPOTHETICAL AND NO ASSURANCE CAN BE MADE THAT THE FUNDS WILL OBTAIN ANY PARTICULAR YIELDS. A FUND'S YIELD FLUCTUATES AS MARKET CONDITIONS CHANGE. THE TAX BRACKETS AND RELATED YIELD CALCULATIONS ARE BASED ON THE 1998 FEDERAL MARGINAL TAX RATES INDICATED IN THE TABLE. THE TABLE DOES NOT REFLECT THE PHASE OUT OF PERSONAL EXEMPTIONS AND ITEMIZED DEDUCTIONS WHICH WILL APPLY TO CERTAIN HIGHER INCOME TAXPAYERS.
--------------------------------------------------------------------------------

                     For the Maryland Tax-Exempt Bond Fund:

-------------------------------------------------------------------------------------------
                                        Combined
                                        Federal
                                        and
                                        Maryland
                                        Marginal
                                        Tax                  Tax-Exempt Yields
       Taxable Income                   Rate       4.00%  4.50%  5.00%  5.50%  6.00%  6.50%
-------------------------------------------------------------------------------------------
  Single Return       Joint Return                      Equivalent Taxable Yields
$  3,000-$ 24,650    $  3,000-$ 41,200    21.38%   5.09%  5.72%  6.36%  6.99%  7.63%  8.27%
$ 24,651-$ 59,750    $ 41,201-$ 99,600     33.4%   6.01%  6.76%  7.51%  8.26%  9.01%  9.76%
$ 59,751-$124,650    $ 99,601-$151,750    36.18%   6.27%  7.05%  7.84%  8.62%  9.40%  0.18%
$124,651-$271,050    $151,751-$271,050    40.76%   6.75%  7.60%  8.44%  9.28% 10.13%  0.97%
    Over $271,050        Over $271,050    44.04%   7.15%  8.04%  8.93%  9.83% 10.72% 11.62%
-------------------------------------------------------------------------------------------

The tax-exempt yields used here are hypothetical and no assurance can the made that the Fund will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and related yield calculations are based on the 1998 federal marginal tax rates, and assume a federal tax benefit for state and local taxes. For 1998, the Maryland state tax rate is 5%. The Maryland county tax is assumed to be at least one-half the state rate which is applicable in all counties except Worcester County and Maryland and Federal taxable income are assumed to be the same. The table does not reflect the phase out of personal exemptions and itemized deductions which will apply to certain higher income taxpayers.
--------------------------------------------------------------------------------

       For the Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds:

-------------------------------------------------------------------------------------

                                     Federal
                                     Marginal
    Taxable Income                   Tax                  Tax-Exempt Yields
                                     Rate    4.00%  4.50%  5.00%  5.50%  6.00%  6.50%
-------------------------------------------------------------------------------------
 Single Return     Joint Return                     Equivalent Taxable Yields
$      0-$ 24,650  $      0-$ 41,200   15%   4.71%  5.29%  5.88%  6.47%  7.06%  7.65%
$ 24,651-$ 59,750  $ 41,201-$ 99,600   28%   5.56%  6.25%  6.94%  7.64%  8.33%  9.03%
$ 59,751-$124,650  $ 99,601-$151,750   31%   5.80%  6.52%  7.25%  7.97%  8.70%  9.42%
$124,651-$271,050  $151,751-$271,050   36%   6.25%  7.03%  7.81%  8.59%  9.38% 10.16%
    Over $271,050      Over $271,050 39.6%   6.62%  7.45%  8.28%  9.11%  9.93% 10.76%
-------------------------------------------------------------------------------------

THE TAX-EXEMPT YIELDS USED HERE ARE HYPOTHETICAL AND NO ASSURANCE CAN BE MADE THAT THE FUNDS WILL OBTAIN ANY PARTICULAR YIELDS. A FUND'S YIELD FLUCTUATES AS MARKET CONDITIONS CHANGE. THE TAX BRACKETS AND RELATED YIELD CALCULATIONS ARE BASED ON THE 1998 FEDERAL MARGINAL TAX RATES INDICATED IN THE TABLE. THE TABLE DOES NOT REFLECT THE PHASE OUT OF PERSONAL EXEMPTIONS AND ITEMIZED DEDUCTIONS WHICH WILL APPLY TO CERTAIN HIGHER INCOME TAXPAYERS.

Distribution Rates
------------------

          The Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund may also quote from time to time distribution rates in reports to shareholders and in sales literature. The distribution rate for a specified period is calculated by annualizing the daily distributions of net investment income and dividing this amount by the daily ending net asset value, and then adding all the daily numbers and dividing by the number of days in the specified period. Distribution rates do not reflect realized and unrealized capital gains and losses. The distribution rates for the Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund for the month ended May 31, 1998 were 5.83%, 5.88%, 4.59%, 3.85% and 4.48%, respectively.

     Performance Comparisons
     -----------------------

          From time to time, in advertisements or in reports to shareholders, a Fund's yield or total return may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, a Money Market Fund's yield may be compared to the Donoghue's Money Fund Average, which is an average compiled by Donoghue's MONEY FUND REPORT(R), a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. The total return and yield
     (i) of
institutions in the top five standard metropolitan statistical areas. The total return and yield (i) of the Non-Money Market Funds may be compared to the Consumer Price Index, (ii) of the Growth & Income, Equity Income and Equity Growth Funds may be compared to the Standard & Poor's 500 Index, an index of unmanaged groups of common stocks, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange, (iii) of the Limited Maturity Bond and Total Return Bond Funds may be compared to the Salomon Brothers Broad Investment Grade Index, the Lehman Government/Corporate Bond Index or the Lehman Aggregate Bond Index,
(iv) of the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may be compared to the Lehman Municipal Bond Index, (v) of the International Equity Fund may be compared to the Morgan Stanley Capital International ("MSCI") All World ex U.S. Index, and (vi) of the Diversified Real Estate Fund may be compared to the National Association of Real Estate Investment Trusts ("NAREIT") Equity REIT Index, an unmanaged index of all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the National Association of Securities Dealers Automated Quotations system ("NASDAQ"), which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, or the Morgan Stanley REIT Index, an unmanaged index of all publicly traded equity REITS (except health care REITs) which have total market capitalizations of at least $100 million and are considered liquid. In addition, total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, may be used in comparing the performance of a Fund. The total return and yield of a Fund may also be compared to data prepared by Lipper Analytical Services, Inc.

          From time to time, the Company may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Company; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of Fund rankings or ratings by recognized rating organizations. The Company may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

          Information concerning the current yield and performance of the Funds may be obtained by calling 1-800-551-2145.

MISCELLANEOUS
-------------

          As used in this Statement of Additional Information and in the Prospectuses, a "majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective (if fundamental) or a fundamental investment policy, the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

          As of July 20, 1998, Mercantile-Safe Deposit and Trust Company, MSDT Funds, Attn: Income Collection Department, P.O. Box 1101, Baltimore, Maryland 21203, owned of record a majority of the outstanding shares of the Company. Mercantile Safe Deposit and Trust Company ("Mercantile") is a wholly-owned subsidiary of Mercantile Bankshares Corporation and is a Maryland trust company. The Company believes that substantially all of the shares held of record by Mercantile were beneficially owned by its customers.

          As of July 20, 1998, the name, address and percentage ownership of each person, in addition to Mercantile, that beneficially owned 5% or more of the outstanding shares of the Company was as follows:

     Prime Money Market Fund The Johns Hopkins Hospital, 600 North Wolfe Street, Baltimore, MD 21287, 61,018,427.00 shares, 13.00%; Abell Foundation,
Attn: Frances Keenan, Treasurer, 111 S. Calvert Street, Suite 2300, Baltimore, MD 21202-6174, 29,880,183.00 shares, 6.37%; Tax-Exempt Money Market Fund Fred Hittman, 3211 Keyser Road, Baltimore, MD 21208, 6,216,257.00 shares, 6.19%; Tax-Exempt Money Market (Trust) Robert H. Levi Marital Trust, c/o Mercantile-Safe Deposit and Trust Company, Two Hopkins Plaza, Baltimore, MD 21201, 3,665,063.00 shares, 5.98; Betty Washington Whiting Deed of Trust, c/o Mercantile-Safe Deposit and Trust Company, Two Hopkins Plaza, Baltimore, MD 21201, 4,125,165.00 shares, 6.73%; and Maryland Tax-Exempt Bond Fund Mr. Kenneth H, Roberts, 6287 Firethorn Drive, Clarksville, MD 21029, 169,825.430 shares, 10.49%; Chelton Communications Systems, Inc., c/o Milton C. Barnard, 8821 Copenhaver Drive, Potomac, MD 20854, 100,925.926 shares, 6.23%.

FINANCIAL STATEMENTS
--------------------

          The audited financial statements and related report of PricewaterhouseCoopers LLP, independent accountants, contained in the Funds' annual report to shareholders for the fiscal year ended May 31, 1998 (the "Annual Report") are hereby incorporated herein by reference. No other parts of the Annual Report are incorporated by reference. Copies of the Annual Report may be obtained by calling 1-800-551-2145 or by writing M.S.D. & T. Funds, Inc., c/o BISYS Fund Services, 3435 Stelzer Roadm Columbus, Ohio 43219-3035.

                                  APPENDIX A
                                  ----------


COMMERCIAL PAPER RATINGS
------------------------

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

          "B" - Issues are regarded as having only a speculative capacity for timely payment.

          "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          "D" - Issues are in payment default.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers or related supporting institutions have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers or related supporting institutions have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          "Prime-3" - Issuers or related supporting institutions have an acceptable ability for repayment of senior short-term promissory obligations. The effects of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.

          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

          "A1" - Obligations are supported by the highest capacity for timely repayment.

          "A2" - Obligations are supported by a satisfactory capacity for timely repayment.

          "A3" - Obligations are supported by an adequate capacity for timely repayment.

          "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

          "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating and is currently highly vulnerable to nonpayment.

          "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          "CI" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          "BB" - Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

          "B" - Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the instrument.

          "CCC" - Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

          "CC" - Bonds are minimally protected. Default in payments of interest seems probable over time.

          "C" - Bonds are in imminent default in payment of interest or principal.

          "DDD," "DD" and "D" - Bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                  APPENDIX B
                                  ----------

          As stated in the Prospectuses, the Equity Income, Equity Growth, Total Return Bond, International Equity, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may enter into futures contracts and options in an effort to have fuller exposure to price movements in securities markets pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions and for other hedging and investment purposes. Such transactions are described in this Appendix.

I.   Interest Rate Futures Contracts.
     -------------------------------

          Use of Interest Rate Futures Contracts.  Bond prices are established
          --------------------------------------
in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund might use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

          Description of Interest Rate Futures Contracts.  An interest rate
          ----------------------------------------------
futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

          A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

          Examples of Futures Contract Sale.  A Fund might engage in an interest
          ---------------------------------
rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Adviser (or Sub-Adviser in the case of the International Equity Fund) wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser or Sub-Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

          In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

          The Adviser or Sub-Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

          If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

          Examples of Futures Contract Purchase.  A Fund might engage in an
          -------------------------------------
interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

          For example, assume that the market price of a long-term bond that a Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser or Sub-Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser or Sub-Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

          The Adviser or Sub-Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

          If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.   Index Futures Contracts.
      -----------------------

          A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. A stock or bond index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks or bonds included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

          A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

          In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

          The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                 ANTICIPATORY PURCHASE HEDGE:  Buy the Future
              Hedge Objective:  Protect Against Increasing Price


  Portfolio                                       Futures
  ---------                                       -------

                                             -Day Hedge is Placed-

Anticipate Buying $62,500                         Buying 1 Index Futures
  Equity Portfolio                                  at 125
                                                  Value of Futures =
                                                        $62,500/Contract

                                             -Day Hedge is Lifted-

Buy Equity Portfolio with                    Sell 1 Index Futures at 130
  Actual Cost = $65,000                           Value of Futures = $65,000/
Increase in Purchase Price =                        Contract
  $2,500                                          Gain on Futures = $2,500


                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                               Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

  Portfolio                                       Futures
  ---------                                       --------

                                             -Day Hedge is Placed-

Anticipate Selling $1,000,000                     Sell 16 Index Futures at 125
  Equity Portfolio                           Value of Futures = $1,000,000

                                             -Day Hedge is Lifted-

Equity Portfolio-Own                         Buy 16 Index Futures at 120
  Stock with Value = $960,000                     Value of Futures = $960,000
  Loss in Fund Value = $40,000               Gain on Futures = $40,000


          If, however, the market moved in the opposite direction, that is, market value decreased and a Fund had entered into an anticipatory purchase hedge, or market value increased and a Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                 ANTICIPATORY PURCHASE HEDGE:  Buy the Future
              Hedge Objective:  Protect Against Increasing Price


  Portfolio                                       Futures
  ---------                                       -------

                                             -Day Hedge is Placed-
Anticipate Buying $62,500                         Buying 1 Index Futures at 125
  Equity Portfolio                           Value of Futures = $62,500/
                                                       Contract

                                             -Day Hedge is Lifted-

Buy Equity Portfolio with                    Sell 1 Index Futures at 120
  Actual Cost - $60,000                           Value of Futures = $60,000/
Decrease in Purchase Price = $2,500                   Contract
                                             Loss on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                               Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

  Portfolio                                       Futures
  ----------                                      --------

                                             -Day Hedge is Placed-

Anticipate Selling $1,000,000                Sell 16 Index Futures at 125
  Equity Portfolio                                Value of Futures = $1,000,000

                                             -Day Hedge is Lifted-

Equity Portfolio-Own                         Buy 16 Index Futures at 130
  Stock with Value = $1,040,000                   Value of Futures = $1,040,000
  Gain in Fund Value = $40,000               Loss of Futures = $40,000


III. Futures Contracts on Foreign Currencies.
     ---------------------------------------

          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments.
     ---------------

          Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or liquid portfolio securities, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser (or Sub-Adviser) may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.   Risks of Transactions in Futures Contracts.
     ------------------------------------------

          There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of a hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

          Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

          In instances involving the purchase of futures contracts by a Fund, an amount of cash or liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby reduce the leverage effect resulting from the use of such futures.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and any securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser or Sub-Adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will normally not be sold until the futures contract can be terminated. In such circumstances, an in-crease in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

          Successful use of futures by the Funds is also subject to the Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts.
     ----------------------------

          The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

VII. Other Transactions
     ------------------

          The Funds are authorized to enter into transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Funds' hedging and other investment strategies if, in the judgment of the Adviser or Sub-Adviser, transactions therein are necessary or advisable.

                          PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

          (a)  Financial Statements

               (1)  (a)  Included in Part A: Financial Highlights for the Prime
                         Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund for the fiscal years ended May 31, 1998, 1997, 1996, 1995, 1994, 1993, 1992 and
                         1991 and for the period from July 21, 1989
                         (commencement of operations) to May 31, 1990; for the Tax-Exempt Money Market Fund (Trust) for the fiscal years ended May 31, 1998, 1997, 1996, 1995, 1994, 1993,
                         1992 and 1991 and for the period from July 25, 1989 (commencement of operations) to May 31, 1990; for the Growth & Income Fund for the fiscal years ended May 31, 1998, 1997, 1996, 1995, 1994, 1993 and 1992 and for the
                         period from February 28, 1991 (commencement of operations) to May 31, 1991; for the Limited Maturity Bond Fund for the fiscal years ended May 31, 1998, 1997, 1996, 1995, 1994, 1993 and 1992 and for the
                         period from March 14, 1991 (commencement of operations) to May 31, 1991; for the Maryland Tax-Exempt Bond Fund for the fiscal years ended May 31, 1998, 1997, 1996, 1995 and 1994 and for the period from June 2, 1992 (commencement of operations) to May 31, 1993; for the International Equity Fund for the fiscal years ended May 31, 1998, 1997, 1996 and 1995 and for the period from July 2, 1993 (commencement of operations) to May 31, 1994; for the Diversified Real Estate Fund for the period from August 1, 1997 (commencement of operations) to May 31, 1998; and for the Total Return Bond Fund, Intermediate Tax-Exempt Bond Fund, National Tax-Exempt Bond Fund, Equity Income Fund and Equity Growth Fund for the period from March 1, 1998 (commencement of operations) to May 31, 1998.

                    (b) Included in Part B: Financial Statements included in Registrant's Annual Report to Shareholders for the fiscal year ended May 31, 1998, as previously filed with the Commission, are incorporated herein by reference.

               (2) All required Financial Statements are included in or incorporated by reference into Parts A and B hereof. All other financial statements and schedules are inapplicable.


          (b)  Exhibits:

               (1)  (a)  Articles of Incorporation of Registrant dated February
                         23, 1989 and recorded in the State of Maryland on March 7, 1989 are incorporated herein by reference to Exhibit
                         (1)(a) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (b) Notice of Change of Resident Agent and Principal Office Address, dated May 17, 1989 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (c) Articles Supplementary dated October 15, 1990 and recorded in the State of Maryland on October 30, 1990 are incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (d) Articles Supplementary dated January 16, 1992 and recorded in the State of Maryland on January 28, 1992 are incorporated herein by reference to Exhibit (1)(d) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (e) Articles Supplementary dated June 23, 1993 and recorded in the State of Maryland on June 25, 1993 are incorporated herein by reference to Exhibit (1)(e) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (f) Articles Supplementary dated May 31, 1994 and recorded in the State of Maryland on June 23, 1994 are incorporated herein by reference to Exhibit (1)(f) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (g) Articles Supplementary dated November 22, 1995 and recorded in the State of Maryland on November 27, 1995 are incorporated herein by reference to Exhibit (1)(g) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (h) Articles Supplementary dated June 8, 1997 and recorded in the State of Maryland on June 19, 1997 are incorporated herein by reference to Exhibit (1)(h) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (i) Articles Supplementary dated February 13, 1998 and recorded in the State of Maryland on February 23, 1998 relating to the Equity Income, Equity Growth, Total Return Bond, National Tax-Exempt Bond and Intermediate Tax-Exempt Bond Funds.


               (2)  (a)  Bylaws of Registrant are incorporated herein by
                         reference to Exhibit (2)(a) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (b) Amendment to Bylaws adopted April 23, 1990 is incorporated herein by reference to Exhibit (2)(b) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (c) Amendment to Bylaws adopted July 17, 1991 is incorporated herein by reference to Exhibit (2)(c) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (d) Amendment to Bylaws adopted January 22, 1996 is incorporated herein by reference to Exhibit (2)(d) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.


               (3)       None.

               (4)  (a)  See Article VI, Section 7.2 of Article VII, Article
                         VIII and Section 10.2 and 10.4 of Article X of the Registrant's Articles of Incorporation incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (b)  See Article I, Section 2.1 and 2.11 of Article II,
                         Article IV and Section 6.1 of Article VI of the Registrant's Bylaws, as amended, incorporated herein by reference to Exhibits (2)(a), (2)(b), (2)(c) and (2)(d) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.


               (5)  (a)  Advisory Agreement between Registrant and Mercantile-
                         Safe Deposit and Trust Company with respect to the Tax-Exempt Money Market Fund (Trust), dated July 21, 1989 is incorporated herein by reference to Exhibit (5)(b) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (b) Advisory Agreement dated as of July 24, 1998 between Registrant and Mercantile-Safe Deposit and Trust Company with respect to the Equity Income, Equity Growth, Total Return Bond, National Tax-Exempt Bond and Intermediate Tax-Exempt Bond Funds is incorporated herein by reference to Exhibit (5)(h) of Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on December 5, 1997.1997.

                    (c) Sub-Advisory Agreement dated as of March 19, 1996 between Mercantile-Safe Deposit and Trust Company and CastleInternational Asset Management Limited (now BlackRock International Ltd.) with respect to the International Equity Fund is incorporated herein by reference to Exhibit (5)(f) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.


               (6)  (a)  Distribution Agreement between Registrant and The
                         Winsbury Company, dated October 1, 1993 is incorporated herein by reference to Exhibit (6)(a) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (b) Amendment dated July 28, 1997 to Schedule A of Distribution Agreement between Registrant and BISYS Fund Services (f/k/a The Winsbury Company) is incorporated herein by reference to Exhibit (6)(b) of Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on December 5, 1997.

                    (c) Amendment dated February 27, 1998 to Schedule A of Distribution Agreement between Registrant and BISYS Fund Services (f/k/a The Winsbury Company) with respect to the Equity Income, Equity Growth, Total Return Bond, National Tax-Exempt Bond and Intermediate Tax-Exempt Bond Funds.

               (7)       None.

               (8)  (a)  Custody Agreement between Registrant and Fifth Third
                         Bank, dated May 28, 1993 is incorporated herein by reference to Exhibit (8)(a) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (b) Letter Agreement dated July 28, 1997 supplementing the Custody Agreement between Registrant and Fifth Third Bank is incorporated herein by reference to Exhibit
                         (8)(b) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (c) Letter Agreement dated February 27, 1998 supplementing the Custody Agreement between Registrant and Fifth Third Bank.

                    (d) Custodian Contract dated June 29, 1993 between Registrant and State Street Bank and Trust Company with respect to the International Equity Fund is incorporated herein by reference to Exhibit (8)(c) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

               (9)  (a)  Transfer Agency and Service Agreement dated as of
                         November 1, 1992 between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (9)(a) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (b) Letter Agreement dated June 29, 1993 supplementing the Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (9)(b) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (c) Amendment No. 1 dated as of May 1, 1995 to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (9)(c) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (d) Letter Agreement dated July 28, 1997 supplementing the Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (9)(d) of Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on December 5, 1997.

                    (e) Letter Agreement dated February 27, 1998 supplementing the Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company.

                    (f) Administration Agreement between Registrant and Mercantile-Safe Deposit & Trust Company, dated May 28, 1993 is incorporated herein by reference to Exhibit
                         (9)(e) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (g) Amendment dated July 10, 1997 to Schedule A of Administration Agreement between Registrant and Mercantile-Safe Deposit and Trust Company is incorporated herein by reference to Exhibit (9)(g) of Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on December 5, 1997.

                    (h) Amendment dated February 27, 1998 to Schedule A of Administration Agreement between Registrant and Mercantile-Safe Deposit and Trust Company.

                    (i) Fund Accounting Agreement between Registrant and The Winsbury Service Corporation, dated October 1, 1993 is incorporated herein by reference to Exhibit (9)(g) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (j) Amendment dated July 28, 1997 to Schedules A and B of the Fund Accounting Agreement between Registrant and BISYS Fund Services Ohio, Inc. (f/k/a The Winsbury Service Corporation) is incorporated herein by reference to Exhibit (9)(j) of Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on December 5, 1997.

                    (k) Amendment dated March 3, 1998 to Schedules A and B of the Fund Accounting Agreement between Registrant and BISYS Fund Services, Ohio, Inc. (f/k/a The Winsbury Service Corporation).

               (10)      Opinion and Consent of counsel.

               (11) (a)  Consent of PricewaterhouseCoopers LLP.

                    (b)  Consent of Drinker Biddle & Reath LLP

               (12)      None.

               (13) (a) Purchase Agreement between Registrant and The Winsbury Company dated May 28, 1993 is incorporated herein by reference to Exhibit (13)(a) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (b) Purchase Agreement between Registrant and BISYS Fund Services Ohio, Inc. dated July 31, 1997 is incorporated herein by reference to Exhibit (13)(b) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (c) Purchase Agreement between Registrant and BISYS Fund Services Ohio, Inc. dated February 27, 1998 with respect to the Equity Income Fund.

                    (d) Purchase Agreement between Registrant and BISYS Fund Services Ohio, Inc. dated February 27, 1998 with respect to the Equity Growth Fund.

                    (e) Purchase Agreement between Registrant and BISYS Fund Services Ohio, Inc. dated February 27, 1998 with respect to the Total Return Bond Fund.

                    (f) Purchase Agreement between Registrant and BISYS Fund Services Ohio, Inc. dated February 27, 1998 with respect to the National Tax-Exempt Bond Fund.

                    (g) Purchase Agreement between Registrant and BISYS Fund Services Ohio, Inc. dated February 27, 1998 with respect to the Intermediate Tax-Exempt Bond Fund.

               (14)      None.

               (15)      None.

               (16) (a) Schedule for Computation of Performance Quotations with respect to the Prime, Government and Tax-Exempt Money Market Funds and the Tax-Exempt Money Market Fund (Trust) is incorporated herein by reference to Exhibit
                         (16) of Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A, filed on November 21, 1990.

                    (b) Schedule for Computation of Performance Quotations with respect to the Growth & Income (formerly Value Equity) and Limited Maturity Bond (formerly Intermediate Fixed Income) Funds is incorporated herein by reference to Exhibit (16)(b) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A, filed on August 12, 1991.

                    (c) Schedule for Computation of Performance Quotations with respect to the Maryland Tax-Exempt Bond Fund and Limited Maturity Bond (formerly Intermediate Fixed Income) Fund is incorporated herein by reference to
                         Exhibit 16(c) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A, filed on October 1, 1992.

                    (d) Schedule for Computation of Performance Quotations with respect to the International Equity Fund is incorporated herein by reference to Exhibit 16(d) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, filed on December 30, 1993.

                    (e) Schedule for Computation of Performance Quotations with respect to the Diversified Real Estate Fund is incorporated by reference to Exhibit 16 (e) of Post-Effective Amendment

                         No. 21 to the Registrant's Registration Statement on Form N-1A, filed on February 17, 1998.

                    (f) Schedule for Computation of Performance Quotations with respect to the Equity Income, Equity Growth, Total Return Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds.

               (18)      None.

               (27)      Financial Data Schedules.

Item 25.  Persons Controlled by or under Common Control
          with Registrant.
          ---------------------------------------------

          Inapplicable.

Item 26.  Number of Holders of Securities.
          --------------------------------

          The following information is as of  July 20, 1998.


               Title of Class           Number of Record Holders
               --------------           ------------------------
               Class A Common Stock               3,126
               Class B Common Stock               4,134
               Class C Common Stock                 412
               Class D Common Stock                 358
               Class E Common Stock               4,613
               Class F Common Stock               3,735
               Class G Common Stock                 192
               Class H Common Stock               2,589
               Class I Common Stock                   0
               Class J Common Stock                  48
               Class K Common Stock               1,461
               Class L Common Stock               1,500
               Class M Common Stock                 398
               Class N Common Stock               1,973
               Class O Common Stock               1,160


Item 27.  Indemnification.

          Indemnification of Registrant's Adviser against certain losses is provided for in Section 6 of the Advisory Agreement with respect to the Tax-Exempt Money Market Fund (Trust) incorporated herein by reference as Exhibit
(5)(a) and Section 6 of the Advisory Agreement with respect to the Prime Money Market, Government Money Market, Tax-Exempt Money Market, Growth & Income, International Equity, Limited Maturity Bond, Maryland Tax-Exempt Bond, Diversified Real Estate, Equity Income, Equity Growth, Total Return Bond, National Tax-Exempt Bond and Intermediate Tax-Exempt Bond Funds filed herein as Exhibit (5)(b). Indemnification of the Registrant's Administrator is provided for in Section 4 of the Administration Agreement incorporated herein by reference as Exhibit (9)(f); and indemnification of Registrant's principal underwriter is provided for in Section 1.11 of the Distribution Agreement incorporated herein by reference as Exhibit (6)(a). Section 7.3 of the Registrant's Articles of Incorporation incorporated herein by reference as Exhibit (1)(a) provides as follows:

          (a) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

          (b) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by Bylaw, resolution, or agreement make further provision for indemnification of directors, officers, employees, and agents to the fullest extent permitted by the Maryland General Corporation Law.

          (c) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          (d) References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall affect any right of any person under this Article based on any event, omission, or proceeding prior to such amendment.

          Section 6.2 of the Registrant's Bylaws incorporated herein by reference as Exhibit (2)(a) provides further as follows:

          Indemnification of Directors and Officers.
          -----------------------------------------

          (a)  Indemnification. The Corporation shall indemnify its directors to
               ---------------
          the fullest extent permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent, or fiduciary of another corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan to the same extent as its directors and, in the case of officers, to such further extent as is consistent with law. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

          (b)  Advances. Any current or former director or officer of the
               --------
          Corporation claiming indemnification within the scope of this Section
          6.2 shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the proceedings to which he is a party in the manner and to the full extent permissible under applicable state corporation laws, the

          Securities Act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force.

          (c)  Procedures. On the request of any current or former director or
               ----------
          officer requesting indemnification or an advance under this Section 6.2, the Board of Directors shall determine, or cause to be determined, in a manner consistent with applicable state corporation law, the Securities Act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force, whether the standards required by this Section 6.2 have been met.

          (d)  Other Rights. The indemnification provided by this Section 6.2
               ------------
          shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of stockholders or disinterested directors or otherwise, both as to action by a director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

          Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of
          Investment Adviser.
          ---------------------------------

          (a) Mercantile-Safe Deposit and Trust Company ("Merc-Safe"), the Adviser, is a Maryland trust company providing a wide range of banking, trust, and investment services.

          To the knowledge of the Registrant, none of the directors or executive officers of Merc-Safe, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation, or employment of a substantial nature, except that certain directors and executive officers of Merc-Safe also hold or have held various positions with the bank and non-bank affiliates of Merc-Safe, including its parent, Mercantile Bankshares Corporation. Set forth below are the names and principal business of each director and officer of Merc-Safe who is, or at any time during the past two fiscal years has been, engaged in any other business, profession, vocation, or employment of a substantial nature.


                       Position
                         with               Other Business
Name                  Merc-Safe              Connections             Type of Business
------------        --------------        ------------------         ----------------
H. Furlong          Director,             Director, Chairman           Bank Holding
 Baldwin            Chairman of            of the Board, and             Company
                    the Board, and         Chief Executive
                    Chief Executive        Officer
                    Officer               Mercantile Bankshares
                                           Corporation
                                          Two Hopkins Plaza
                                          Baltimore, MD 21201

                                          Director                     Electricity &
                                          Baltimore Gas &                Natural Gas
                                           Electric Company
                                          P.O. Box 1475
                                          Baltimore, MD 21203

                                          Director                     Freight Trans-
                                          Consolidated Rail              portation
                                           Corporation
                                           (CONRAIL)
                                          6 Penn Center Plaza
                                          Philadelphia, PA  19103

                                          Director                     Manufacturing
                                          GRC International, Inc.
                                          1900 Gallows Road
                                          Plaza 1900
                                          Vienna, VA  22182

                                          Director                     Insurance
                                          U.S.F.& G. Corp., Inc.
                                          P.O. Box 1138
                                          Baltimore, MD 21203

                                          Director                     Private Bank
                                          OFFITBANK
                                          Manhattan Tower
                                          101 East 52nd Street
                                          New York, NY 10022

                     Position
                       with       Other Business
   Name             Merc-Safe       Connections               Type of Business
   ----             ---------       -----------               ----------------
                                  Director                       Holding
                                  Wills Group, Inc.               Company
                                  P.O. Box E                      Wholesale &
                                  LaPlata, MD  20646              Retail
                                                                  Petroleum
                                                                  Products &
                                                                  Convenience
                                                                  Stores

 Cynthia A.          Director     Senior Vice President,
  Archer                          Intermodel Service Group,
                                  Consolidated Rail Corp.
                                  And Conrail
                                  2001 Market Street
                                  Philadelphia, PA  19101

 Thomas M.           Director     Director                       Bank Holding
  Bancroft, Jr.                   Mercantile Bankshares           Company
                                   Corporation
                                  Two Hopkins Plaza
                                  Baltimore, MD 21201

                                  Former Chairman of the         Racecourse
                                   Board and Chief                Management
                                   Executive Officer
                                  The New York Racing
                                   Association, Inc.
                                  P.O. Box 90
                                  Jamaica, NY  11417
                                  (prior to January 1990)

                                  Director                       Manufacturing
                                  VCOA                            and Distri-
                                  P.O. Box 31                     bution
                                  Easton, PA  18042

 Richard O. Berndt   Director     Director                       Bank Holding
                                  Mercantile Bankshares           Company
                                   Corporation
                                  Two Hopkins Plaza
                                  Baltimore, MD 21201

                     Position
                       with       Other Business
   Name             Merc-Safe       Connections               Type of Business
   ----             ---------       -----------               ----------------
                                  Partner                        Law Firm
                                  Gallagher, Evelius
                                   & Jones
                                  The Park Charles Building
                                  Suite 400
                                  218 North Charles Street
                                  Baltimore, MD 21201

                                  Director                       Financing
                                  Municipal Mortgage &           Housing
                                   Equity LLC                    Projects
                                  Suite 500
                                  218 N. Charles St.
                                  Baltimore, MD 21201

 James A. Block,     Director     Director                       Bank Holding
  M.D.                            Mercantile Bankshares           Company
                                   Corporation
                                  Two Hopkins Plaza
                                  Baltimore, MD 21201

                                  Former President               Health Services
                                   and Chief
                                   Executive Officer
                                  Johns Hopkins Health
                                   System and The Johns
                                   Hopkins Hospital
                                  600 N. Wolfe Street
                                  Baltimore, MD  21287

                                  Director                       Insurance
                                  MMI Companies, Inc.
                                  540 Lake Cook Road
                                  Deerfield, IL 60015-5290

 William R. Brody,   Director     Director                       Bank Holding
  M.D.                            Mercantile Bankshares           Company
                                   Corporation
                                  Two Hopkins Plaza
                                  Baltimore, MD 21201

                                  President                      University
                                  The Johns Hopkins
                                   University
                                  Charles & 34th St.
                                  Baltimore, MD 21218

                     Position
                       with       Other Business
   Name             Merc-Safe       Connections               Type of Business
   ----             ---------       -----------               ----------------
                                  Director                       Medical
                                  ALZA Corporation               Instruments
                                  950 Page Mill Rd.
                                  Palo Alto, CA
                                   94303-0802

 George L. Bunting,  Director     Director                       Bank Holding
  Jr.                             Mercantile Bankshares          Company
                                  Corporation
                                  Two Hopkins Plaza
                                  Baltimore, MD  21201

                                  President & Chief              Private Financial
                                  Executive Officer              Management

 Company
                                  Bunting Management
                                  Group
                                  Suite 350
                                  9690 Deereco Road
                                  Timonium, MD  21093
                                  (Since July 1991)

                                  Director                       Medical/Drugs
                                  Guilford
                                  Pharmaceaticals, Inc.
                                  6611 Tributary St.
                                  Baltimore, MD  21224

                                  Director                       Insurance
                                  U.S.F.& G. Corp., Inc.
                                  P.O. Box 1138
                                  Baltimore, MD  21203

                                  Director                       Business Services
                                  PHH Corporation
                                  11333 McCormick Road
                                  Hunt Valley, MD  21031

                                  Director                       Oil Industry
                                  Crown Central
                                  Petroleum corp.
                                  1 N. Charles Street
                                  Baltimore, MD  21203

                     Position
                       with       Other Business
   Name             Merc-Safe       Connections               Type of Business
   ----             ---------       -----------               ----------------
 Martin L. Grass     Director     Director                       Bank Holding
                                  Mercantile Bankshares            Company
                                   Corporation
                                  Two Hopkins Plaza
                                  Baltimore, MD 21201

                                  Chairman & Chief               Drug Store
                                   Executive Officer               Chain
                                  Rite-Aid Corporation
                                  Camp Hill, PA

                                  Director                       Wireless
                                  Tessco Technologies,           Equipment
                                   Inc.
                                  34 Loveton Circle
                                  Sparks, MD 21152

 Freeman A.          Director     Director                       Bank Holding
  Hrabowski, III                  Mercantile Bankshares            Company
                                   Corporation
                                  Two Hopkins Plaza
                                  Baltimore, MD 21201

                                  President                      University
                                  University of
                                   Maryland
                                  Baltimore County
                                  1000 Hilltop Circle
                                  Baltimore, MD 21250

                                  Director                       Electricity &
                                  Baltimore Gas &                 Natural Gas
                                   Electric Company
                                  P.O. Box 1475
                                  Baltimore, MD 21203

                                  Director                       Insurance
                                  Baltimore Equitable
                                   Society
                                  21 N. Eutaw St.
                                  Baltimore, MD 21201

                                  Director                       Specialty Foods/
                                  McCormick & Company            Spices
                                  18 Loveton Circle
                                  Sparks, MD 21152-6000

                     Position
                       with       Other Business
   Name             Merc-Safe       Connections               Type of Business
   ----             ---------       -----------               ----------------
                                  Director                       Aerospace/Defense
                                  UNC, Inc.                      Equipment
                                  175 Admiral Cochran Dr.
                                  Annapolis, MD 21401

 B. Larry Jenkins    Director     Director                       Bank Holding
                                  Mercantile Bankshares            Company
                                   Corporation
                                  Two Hopkins Plaza
                                  Baltimore, MD 21201

                                  Director, Chairman             Insurance
                                   of the Board,
                                   President and CEO
                                  Monumental Life
                                   Insurance Company
                                  2 East Chase Street
                                  Baltimore, MD 21202

                                  Senior Vice President          Insurance
                                   of AEGON USA Inc.
                                  2 East Chase Street
                                  Baltimore, MD 21202

 Mary Junck          Director     President, Times Mirror
                                  Eastern Newspapers,
                                  Executive Vice President
                                  Times Mirror
                                  501 North Calvert Street
                                  Baltimore , MD  21278

Robert A. Kinsley    Director     Director                       Bank Holding
                                  Mercantile Bankshares           Company
                                   Corporation
                                  Two Hopkins Plaza
                                  Baltimore, MD 21201

                                  Chief Executive                Construction
                                   Officer
                                  Kinsley Construction
                                  2700 Water St.
                                  York, PA 17403-9306

                     Position
                       with       Other Business
   Name             Merc-Safe       Connections               Type of Business
   ----             ---------       -----------               ----------------
                                  Partner                        Construction
                                  Various Construction
                                  Ventures

 Robert D.           Director     Director                       Bank Holding
  Kunisch                         Mercantile Bankshares           Company
                                   Corporation
                                  Two Hopkins Plaza
                                  Baltimore, MD 21201

                                  Director, Chairman
                                   of the Board,                 Business
                                   President and Chief            Services
                                   Executive Officer
                                  PHH Corporation
                                  11333 McCormick Road
                                  Hunt Valley, MD 21031

                                  Director                       Transportation
                                  CSX Corporation
                                  1 James Center
                                  901 East Carey Street
                                  Richmond, VA  23219

                                  Director                       Manufacturing
                                  GenCorp Inc.
                                  175 Ghent Rd.
                                  Fairlawn, OH 44333

 William J.          Director     Director                       Bank Holding
  McCarthy                        Mercantile Bankshares           Company
                                   Corporation
                                  Two Hopkins Plaza
                                  Baltimore, MD 21201

                                  Principal, William J.          Law Firm
                                   McCarthy, P.C., a
                                   Partner, Venable,
                                   Baetjer and Howard
                                  Two Hopkins Plaza
                                  Baltimore, MD 21201

                                  Director, Chairman of          Real Estate
                                   the Board                      Development
                                  Riparius Corporation            and Services
                                  375 Padonia Road West
                                  Timonium, MD  21093

                     Position
                       with       Other Business
   Name             Merc-Safe       Connections               Type of Business
   ----             ---------       -----------               ----------------
                                  Director                       Distributor of
                                  CRW Parts, Inc.                 Auto Parts
                                  7601 Pulaski Highway
                                  Baltimore, MD  21237

 Morris W. Offit     Director     Director                       Bank Holding
                                  Mercantile Bankshares           Company
                                   Corporation
                                  Two Hopkins Plaza
                                  Baltimore, MD 21201

                                  Director                       Medical
                                  Cantel Industries,             Products
                                   Inc.
                                  1135 Broad Street
                                  Clifton, NJ  07013

                                  Chairman of the Board          Private Bank
                                   and Chief Executive
                                   Officer
                                  OFFITBANK
                                  Manhattan Tower
                                  101 East 52nd Street
                                  New York, NY  10022

                                  Director                       Toy
                                  Hasbro, Inc.                   Manufacturer
                                  P.O. Box 1059
                                  1027 Newport Ave.
                                  Pawtucket, RI 02862-1059


 Martin B.           Director     Chairman,
 Plant                            Keywell Corporation
                                  7600 Rolling Mill Road
                                  Baltimore, MD  21224

 Christian H.        Director     Director                       Bank Holding
  Poindexter                      Mercantile Bankshares           Company
                                   Corporation
                                  Two Hopkins Plaza
                                  Baltimore, MD 21201

                     Position
                       with             Other Business
   Name             Merc-Safe             Connections               Type of Business
   ----             ---------             -----------               ----------------
                                        Director and Chairman          Electricity &
                                         of the Board and               Natural Gas
                                         Chief Executive
                                         Officer
                                        Baltimore Gas &
                                         Electric Company
                                         and Subsidiaries
                                        P.O. Box 1475
                                        Baltimore, MD 21203


 J. Marshall Reid    Director,          None
                     President &
                     Chief Operating
                     Officer


 William C.          Director           Director                       Bank Holding
  Richardson                            Mercantile Bankshares           Company
                                         Corporation
                                        Two Hopkins Plaza
                                        Baltimore, MD  21201

                                        President and Chief            Foundation
                                         Executive Officer
                                        W.K. Kellogg Foundation
                                        One Michigan Avenue, East
                                        Battle Creek, MI 49017

                                        Director                       Transportation
                                        CSX
                                        1 James Center
                                        901 East Carey Street
                                        Richmond, VA  23219

 Donald J. Shepard   Director           Director                       Bank Holding
                                        Mercantile Bankshares           Company
                                        Corporation
                                        Two Hopkins Plaza
                                        Baltimore, MD  21201

                                        Chairman of the Board,         Insurance
                                         President and Chief
                                         Executive Officer
                                        AEGON USA Inc.
                                        2 East Chase Street
                                        Baltimore, MD  21202

                     Position
                       with             Other Business
   Name             Merc-Safe             Connections               Type of Business
   ----             ---------             -----------               ----------------
                                        Member of the                  Insurance
                                         Executive Board
                                        AEGON, N.V.
                                        2 East Chase Street
                                        Baltimore, MD  21202

                                        Director                       Business Services
                                        PHH Corporation
                                        11333 McCormick Road
                                        Hunt Valley, MD  21031

                                        Director                       Insurance
                                        Health Insurance
                                         Association of
                                         America
                                        555 13th Street, N.W.
                                        Washington, DC 20004

                                        Director                       Insurance
                                        Scottish Equitable PLC
                                        28 St. Andrews Square
                                        Edinborough, Scotland
                                        EH21YF

 Brian B. Topping    Director and       Director                       Insurance
                     Vice Chairman      Fidelity & Deposit Co.
                     of the Board        of Maryland
                                        300 St. Paul Place
                                        Baltimore, MD  21202

 Calman J.           Director           Director                       Bank Holding
  Zamoiski, Jr.                         Mercantile Bankshares           Company
                                         Corporation
                                        Two Hopkins Plaza
                                        Baltimore, MD 21201

                                        Chairman of the Board          Wholesale
                                        Independent Distribu-           Distributor
                                         tors, Incorporated
                                        3000 Waterview Avenue
                                        Baltimore, MD 21230

                     Position
                       with             Other Business
   Name             Merc-Safe             Connections               Type of Business
   ----             ---------             -----------               ----------------
 Kenneth A.          Executive          Director                       Bank
  Bourne, Jr.        Vice President     Potomac Valley Bank
                                        702 Russell Avenue
                                        Gaithersburg, MD 20877

 Hugh W. Mohler      Executive Vice     Director                       Bank
                     President          The Citizens National
                                         Bank
                                        4th & Main Street
                                        Laurel, MD 20707


 Jack K. Steil       Chairman of        None
                     Credit Policy

 Terry L. Troupe     Executive Vice     Executive                      Bank Holding
                     President          Vice President                 Company
                                        Mercantile Bankshares
                                         Corporation
                                        Two Hopkins Plaza
                                        Baltimore, MD 21201

 Malcolm C. Wilson   Executive          None
                     Vice President

 Frederica B.        Vice President     None
  Baxter             and Treasurer

 Alan D. Yarbro      General Counsel    General Counsel                Bank Holding
                      and Secretary      and Secretary                 Company
                                        Mercantile Bankshares
                                         Corporation
                                        Two Hopkins Plaza
                                        Baltimore, MD 21201

          (b) BlackRock International Ltd. ("BlackRock") serves as sub-adviser to the International Equity Fund. BlackRock (a wholly owned subsidiary of BlackRock, Inc., a U.S. Corporation) is a U.K. Corporation and a member of the Investment Management Regulatory Organization ("IMRO") and regulated by IMRO in the conduct of its affairs. The information required by this Item 28 with respect to each director and officer of BlackRock is incorporated herein by reference to Form ADV and Schedules A and D filed by BlackRock with the Securities and Exchange Commission (File No. 801-51087).

Item 29.  Principal Underwriter.
          ----------------------

          (a) BISYS Fund Services Limited Partnership ("BISYS") acts as distributor for Registrant. BISYS and its affiliates currently serve as distributor of American Performance Funds, AmSouth Mutual Funds, The ARCH Fund, Inc., The BB&T Mutual Funds Group, The Coventry Group, Empire Builder Tax-Free Bond Fund, The Eureka Funds, Fountain Square Funds, Hirtle Callaghan Trust, HSBC Family of Funds, The Infinity Mutual Funds, Inc., Intrust Funds, The Kent Funds, Magna Funds, Marketwatch Funds, Meyers Investment Trust, MMA Praxis Mutual Funds, Pacific Capital Funds, Parkstone Group of Funds, The Parkstone Advantage Funds, Pegasus Funds, ProFunds, The Republic Funds Trust, The Republic Advisors Funds Trust, The Riverfront Funds, Inc., SBSF Funds, Inc. dba Key Mutual Funds, Sefton Funds, The Sessions Group, Summit Investment Trust, Variable Insurance Funds and The Victory Portfolios, each of which is a management investment company.

          (b) To the best of Registrant's knowledge, the partners of BISYS are as follows:

Name and Principal                                     Positions and
Business                      Positions and            Offices with
Address                       Offices with BISYS       Registrant
------------------            ------------------       -----------
BISYS Fund Services, Inc.     Sole General Partner     None
3435 Stelzer Road
Columbus, OH 43219-3035

WC Subsidiary Corporation     Sole Limited Partner     None
3435 Stelzer Road
Columbus, OH 43219-3035

          (c)  None.

Item 30.  Location of Accounts and Records.
          ---------------------------------

          All accounts, books, and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of:

     Mercantile-Safe Deposit and Trust Company
     Two Hopkins Plaza
     Baltimore, Maryland 21201
     (records relating to its functions as investment adviser and as administrator)

     BlackRock International Ltd.
     345 Park Avenue
     New York, NY  10137

                     and

     7 Castle Street
     Edinburgh, Scotland EH3 3AM
     (records relating to its functions as sub-adviser to Registrant's International Equity Fund)


     Fifth Third Bank
     Fifth Third Center
     Cincinnati, Ohio  45263
     (records relating to its functions as custodian)

     State Street Bank and Trust Company
     1776 Heritage Drive
     North Quincy, MA  02171
     (records relating to its functions as transfer agent and dividend disbursing agent)

     BISYS Fund Services Ohio, Inc.
     3435 Stelzer Road
     Columbus, Ohio 43219-3035
     (records relating to its functions as fund accounting agent)

     State Street Bank and Trust Company
     One Heritage Drive, P4N
     North Quincy, MA  02171
     (records relating to its functions as custodian with respect to the International Equity Fund)

     BISYS Fund Services Limited Partnership
     3435 Stelzer Road
     Columbus, Ohio  43219-3035
     (records relating to its functions as distributor)

     Drinker Biddle & Reath LLP
     Philadelphia National Bank Building
     1345 Chestnut Street
     Suite 1100
     Philadelphia, Pennsylvania 19107-3496
     (registrant's Articles of Incorporation, Bylaws and minute books)

Item 31.  Management Services.
          --------------------


          None.

Item 32.  Undertakings.
          -------------


          Registrant hereby undertakes to provide its Annual Report to Shareholders upon request and without charge to any person to whom a Prospectus for any of its Funds is delivered.

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 23 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and the State of Maryland, on the 31st day of July, 1998.

                                        M.S.D. & T. FUNDS, INC.
                                        (Registrant)

                                        /s/* Leslie B. Disharoon
                                        ------------------------
                                        Leslie B. Disharoon
                                        President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 23 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

     SIGNATURE                           TITLE                       DATE
     ---------                           -----                       ----
/s/* Leslie B. Disharoon           Chairman of the               July 31, 1998
-----------------------------
Leslie B. Disharoon                Board and President

/s/* Decatur H. Miller             Director and Treasurer        July 31, 1998
-----------------------------
Decatur H. Miller                  (Principal Financial
                                   and Accounting Officer)

                                   Director                      July __, 1998
_____________________________
Edward D. Miller

/s/* John R. Murphy                Director                      July 31, 1998
-----------------------------
John R. Murphy

/s/* George R. Packard, III        Director                      July 31, 1998
-----------------------------
George R. Packard, III

*By: /s/ Linda A. Durkin
     ------------------------
     Linda A. Durkin
     Attorney-in-fact

                            M.S.D & T. FUNDS, INC.


                               POWER OF ATTORNEY
                               -----------------


          Leslie B. Disharoon, whose signature appears below, does hereby constitute and appoint W. Bruce McConnel, III, George C. Earle, Jr. and Linda
A. Durkin, jointly and severally, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which each said attorney and agent may deem necessary or advisable or which may be required to enable M.S.D. & T. Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended ("Acts"), or the Internal Revenue Code of 1986, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission with respect to the Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all amendments (including post-effective amendments) to the Company's Registration Statement(s) pursuant to the Acts filed with the Securities and Exchange Commission, and any other instruments or documents related thereto; and each said attorney and agent shall have full power and authority to do and perform in the name and on behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person; and the undersigned does hereby ratify and confirm all that each said attorney and agent shall do or cause to be done by virtue hereof.


                                                  /s/ Leslie B. Disharoon
                                                  ------------------------
                                                  Leslie B. Disharoon


Date:     April 29, 1994

                            M.S.D & T. FUNDS, INC.


                               POWER OF ATTORNEY
                               -----------------


          George R. Packard, III, whose signature appears below, does hereby constitute and appoint W. Bruce McConnel, III, George C. Earle, Jr. and Linda
A. Durkin, jointly and severally, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which each said attorney and agent may deem necessary or advisable or which may be required to enable M.S.D. & T. Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended ("Acts"), or the Internal Revenue Code of 1986, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission with respect to the Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all amendments (including post-effective amendments) to the Company's Registration Statement(s) pursuant to the Acts filed with the Securities and Exchange Commission, and any other instruments or documents related thereto; and each said attorney and agent shall have full power and authority to do and perform in the name and on behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person; and the undersigned does hereby ratify and confirm all that each said attorney and agent shall do or cause to be done by virtue hereof.


                                                  /s/ George R. Packard
                                                  ----------------------
                                                  George R. Packard, III


Date:     April 29, 1994

                            M.S.D & T. FUNDS, INC.


                               POWER OF ATTORNEY
                               -----------------


          John R. Murphy, whose signature appears below, does hereby constitute and appoint W. Bruce McConnel, III, George C. Earle, Jr. and Linda A. Durkin, jointly and severally, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which each said attorney and agent may deem necessary or advisable or which may be required to enable M.S.D. & T. Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended ("Acts"), or the Internal Revenue Code of 1986, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission with respect to the Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all amendments (including post-effective amendments) to the Company's Registration Statement(s) pursuant to the Acts filed with the Securities and Exchange Commission, and any other instruments or documents related thereto; and each said attorney and agent shall have full power and authority to do and perform in the name and on behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person; and the undersigned does hereby ratify and confirm all that each said attorney and agent shall do or cause to be done by virtue hereof.


                                                  /s/ John R. Murphy
                                                  ----------------------
                                                  John R. Murphy


Date:     April 29, 1994

                            M.S.D & T. FUNDS, INC.


                               POWER OF ATTORNEY
                               -----------------


          Decatur H. Miller, whose signature appears below, does hereby constitute and appoint W. Bruce McConnel, III, George C. Earle, Jr. and Linda A. Durkin, jointly and severally, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which each said attorney and agent may deem necessary or advisable or which may be required to enable M.S.D. & T. Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended ("Acts"), or the Internal Revenue Code of 1986, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission with respect to the Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all amendments (including post-effective amendments) to the Company's Registration Statement(s) pursuant to the Acts filed with the Securities and Exchange Commission, and any other instruments or documents related thereto; and each said attorney and agent shall have full power and authority to do and perform in the name and on behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person; and the undersigned does hereby ratify and confirm all that each said attorney and agent shall do or cause to be done by virtue hereof.


                                                  /s/ Decatur H. Miller
                                                  ----------------------
                                                  Decatur H. Miller


Date:     April 29, 1994

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                             Description
-----------                             -----------

     1(i) Articles Supplementary dated February 13, 1998 and recorded in the State of Maryland on February 23, 1998 relating to the Equity Income, Equity Growth, Total Return Bond, National Tax-Exempt Bond and Intermediate Tax-Exempt Bond Funds.

     5(b) Advisory Agreement dated as of July 24, 1998 between Registrant and Mercantile Safe-Deposit and Trust Company with respect to the Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Growth & Income Fund, International Equity Fund, Limited Maturity Bond Fund, Maryland Tax-Exempt Bond Fund, Diversified Real Estate Fund, Equity Income Fund, Equity Growth Fund, Total Return Bond Fund, National Tax-Exempt Bond Fund and Intermediate Tax-Exempt Bond Fund.

     6(c) Amendment dated February 27, 1998 to Schedule A of Distribution Agreement between Registrant and BISYS Fund Services (f/k/a The Winsbury Company) with respect to the Equity Income, Equity Growth, Total Return Bond, National Tax-Exempt Bond and Intermediate Tax-Exempt Bond Funds.

     8(c) Letter Agreement dated February 27, 1998 supplementing the Custody Agreement between Registrant and Fifth Third Bank.

     9(e) Letter Agreement dated February 27, 1998 supplementing the Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company.

     9(h) Amendment dated February 27, 1998 to Schedule A of Administration Agreement between Registrant and Mercantile-Safe Deposit and Trust Company.

     9(k) Amendment dated March 3, 1998 to Schedules A and B of the Fund Accounting Agreement between

                              Registrant and BISYS Fund Services, Ohio, Inc. (f/k/a The Winsbury Services Corporation).


     10                       Opinion and Consent of Counsel.

     11(a)                    Consent of PricewaterhouseCoopers LLP.

     11(b)                    Consent of Drinker Biddle & Reath LLP


     13(c) Purchase Agreement between Registrant and BISYS Fund Services, Ohio, Inc. dated February 27, 1998 with respect to the Equity Income Fund.

     13(d) Purchase Agreement between Registrant and BISYS Fund Services, Ohio, Inc. dated February 27, 1998 with respect to the Equity Growth Fund.

     13(e) Purchase Agreement between Registrant and BISYS Fund Services, Ohio, Inc. dated February 27, 1998 with respect to the Total Return Bond Fund.

     13(f) Purchase Agreement between Registrant and BISYS Fund Services, Ohio, Inc. dated February 27, 1998 with respect to the National Tax-Exempt Bond Fund.

     13(g) Purchase Agreement between Registrant and BISYS Fund Services, Ohio, Inc. dated February 27, 1998 with respect to the Intermediate Tax-Exempt Bond Fund.

     16(e) Schedule for Computation of Performance Quotations with respect to the Equity Income, Equity Growth, Total Return Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds.

     27                       Financial Data Schedules.

                                      -2-